UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

January 31, 2016

MFS® GLOBAL HIGH YIELD FUND

HYO-ANN

MFS® GLOBAL HIGH YIELD FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Market volatility remains elevated amid signs of slowing global growth and continued weakness in the price of oil and other commodities. Chinese markets remain skittish following a series of policy missteps and currency depreciations, which have contributed to large capital outflows.

A lower-for-longer interest rate environment is likely for the foreseeable future given accommodative global central bank policies. The Bank of Japan has adopted a negative interest rate policy while the European Central Bank has signaled plans for additional monetary stimulus later this year. Meanwhile, expectations for further monetary policy tightening from the U.S. Federal Reserve have been reduced in the face of more challenging financial conditions.

The U.S. manufacturing sector is suffering the effects of a strong U.S. dollar and falling global demand. There is some reason for optimism, however, as U.S. labor markets continue to improve while auto and home sales remain upbeat.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	7.4%
Telecommunications – Wireless	6.0%
Building	4.9%
Medical & Health Technology & Services	4.6%
Midstream	3.5%

Composition including fixed income credit quality (a)(i)
BBB	3.8%
BB	42.3%
B	40.5%
CCC	9.1%
C	0.2%
D	0.2%
Not Rated	(0.9)%
Non-Fixed Income	0.5%
Cash & Cash Equivalents	3.3%
Other	1.0%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	5.7 yrs.

Issuer country weightings (i)(x)
United States	60.3%
United Kingdom	4.7%
Canada	3.8%
Mexico	3.1%
Italy	2.9%
Germany	2.8%
Luxembourg	2.6%
Brazil	2.5%
Russia	2.2%
Other Countries	15.1%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 1/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2016, Class A shares of the MFS Global High Yield Fund (“fund”) provided a total return of –5.54%, at net asset value. This compares with a return of –3.86 % for the fund’s benchmark, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle toward the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy, bolster sentiment and stabilize its currency.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the benchmark, was a primary detractor from performance relative to the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged).

The fund’s greater exposure to non-investment grade bonds, particularly “B” and “C” rated (r) securities, also held back performance as these credit quality sectors underperformed higher-rated securities. The fund’s longer duration (d) stance in the US and lesser duration stance in the Eurozone dampened relative returns.

A greater exposure to the Utility – other sector, within the North American region, further weakened relative performance during the period.

4

Management Review – continued

Contributors to Performance

The fund’s greater exposure to shifts in the middle portion (centered around maturities of 7 years) of the US yield curve (y) was a primary contributor to relative performance during the reporting period.

The fund’s yield curve positioning in the Eurozone and United Kingdom, particularly a lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the respective yield curves also benefited relative results. Strong bond selection further supported relative results.

Respectfully,

William Adams	David Cole	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

This discussion reflects the fund’s investment in securities held within the fund’s portfolio as well as those securities held within the MFS High Yield Pooled Portfolio.

5

PERFORMANCE SUMMARY THROUGH 1/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/01/98	(5.54)%	3.51%	5.00%	N/A
B	7/01/98	(6.23)%	2.71%	4.24%	N/A
C	7/01/98	(6.41)%	2.73%	4.26%	N/A
I	7/01/98	(5.45)%	3.73%	5.26%	N/A
R1	6/02/08	(6.23)%	2.71%	N/A	4.06%
R2	6/02/08	(5.75)%	3.22%	N/A	4.58%
R3	6/02/08	(5.54)%	3.51%	N/A	4.86%
R4	6/02/08	(5.39)%	3.87%	N/A	5.19%
R5	6/02/08	(5.37)%	3.77%	N/A	5.09%
Comparative benchmark
BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) (f)		(3.86)%	4.94%	7.06%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(9.55)%	2.61%	4.54%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(9.78)%	2.40%	4.24%	N/A
C With CDSC (1% for 12 months) (v)		(7.30)%	2.73%	4.26%	N/A

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s and S&P). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2015 through January 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2015 through January 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/15	Ending Account Value 1/31/16	Expenses Paid During Period (p) 8/01/15-1/31/16
A	Actual	1.05%	$1,000.00	$927.41	$5.10
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$924.06	$8.73
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$922.25	$8.72
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$927.11	$3.89
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$924.06	$8.73
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$926.40	$6.31
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$927.41	$5.10
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$927.63	$3.89
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R5	Actual	0.70%	$1,000.00	$927.39	$3.40
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 30.5%
Issuer	Shares/Par		Value ($)

Aerospace - 0.3%
TA Aerospace, 3.625%, 4/15/23 (n)	EUR	1,225,000	$1,240,923

Asset-Backed & Securitized - 0.1%
Citigroup Commercial Mortgage Trust, FRN, 5.898%, 12/10/49		$2,500,000	$249,845
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)		1,480,674	127,516
Falcon Franchise Loan LLC, FRN, 44.017%, 1/05/25 (i)(z)		30,270	7,315
LB Commercial Conduit Mortgage Trust, FRN, 1.191%, 2/18/30 (i)		143,852	1,393
Morgan Stanley Capital I, Inc., FRN, 1.405%, 4/28/39 (i)(z)		942,867	4,563

			$390,632
Automotive - 1.1%
Rhino Bondco S.p.A., 7.25%, 11/15/20 (n)	EUR	751,000	$864,602
Schaeffler Finance B.V., 4.25%, 5/15/18	EUR	100,000	109,901
Schaeffler Finance B.V., 3.25%, 5/15/25 (n)	EUR	905,000	919,112
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)		$640,000	657,600
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)		295,000	295,000
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)		200,000	208,500
Tupy Overseas S.A., 6.625%, 7/17/24		1,465,000	1,188,481
ZF North America Capital, Inc., 4.5%, 4/29/22 (n)		200,000	192,750

			$4,435,946
Building - 2.6%
CEMEX S.A.B. de C.V., 5.875%, 3/25/19 (n)		$345,000	$326,612
CEMEX S.A.B. de C.V., 6.5%, 12/10/19 (n)		845,000	797,469
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)		235,000	223,485
Cimpor Financial Operations B.V., 5.75%, 7/17/24 (n)		918,000	564,570
Cimpor Financial Operations B.V., 5.75%, 7/17/24		1,265,000	777,975
Elementia S.A. de C.V., 5.5%, 1/15/25 (n)		1,664,000	1,539,366
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/20		1,563,000	1,594,260
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/20 (n)		795,000	810,900
Paroc Group Oy, 6.25%, 5/15/20	EUR	1,125,000	1,145,658
Titan Global Finance PLC, 4.25%, 7/10/19	EUR	1,125,000	1,194,338
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (n)		$1,627,000	1,565,174

			$10,539,807
Business Services - 0.1%
Worldpay Finance PLC, 3.75%, 11/15/22 (n)	EUR	479,000	$522,792

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Cable TV - 2.8%
Altice Financing S.A., 7.875%, 12/15/19 (n)		$1,512,000	$1,576,260
Altice Financing S.A., 6.625%, 2/15/23 (n)		400,000	393,000
Altice Finco S.A., 8.125%, 1/15/24 (n)		278,000	266,880
Cogeco Communications, Inc., 4.875%, 5/01/20 (n)		1,135,000	1,139,256
LGE Holdco VI B.V., 7.125%, 5/15/24	EUR	380,000	442,569
LGE Holdco VI B.V., 7.125%, 5/15/24 (n)		$755,000	879,315
Lynx I Corp., 5.375%, 4/15/21 (n)		814,500	832,826
Telenet Group Holding N.V., 6.25%, 8/15/22 (n)	EUR	780,000	903,066
Unitymedia Hessen NRW GmbH, 6.25%, 1/15/29	EUR	1,160,000	1,360,425
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)		$200,000	203,040
Videotron Ltd., 5.375%, 6/15/24 (n)		1,890,000	1,904,175
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (n)		485,000	480,150
VTR Finance B.V., 6.875%, 1/15/24 (n)		1,320,000	1,230,900

			$11,611,862
Chemicals - 0.7%
Consolidated Energy Finance S.A., 6.75%, 10/15/19		$200,000	$176,000
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (n)		1,554,000	1,367,520
INEOS Group Holdings S.A., 5.75%, 2/15/19	EUR	760,000	802,725
SPCM S.A., 2.875%, 6/15/23 (n)	EUR	647,000	658,323

			$3,004,568
Conglomerates - 0.7%
Grupo Kuo S.A.B. de C.V., 6.25%, 12/04/22		$1,505,000	$1,375,194
Kion Finance S.A., 6.75%, 2/15/20	EUR	770,000	863,965
Votorantim Cimentos S.A., 7.25%, 4/05/41		$814,000	557,590

			$2,796,749
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/17 (n)		$150,000	$25,125
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/17		291,000	48,743
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21		1,639,000	303,215
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (a)(d)(n)		915,000	169,275

			$546,358
Consumer Products - 0.3%
Jarden Corp., 3.75%, 10/01/21	EUR	1,125,000	$1,270,276

Consumer Services - 0.5%
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/22 (n)		$2,249,000	$2,125,305

Containers - 0.3%
San Miguel Industrias PET S.A., 7.75%, 11/06/20 (n)		$1,211,000	$1,241,396

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 1.6%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/23 (n)		$606,000	$579,945
Banco do Brasil S.A., 6.25% to 4/15/24, FRN to 1/31/49 (n)		935,000	451,138
Banco do Brasil S.A., 9% to 6/18/2024, FRN to 6/29/49		910,000	546,000
Gazprom OAO Via Gaz Capital S.A., 4.95%, 7/19/22		1,840,000	1,725,736
Sberbank of Russia, 5.25%, 5/23/23		1,115,000	990,120
Trade & Development Bank of Mongolia LLC, 9.375%, 5/19/20 (n)		600,000	532,566
Turkiye Vakiflar Bankasi T.A.O., 6.875% to 2/03/20, FRN to 2/03/25 (n)		1,820,000	1,749,584

			$6,575,089
Emerging Market Sovereign - 1.5%
Dominican Republic, 7.5%, 5/06/21 (n)		$790,000	$835,425
Dominican Republic, 6.6%, 1/28/24 (n)		122,000	122,915
Dominican Republic, 5.875%, 4/18/24 (n)		111,000	107,115
Dominican Republic, 5.5%, 1/27/25 (n)		140,000	131,600
Dominican Republic, 7.45%, 4/30/44 (n)		107,000	103,255
Government of Jamaica, 7.875%, 7/28/45		499,000	479,040
Republic of Croatia, 5.5%, 4/04/23 (n)		1,264,000	1,318,352
Republic of Ecuador, 10.5%, 3/24/20 (n)		1,446,000	1,070,040
Republic of Kazakhstan, 5.125%, 7/21/25 (n)		439,000	436,893
Republic of Venezuela, 7%, 3/31/38		1,930,000	622,425
Russian Federation, 5%, 4/29/20		800,000	829,859

			$6,056,919
Energy - Independent - 0.1%
Afren PLC, 15%, 4/25/16 (d)(p)		$1,173,632	$352,090
Afren PLC, 6.625%, 12/09/20 (a)(d)(n)		528,000	2,640
Afren PLC, 11.5% (a)(d)(n)		1,000,000	5,000
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)		279,000	199,485

			$559,215
Energy - Integrated - 0.8%
Inkia Energy Ltd., 8.375%, 4/04/21		$1,597,000	$1,525,135
LUKOIL International Finance B.V., 4.563%, 4/24/23		1,655,000	1,499,844
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (n)		2,406,000	300,750

			$3,325,729
Entertainment - 0.4%
CPUK Finance Ltd., 7%, 2/28/42 (n)	GBP	1,110,000	$1,601,407

Food & Beverages - 2.1%
Brakes Capital, 7.125%, 12/15/18	GBP	1,150,000	$1,679,601
Central American Bottling Corp., 6.75%, 2/09/22		$1,495,000	1,515,556

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Food & Beverages - continued
Corporacion Lindley S.A., 6.75%, 11/23/21 (n)		$56,000	$61,180
Corporacion Lindley S.A., 6.75%, 11/23/21		389,000	424,983
Corporacion Lindley S.A., 4.625%, 4/12/23 (n)		802,000	796,988
Darling Global Finance B.V., 4.75%, 5/30/22 (n)	EUR	710,000	722,802
JBS Investments GmbH, 7.75%, 10/28/20 (n)		$979,000	866,415
Minerva Luxembourg S.A., 7.75%, 1/31/23		1,560,000	1,454,700
R&R Ice Cream PLC, 5.5%, 5/15/20	GBP	750,000	1,087,377

			$8,609,602
Forest & Paper Products - 0.0%
Tembec Industries, Inc., 9%, 12/15/19 (n)		$130,000	$82,225

Gaming & Lodging - 0.2%
Great Canadian Gaming Corp., 6.625%, 7/25/22 (n)	CAD	1,375,000	$964,335

Industrial - 0.9%
Deutsche Raststatten Gruppe IV GmbH, 6.75%, 12/30/20	EUR	385,000	$439,762
Galapagos Holding S.A., 7%, 6/15/22	EUR	1,031,000	922,545
Galapagos S.A., 5.375%, 6/15/21	EUR	281,000	285,230
Grupo Isolux Corsan Finance B.V., 6.625%, 4/15/21	EUR	1,380,000	448,486
Transfield Services Ltd., 8.375%, 5/15/20 (n)		$1,500,000	1,518,750

			$3,614,773
Machinery & Tools - 0.5%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)		$260,000	$250,250
Loxam SAS, 7%, 7/23/22	EUR	1,500,000	1,641,199

			$1,891,449
Major Banks - 1.1%
Royal Bank of Scotland Group PLC, 6%, 12/19/23		$1,850,000	$1,961,561
Royal Bank of Scotland Group PLC, 3.625% to 3/25/19, FRN to 3/25/24	EUR	1,850,000	2,041,225
Royal Bank of Scotland Group PLC, 7.5% to 8/10/20, FRN to 12/29/65		$325,000	330,688

			$4,333,474
Medical & Health Technology & Services - 0.4%
Medi-Partenaires SAS, 7%, 5/15/20	EUR	1,300,000	$1,485,042

Metals & Mining - 0.5%
Hudbay Minerals, Inc., 9.5%, 10/01/20		$260,000	$159,900
Lundin Mining Corp., 7.5%, 11/01/20 (n)		240,000	204,000
Lundin Mining Corp., 7.875%, 11/01/22 (n)		150,000	121,125
Ovako AB, 6.5%, 6/01/19	EUR	750,000	512,672

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Metals & Mining - continued
Petra Diamonds U.S. Treasury PLC, 8.25%, 5/31/20 (n)		$955,000	$706,700
Southern Copper Corp., 5.875%, 4/23/45		212,000	162,812

			$1,867,209
Network & Telecom - 1.1%
Colombia Telecomunicaciones S.A., 8.5% to 3/30/20, FRN to 12/29/49 (n)		$996,000	$819,409
Columbus International, Inc., 7.375%, 3/30/21 (n)		1,387,000	1,390,468
Columbus International, Inc., 7.375%, 3/30/21		200,000	200,500
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)		2,240,000	2,184,000

			$4,594,377
Oil Services - 0.2%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)		$1,716,470	$369,041
QGOG Constellation S.A., 6.25%, 11/09/19		400,000	152,000
QGOG Constellation S.A., 6.25%, 11/09/19 (n)		1,298,000	493,240

			$1,014,281
Oils - 0.1%
CITGO Holding, Inc., 10.75%, 2/15/20 (n)		$210,000	$199,500

Other Banks & Diversified Financials - 3.0%
Banco Popolare Societa Cooperativa, 3.5%, 3/14/19	EUR	1,480,000	$1,583,184
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/21 (n)		$1,375,000	1,477,878
BBVA Subordinated Capital S.A.U., 3.5% to 4/11/19, FRN to 4/11/24	EUR	1,900,000	2,110,470
CaixaBank S.A., 5% to 11/14/18, FRN to 11/14/23	EUR	1,900,000	2,103,336
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)		$407,000	516,210
ING Groep N.V., 6.5% to 4/16/25, FRN to 12/29/49		1,850,000	1,792,188
Intesa Sanpaolo S.p.A., 2.855%, 4/23/25	EUR	1,850,000	1,953,217
Itau Unibanco Holding S.A., 5.125%, 5/13/23		$1,115,000	975,068

			$12,511,551
Pollution Control - 0.1%
Paprec Holding S.A., 5.25%, 4/01/22 (n)	EUR	365,000	$375,255

Precious Metals & Minerals - 0.2%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)		$1,155,000	$961,538

Restaurants - 0.4%
Stonegate Pub Co. Financing PLC, 5.75%, 4/15/19	GBP	1,075,000	$1,533,682

Retailers - 0.4%
AA Bond Co. Ltd., 5.5%, 7/31/22 (n)	GBP	545,000	$722,661
AA Bond Co. Ltd., 5.5%, 7/31/22	GBP	185,000	245,307

15

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Retailers - continued
Kirk Beauty Zero GmbH, 6.25%, 7/15/22 (n)	EUR	600,000	$675,979

			$1,643,947
Specialty Stores - 0.4%
Office Depot de Mexico S.A. de C.V., 6.875%, 9/20/20 (n)		$1,621,000	$1,598,711

Supermarkets - 0.1%
Casino Guichard Perrachon S.A., 4.87% to 1/31/19, FRN to 1/31/49	EUR	400,000	$342,388

Telecommunications - Wireless - 2.6%
Altice S.A., 7.75%, 5/15/22 (n)		$1,130,000	$1,053,725
Comcel Trust, 6.875%, 2/06/24 (n)		1,259,000	1,007,200
Digicel Group Ltd., 8.25%, 9/30/20 (n)		830,000	671,366
Digicel Group Ltd., 6%, 4/15/21 (n)		1,436,000	1,251,115
Digicel Group Ltd., 6.75%, 3/01/23		341,000	293,260
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)		768,000	669,850
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)		1,314,000	1,169,460
MTS International Funding Ltd., 5%, 5/30/23 (n)		2,538,000	2,347,752
VimpelCom Ltd., 5.95%, 2/13/23 (n)		1,750,000	1,627,500
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)		200,000	196,500
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)		610,000	579,878

			$10,867,606
Telephone Services - 0.5%
B Communications Ltd., 7.375%, 2/15/21 (n)		$1,908,000	$2,068,463

Transportation - Services - 0.5%
Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/22 (n)		$990,000	$509,850
Stena AB, 7%, 2/01/24 (n)		530,000	402,800
Topaz Marine S.A., 8.625%, 11/01/18 (n)		1,378,000	1,143,740
Ultrapetrol Bahamas Ltd., 8.875%, 6/15/21 (a)(d)		147,000	24,990

			$2,081,380
Utilities - Electric Power - 1.2%
CE Energy AS, 7%, 2/01/21	EUR	1,150,000	$1,214,650
Enel S.p.A., 8.75% to 9/24/23, FRN to 9/24/73 (n)		$955,000	1,050,500
Greenko Dutch B.V., 8%, 8/01/19 (n)		1,060,000	1,110,061
TerraForm Global Operating LLC, 9.75%, 8/15/22 (n)		1,730,000	1,349,400

			$4,724,611
Total Bonds (Identified Cost, $150,560,058)			$125,210,372

16

Portfolio of Investments – continued

Underlying Affiliated Funds - 67.5%
Issuer	Shares/Par	Value ($)

MFS High Yield Pooled Portfolio (Identified Cost, $330,735,916) (v)(y)	33,012,769	$277,637,383

	Strike Price	First Exercise

Warrants - 0.0%
Medical & Health Technology & Services - 0.0%
HealthSouth Corp. (Identified Cost, $0) (a)	$41.40	1/04/16	394	$816

Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.28%, at Cost and Net Asset Value (v)			4,900,492	$4,900,492
Total Investments (Identified Cost, $486,196,466)				$407,749,063

Other Assets, Less Liabilities - 0.8%				3,107,956
Net Assets - 100.0%				$410,857,019

(a)	Non-income producing security.
(d)	In default.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $71,960,597, representing 17.5% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Afren PLC, 15%, 4/25/16	$14,607	$—
Schaeffler Finance B.V., 6.875%, 8/15/18	44,000	—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	13,090	—
Total	$71,697	$—

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2016 has been included as Appendix A.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these

17

Portfolio of Investments – continued

securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 44.017%, 1/05/25	1/29/03	$2,391	$7,315
Morgan Stanley Capital I, Inc., FRN, 1.405%, 4/28/39	7/20/04	55,069	4,563
Total Restricted Securities			$11,878
% of Net assets			0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Derivative Contracts at 1/31/16

Forward Foreign Currency Exchange Contracts at 1/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Goldman Sachs International	32,405,067	4/15/16	$35,196,310	$35,175,171	$21,139
SELL	GBP	BNP Paribas SA	4,965,319	4/15/16	7,171,236	7,076,277	94,959

							$116,098

Liability Derivatives
SELL	CAD	Merrill Lynch International	1,375,000	4/15/16	$967,125	$981,556	$(14,431)

Futures Contracts at 1/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	12	$1,554,938	March - 2016	$(37,977)

At January 31, 2016, the fund had cash collateral of $16,200 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $150,560,058)	$125,211,188
Underlying affiliated funds, at value (identified cost, $335,636,408)	282,537,875
Total investments, at value (identified cost, $486,196,466)	$407,749,063
Foreign currency, at value (identified cost, $33,060)	7,549
Deposits with brokers	16,200
Receivables for
Forward foreign currency exchange contracts	116,098
Investments sold	1,715,807
Fund shares sold	441,086
Interest and dividends	2,558,108
Other assets	2,700
Total assets	$412,606,611
Liabilities
Payable to custodian	$17,348
Payables for
Daily variation margin on open futures contracts	6,563
Distributions	294,073
Forward foreign currency exchange contracts	14,431
Investments purchased	17,461
Fund shares reacquired	1,088,926
Payable to affiliates
Investment adviser	13,124
Shareholder servicing costs	132,187
Distribution and service fees	15,286
Payable for independent Trustees’ compensation	3,242
Accrued expenses and other liabilities	146,951
Total liabilities	$1,749,592
Net assets	$410,857,019
Net assets consist of
Paid-in capital	$573,263,266
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(78,420,613)
Accumulated net realized gain (loss) on investments and foreign currency	(84,618,526)
Undistributed net investment income	632,892
Net assets	$410,857,019
Shares of beneficial interest outstanding	73,126,773

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$226,692,024	40,351,678	$5.62
Class B	16,518,186	2,934,622	5.63
Class C	65,212,839	11,619,340	5.61
Class I	84,619,750	15,055,263	5.62
Class R1	163,023	28,972	5.63
Class R2	175,303	31,137	5.63
Class R3	7,152,739	1,273,131	5.62
Class R4	6,494,626	1,149,992	5.65
Class R5	3,828,529	682,638	5.61

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $5.87 [100 / 95.75 x $5.62]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$9,303,608
Dividends	5,650
Dividends from underlying affiliated funds	22,194,349
Foreign taxes withheld	(4,037)
Total investment income	$31,499,570
Expenses
Management fee	$3,185,797
Distribution and service fees	1,644,999
Shareholder servicing costs	604,566
Administrative services fee	86,197
Independent Trustees’ compensation	15,796
Custodian fee	77,864
Shareholder communications	67,823
Audit and tax fees	80,823
Legal fees	27,414
Miscellaneous	152,333
Total expenses	$5,943,612
Fees paid indirectly	(12)
Reduction of expenses by investment adviser and distributor	(382,581)
Net expenses	$5,561,019
Net investment income	$25,938,551
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(3,630,684)
Underlying affiliated funds	(3,093,135)
Capital gain distributions from underlying affiliated funds	236,519
Futures contracts	(32,431)
Foreign currency	3,120,794
Net realized gain (loss) on investments and foreign currency	$(3,398,937)
Change in unrealized appreciation (depreciation)
Investments	$(45,823,834)
Futures contracts	19,065
Translation of assets and liabilities in foreign currencies	(1,521,673)
Net unrealized gain (loss) on investments and foreign currency translation	$(47,326,442)
Net realized and unrealized gain (loss) on investments and foreign currency	$(50,725,379)
Change in net assets from operations	$(24,786,828)

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2016	2015
Change in net assets
From operations
Net investment income	$25,938,551	$30,432,552
Net realized gain (loss) on investments and foreign currency	(3,398,937)	6,579,280
Net unrealized gain (loss) on investments and foreign currency translation	(47,326,442)	(25,535,222)
Change in net assets from operations	$(24,786,828)	$11,476,610
Distributions declared to shareholders
From net investment income	$(28,715,702)	$(32,835,979)
Change in net assets from fund share transactions	$(65,742,404)	$(31,892,927)
Total change in net assets	$(119,244,934)	$(53,252,296)
Net assets
At beginning of period	530,101,953	583,354,249
At end of period (including undistributed net investment income of $632,892 and $1,494,098, respectively)	$410,857,019	$530,101,953

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.32	$6.57	$6.64	$6.30	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.38	$0.42	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	(0.66)	(0.23)	(0.06)	0.35	(0.18)
Total from investment operations	$(0.33)	$0.13	$0.32	$0.77	$0.26
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.39)	$(0.43)	$(0.45)
Net asset value, end of period (x)	$5.62	$6.32	$6.57	$6.64	$6.30
Total return (%) (r)(s)(t)(x)	(5.54)	1.97	5.00	12.73	4.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.12	1.11	1.14	1.13
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income	5.38	5.42	5.84	6.54	6.96
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$226,692	$281,874	$366,654	$412,834	$422,926

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.33	$6.59	$6.65	$6.32	$6.51
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.33	$0.37	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.67)	(0.24)	(0.05)	0.35	(0.18)
Total from investment operations	$(0.38)	$0.07	$0.28	$0.72	$0.21
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$5.63	$6.33	$6.59	$6.65	$6.32
Total return (%) (r)(s)(t)(x)	(6.23)	1.06	4.37	11.71	3.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.88	1.87	1.86	1.89	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income	4.62	4.65	5.08	5.77	6.21
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$16,518	$23,026	$27,959	$33,338	$35,751

Class C	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.32	$6.56	$6.63	$6.30	$6.48
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.33	$0.37	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(0.68)	(0.22)	(0.06)	0.35	(0.18)
Total from investment operations	$(0.39)	$0.09	$0.27	$0.72	$0.22
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$5.61	$6.32	$6.56	$6.63	$6.30
Total return (%) (r)(s)(t)(x)	(6.41)	1.36	4.21	11.73	3.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.88	1.88	1.86	1.89	1.89
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income	4.64	4.66	5.10	5.79	6.25
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$65,213	$81,975	$93,058	$99,786	$89,483

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.33	$6.58	$6.65	$6.31	$6.50
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.40	$0.44	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.67)	(0.22)	(0.06)	0.35	(0.18)
Total from investment operations	$(0.32)	$0.15	$0.34	$0.79	$0.28
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.41)	$(0.45)	$(0.47)
Net asset value, end of period (x)	$5.62	$6.33	$6.58	$6.65	$6.31
Total return (%) (r)(s)(x)	(5.45)	2.23	5.26	13.00	4.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.88	0.87	0.86	0.89	0.88
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income	5.61	5.61	6.05	6.74	7.21
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$84,620	$130,780	$85,542	$70,977	$38,143

Class R1	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.33	$6.58	$6.65	$6.32	$6.51
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.33	$0.37	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.67)	(0.23)	(0.06)	0.35	(0.18)
Total from investment operations	$(0.38)	$0.08	$0.27	$0.72	$0.21
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$5.63	$6.33	$6.58	$6.65	$6.32
Total return (%) (r)(s)(x)	(6.23)	1.21	4.22	11.71	3.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.88	1.87	1.86	1.89	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income	4.65	4.65	5.07	5.70	6.22
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$163	$227	$236	$207	$132

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.33	$6.59	$6.65	$6.32	$6.51
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.34	$0.37	$0.40	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.67)	(0.23)	(0.06)	0.35	(0.18)
Total from investment operations	$(0.35)	$0.11	$0.31	$0.75	$0.25
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.37)	$(0.42)	$(0.44)
Net asset value, end of period (x)	$5.63	$6.33	$6.59	$6.65	$6.32
Total return (%) (r)(s)(x)	(5.75)	1.57	4.90	12.26	3.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.38	1.37	1.36	1.39	1.38
Expenses after expense reductions (f)(h)	1.30	1.30	1.30	1.30	1.30
Net investment income	5.16	5.14	5.57	6.22	6.72
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$175	$248	$232	$253	$172

Class R3	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.32	$6.57	$6.64	$6.31	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.38	$0.40	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	(0.66)	(0.23)	(0.06)	0.36	(0.17)
Total from investment operations	$(0.33)	$0.13	$0.32	$0.76	$0.27
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.39)	$(0.43)	$(0.45)
Net asset value, end of period (x)	$5.62	$6.32	$6.57	$6.64	$6.31
Total return (%) (r)(s)(x)	(5.54)	1.97	5.00	12.55	4.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.13	1.11	1.12	1.14
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income	5.39	5.41	5.83	6.06	7.00
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$7,153	$7,722	$7,751	$7,588	$771

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.36	$6.62	$6.69	$6.30	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.40	$0.45	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.67)	(0.23)	(0.06)	0.39	(0.18)
Total from investment operations	$(0.32)	$0.14	$0.34	$0.84	$0.28
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.41)	$(0.45)	$(0.47)
Net asset value, end of period (x)	$5.65	$6.36	$6.62	$6.69	$6.30
Total return (%) (r)(s)(x)	(5.39)	2.09	5.27	13.85	4.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.87	0.87	0.85	0.89	0.89
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income	5.58	5.60	6.05	6.98	7.25
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$6,495	$3,690	$1,542	$1,431	$3,014

Class R5 (y)	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.32	$6.57	$6.63	$6.29	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.38	$0.40	$0.44	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.66)	(0.22)	(0.05)	0.35	(0.19)
Total from investment operations	$(0.32)	$0.16	$0.35	$0.79	$0.26
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.41)	$(0.41)	$(0.45)	$(0.46)
Net asset value, end of period (x)	$5.61	$6.32	$6.57	$6.63	$6.29
Total return (%) (r)(s)(x)	(5.37)	2.33	5.51	13.03	4.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.76	0.77	0.77	0.97	0.99
Expenses after expense reductions (f)(h)	0.70	0.70	0.72	0.90	0.90
Net investment income	5.64	5.74	6.14	6.89	7.14
Portfolio turnover	16	18	38	48	61
Net assets at end of period (000 omitted)	$3,829	$561	$381	$112	$7,631

See Notes to Financial Statements

27

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2016, 67.5% of the fund’s net assets were invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder reports. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder reports are not covered by this report. The annual report for the High Yield Pooled Portfolio as of January 31, 2016 has been included as Appendix A, and should be read in conjunction with the fund’s financial statements. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements

29

Notes to Financial Statements – continued

for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments

30

Notes to Financial Statements – continued

are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not

31

Notes to Financial Statements – continued

reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$816	$—	$—	$816
Non-U.S. Sovereign Debt	—	12,632,008	—	12,632,008
U.S. Corporate Bonds	—	3,433,501	—	3,433,501
Commercial Mortgage-Backed Securities	—	263,116	—	263,116
Asset-Backed Securities (including CDOs)	—	127,516	—	127,516
Foreign Bonds	—	108,754,231	—	108,754,231
Mutual Funds	282,537,875	—	—	282,537,875
Total Investments	$282,538,691	$125,210,372	$—	$407,749,063

Other Financial Instruments
Futures Contracts	$(37,977)	$—	$—	$(37,977)
Forward Foreign Currency Exchange Contracts	—	101,667	—	101,667

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables generally are indicative of the volume of its derivative activity during the period.

32

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(37,977)
Foreign Exchange	Forward Foreign Currency Exchange	116,098	(14,431)
Total		$116,098	$(52,408)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(32,431)	$—
Foreign Exchange	—	3,165,384
Total	$(32,431)	$3,165,384

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$19,065	$—
Foreign Exchange	—	(1,535,346)
Total	$19,065	$(1,535,346)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

33

Notes to Financial Statements – continued

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable

34

Notes to Financial Statements – continued

or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date.

Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

35

Notes to Financial Statements – continued

The fund and/or the High Yield Pooled Portfolio may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/16	1/31/15
Ordinary income (including any short-term capital gains)	$28,715,702	$32,835,979

36

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/16
Cost of investments	$488,506,241
Gross appreciation	884,421
Gross depreciation	(81,641,599)
Net unrealized appreciation (depreciation)	$(80,757,178)
Undistributed ordinary income	3,238,512
Capital loss carryforwards	(82,346,728)
Other temporary differences	(2,540,853)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/17	$(30,697,499)
1/31/18	(45,531,096)
Total	$(76,228,595)

Post-enactment losses which are characterized as follows:
Short-Term	$(2,617,668)
Long-Term	(3,500,465)
Total	$(6,118,133)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

37

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/16	Year ended 1/31/15
Class A	$15,684,717	$18,935,328
Class B	1,055,464	1,322,566
Class C	3,960,687	4,607,529
Class I	6,995,659	7,308,699
Class R1	11,295	11,906
Class R2	12,870	13,621
Class R3	448,842	459,449
Class R4	417,322	146,555
Class R5	128,846	30,326
Total	$28,715,702	$32,835,979

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1.5 billion to $2.5 billion and 0.55% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2017. For the year ended January 31, 2016, the fund’s average daily net assets did not exceed $1.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2016, this management fee reduction amounted to $34,482, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%

38

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2017. For the year ended January 31, 2016, this reduction amounted to $343,138, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $17,795 for the year ended January 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund. The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$658,340
Class B	0.75%	0.25%	1.00%	1.00%	203,693
Class C	0.75%	0.25%	1.00%	1.00%	760,891
Class R1	0.75%	0.25%	1.00%	1.00%	2,210
Class R2	0.25%	0.25%	0.50%	0.50%	1,138
Class R3	—	0.25%	0.25%	0.25%	18,727
Total Distribution and Service Fees					$1,644,999

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2016, this rebate amounted to $4,225, $157, and $579 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2016, were as follows:

Amount
Class A	$44
Class B	42,468
Class C	3,053

39

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2016, the fee was $74,893, which equated to 0.0153% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended January 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $529,673.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in a net decrease in expense of $163 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $3,224 at January 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees

40

Notes to Financial Statements – continued

solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2016, the fee paid by the fund under this agreement was $1,535 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A). Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/9/15	Class R1	15,318	$94,053
9/9/15	Class R2	16,197	99,450
9/9/15	Class R3	410	2,513
9/9/15	Class R4	19,540	120,366
9/9/15	Class R5	11,528	70,551

MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
3/18/15	Class I	22,344	$142,331

(4) Portfolio Securities

For the year ended January 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $76,401,285 and $164,234,213, respectively.

41

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/16		Year ended 1/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,801,979	$48,563,641	8,361,352	$55,260,871
Class B	182,420	1,141,116	362,573	2,402,055
Class C	677,737	4,205,076	957,341	6,326,440
Class I	6,265,451	38,933,823	13,572,232	89,673,139
Class R1	14,122	90,103	4,812	31,179
Class R2	9,429	58,141	3,572	23,690
Class R3	201,448	1,215,474	263,313	1,714,745
Class R4	751,734	4,805,139	425,167	2,783,555
Class R5	642,960	3,883,846	34,050	225,513
	16,547,280	$102,896,359	23,984,412	$158,441,187

Shares issued to shareholders in reinvestment of distributions
Class A	2,180,859	$13,328,859	2,463,286	$16,194,212
Class B	158,916	972,764	178,991	1,178,303
Class C	521,184	3,177,221	531,784	3,488,243
Class I	1,030,655	6,326,405	1,013,305	6,648,868
Class R1	1,836	11,292	1,799	11,824
Class R2	2,074	12,753	2,069	13,606
Class R3	73,581	448,824	69,538	456,615
Class R4	68,240	417,320	22,347	146,538
Class R5	5,925	36,051	4,631	30,325
	4,043,270	$24,731,489	4,287,750	$28,168,534

Shares reacquired
Class A	(14,217,672)	$(87,858,351)	(22,019,225)	$(145,247,640)
Class B	(1,041,783)	(6,428,785)	(1,151,655)	(7,601,986)
Class C	(2,560,378)	(15,756,373)	(2,683,212)	(17,541,964)
Class I	(12,916,293)	(79,832,796)	(6,912,889)	(45,446,037)
Class R1	(22,824)	(142,538)	(6,665)	(42,984)
Class R2	(19,489)	(119,633)	(1,698)	(11,252)
Class R3	(223,252)	(1,375,571)	(290,596)	(1,898,575)
Class R4	(250,199)	(1,531,223)	(100,285)	(660,955)
Class R5	(55,111)	(324,982)	(7,765)	(51,255)
	(31,307,001)	$(193,370,252)	(33,173,990)	$(218,502,648)

42

Notes to Financial Statements – continued

	Year ended 1/31/16		Year ended 1/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	(4,234,834)	$(25,965,851)	(11,194,587)	$(73,792,557)
Class B	(700,447)	(4,314,905)	(610,091)	(4,021,628)
Class C	(1,361,457)	(8,374,076)	(1,194,087)	(7,727,281)
Class I	(5,620,187)	(34,572,568)	7,672,648	50,875,970
Class R1	(6,866)	(41,143)	(54)	19
Class R2	(7,986)	(48,739)	3,943	26,044
Class R3	51,777	288,727	42,255	272,785
Class R4	569,775	3,691,236	347,229	2,269,138
Class R5	593,774	3,594,915	30,916	204,583
	(10,716,451)	$(65,742,404)	(4,901,828)	$(31,892,927)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2016, the fund’s commitment fee and interest expense were $1,687 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	41,397,796	4,461,206	(12,846,233)	33,012,769
MFS Institutional Money Market Portfolio	7,074,596	97,218,668	(99,392,772)	4,900,492

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(3,093,135)	$236,519	$22,187,544	$277,637,383
MFS Institutional Money Market Portfolio	—	—	6,805	4,900,492
Total	$(3,093,135)	$236,519	$22,194,349	$282,537,875

43

Notes to Financial Statements – continued

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $3,030,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS Global High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global High Yield Fund (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian, brokers, and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global High Yield Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2016

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

49

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole Matthew Ryan

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

51

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

APPENDIX A

ANNUAL REPORT

January 31, 2016

MFS® HIGH YIELD

POOLED PORTFOLIO

HYP-ANN

MFS® HIGH YIELD POOLED PORTFOLIO

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Market volatility remains elevated amid signs of slowing global growth and continued weakness in the price of oil and other commodities. Chinese markets remain skittish following a series of policy missteps and currency depreciations, which have contributed to large capital outflows.

A lower-for-longer interest rate environment is likely for the foreseeable future given accommodative global central bank policies. The Bank of Japan has adopted a negative interest rate policy while the European Central Bank has signaled plans for additional monetary stimulus later this year. Meanwhile, expectations for further monetary policy tightening from the U.S. Federal Reserve have been reduced in the face of more challenging financial conditions.

The U.S. manufacturing sector is suffering the effects of a strong U.S. dollar and falling global demand. There is some reason for optimism, however, as U.S. labor markets continue to improve while auto and home sales remain upbeat.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	6.7%
Medical & Health Technology & Services	6.2%
Midstream	5.1%
Telecommunications-Wireless	4.8%
Containers	4.4%

Composition including fixed income credit quality (a)(i)
BBB	2.8%
BB	38.2%
B	42.8%
CCC	12.5%
D	0.1%
Not Rated	(0.9)%
Non-Fixed Income	0.7%
Cash & Cash Equivalents	2.9%
Other	0.9%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	5.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 1/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2016, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of –5.23%, at net asset value. This compares with a return of –6.58% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle toward the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy, bolster sentiment and stabilize its currency.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Credit quality in US Bonds, particularly in high-yield bonds (“CCC” rated (r)), was a primary contributor to performance relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Bond selection within the industrials sector also benefited relative results. In particular, the fund’s long credit position in issues from casinos owner and operator CCM Merger and pharmaceutical firm Endo Finance strengthened relative results.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, was a primary factor that detracted from relative results.

4

Management Review – continued

Credit quality in US bonds, particularly a greater exposure to “B” rated securities, was another area of relative weakness.

The fund’s greater exposure to the utility sector also held back relative performance as this market segment performed poorly over the reporting period.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/16

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 1/31/16

Average annual without sales charge

Fund inception date	1-yr	Life (t)
3/25/13	(5.23)%	1.04%
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	(6.58)%	0.26%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2015 through January 31, 2016

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2015 through January 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/15	Ending Account Value 1/31/16	Expenses Paid During Period (p) 8/01/15-1/31/16
Actual	0.02%	$1,000.00	$931.70	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 91.3%
Issuer	Shares/Par	Value ($)
Aerospace - 1.7%
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/21	$7,220,000	$7,328,261
Bombardier, Inc., 6.125%, 1/15/23 (n)	4,160,000	2,849,600
Bombardier, Inc., 7.5%, 3/15/25 (n)	2,655,000	1,825,313
CPI International, Inc., 8.75%, 2/15/18	5,895,000	5,747,625
TransDigm, Inc., 6%, 7/15/22	875,000	857,500
TransDigm, Inc., 6.5%, 7/15/24	4,315,000	4,217,913

		$22,826,212
Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 6.375%, 12/15/20	$2,250,000	$2,334,645
PVH Corp., 4.5%, 12/15/22	3,740,000	3,627,800

		$5,962,445
Automotive - 2.5%
Accuride Corp., 9.5%, 8/01/18	$6,190,000	$4,828,200
Goodyear Tire & Rubber Co., 6.5%, 3/01/21	6,790,000	7,129,500
Goodyear Tire & Rubber Co., 7%, 5/15/22	1,110,000	1,187,145
Lear Corp., 4.75%, 1/15/23	4,230,000	4,272,300
Lear Corp., 5.25%, 1/15/25	3,145,000	3,266,869
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)	2,905,000	2,984,888
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)	2,175,000	2,175,000
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)	2,525,000	2,632,313
ZF North America Capital, Inc., 4.5%, 4/29/22 (n)	3,825,000	3,686,344
ZF North America Capital, Inc., 4.75%, 4/29/25 (n)	2,215,000	2,076,563

		$34,239,122
Broadcasting - 2.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)	$4,465,000	$4,777,550
AMC Networks, Inc., 7.75%, 7/15/21	4,715,000	4,997,900
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22	745,000	663,050
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22	3,490,000	3,232,613
iHeartMedia, Inc., 9%, 3/01/21	6,128,000	3,983,200
Liberty Media Corp., 8.5%, 7/15/29	2,790,000	2,783,025
Liberty Media Corp., 8.25%, 2/01/30	1,215,000	1,202,850
Netflix, Inc., 5.375%, 2/01/21	3,335,000	3,585,125
Netflix, Inc., 5.875%, 2/15/25 (n)	2,335,000	2,407,969
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	5,005,000	5,017,513
Tribune Media Co., 5.875%, 7/15/22 (n)	3,355,000	3,346,613

		$35,997,408

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - 3.1%
Allegion PLC, 5.875%, 9/15/23	$1,145,000	$1,182,213
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	7,640,000	7,945,600
Beacon Roofing Supply, Inc., 6.375%, 10/01/23 (n)	3,580,000	3,691,875
Building Materials Corp. of America, 5.375%, 11/15/24 (n)	2,895,000	2,851,575
Building Materials Corp. of America, 6%, 10/15/25 (n)	3,770,000	3,845,400
Cimpor Financial Operations B.V., 5.75%, 7/17/24	1,071,000	658,665
Gibraltar Industries, Inc., 6.25%, 2/01/21	4,675,000	4,686,688
HD Supply, Inc., 7.5%, 7/15/20	5,785,000	6,016,400
Headwaters, Inc., 7.25%, 1/15/19	3,040,000	3,100,800
PriSo Acquisition Corp., 9%, 5/15/23 (n)	3,455,000	3,213,150
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/23	4,275,000	4,125,375

		$41,317,741
Business Services - 1.5%
Equinix, Inc., 4.875%, 4/01/20	$3,450,000	$3,579,375
Equinix, Inc., 5.375%, 1/01/22	2,265,000	2,355,600
Equinix, Inc., 5.375%, 4/01/23	2,605,000	2,696,175
Iron Mountain, Inc., REIT, 6%, 10/01/20 (n)	2,080,000	2,215,200
Iron Mountain, Inc., REIT, 6%, 8/15/23	5,400,000	5,616,000
NeuStar, Inc., 4.5%, 1/15/23	5,390,000	4,419,800

		$20,882,150
Cable TV - 6.4%
Altice Financing S.A., 6.625%, 2/15/23 (n)	$6,955,000	$6,833,288
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20	705,000	733,200
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	7,010,000	7,312,271
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/23 (n)	4,385,000	4,385,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	5,925,000	6,095,344
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/25 (n)	1,325,000	1,311,750
Cequel Communications Holdings, 6.375%, 9/15/20 (n)	5,575,000	5,386,844
DISH DBS Corp., 6.75%, 6/01/21	3,960,000	4,039,200
DISH DBS Corp., 5%, 3/15/23	2,750,000	2,392,500
DISH DBS Corp., 5.875%, 11/15/24	1,190,000	1,060,588
Intelsat Jackson Holdings S.A., 7.25%, 4/01/19	2,850,000	2,586,375
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22	5,565,000	3,603,338
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23	5,045,000	4,023,388
Intelsat Luxembourg S.A., 8.125%, 6/01/23	5,835,000	2,406,938
LGE Holdco VI B.V., 7.125%, 5/15/24 (n)	1,895,000	2,207,023
Lynx I Corp., 5.375%, 4/15/21 (n)	1,251,000	1,279,148
Lynx II Corp., 6.375%, 4/15/23 (n)	2,530,000	2,593,250
Neptune Finco Corp., 10.875%, 10/15/25 (n)	3,165,000	3,346,988

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	$860,000	$872,900
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	395,000	411,788
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)	2,495,000	2,445,100
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)	2,740,000	2,870,150
SIRIUS XM Radio, Inc., 5.375%, 4/15/25 (n)	2,570,000	2,582,850
Unitymedia Hessen, 5.5%, 1/15/23 (n)	4,480,000	4,684,198
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)	2,960,000	3,004,992
Virgin Media Finance PLC, 5.75%, 1/15/25 (n)	1,230,000	1,217,700
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (n)	3,860,000	3,821,400
Ziggo Bond Finance B.V., 5.875%, 1/15/25 (n)	2,750,000	2,523,125

		$86,030,636
Chemicals - 2.2%
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)	$4,210,000	$4,417,848
GCP Applied Technologies Co., 9.5%, 2/01/23 (n)	2,195,000	2,321,213
Hexion U.S. Finance Corp., 6.625%, 4/15/20	2,280,000	1,767,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18	2,915,000	1,982,200
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)	3,590,000	3,585,513
Momentive Performance Materials, Inc., 3.88%, 10/24/21	2,220,000	1,492,950
The Chemours Co., 6.625%, 5/15/23 (n)	3,790,000	2,321,375
Tronox Finance LLC, 6.375%, 8/15/20	6,240,000	3,853,200
Tronox Finance LLC, 7.5%, 3/15/22 (n)	5,010,000	3,018,525
W.R. Grace & Co., 5.125%, 10/01/21 (n)	5,590,000	5,617,950

		$30,377,774
Computer Software - 0.4%
Syniverse Holdings, Inc., 9.125%, 1/15/19	$1,150,000	$437,000
VeriSign, Inc., 4.625%, 5/01/23	5,340,000	5,233,200

		$5,670,200
Computer Software - Systems - 0.8%
CDW LLC/CDW Finance Corp., 6%, 8/15/22	$1,710,000	$1,797,638
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24	2,640,000	2,747,237
Sabre GLBL, Inc., 5.375%, 4/15/23 (n)	6,230,000	6,261,150

		$10,806,025
Conglomerates - 2.6%
Accudyne Industries Borrower S.C.A., 7.75%, 12/15/20 (n)	$2,995,000	$2,051,575
Amsted Industries Co., 5%, 3/15/22 (n)	6,730,000	6,662,700
BC Mountain LLC, 7%, 2/01/21 (n)	6,390,000	4,632,750
EnerSys, 5%, 4/30/23 (n)	7,470,000	7,357,950
Enpro Industries, Inc., 5.875%, 9/15/22	5,560,000	5,407,100
Entegris, Inc., 6%, 4/01/22 (n)	4,685,000	4,755,275

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - continued
Renaissance Acquisition, 6.875%, 8/15/21 (n)	$5,775,000	$4,244,625

		$35,111,975
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21	$2,120,000	$392,200
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (a)(d)(n)	1,723,000	318,755

		$710,955
Consumer Products - 1.1%
Alphabet Holding Co., Inc., 7.75%, 11/01/17	$655,000	$640,263
Elizabeth Arden, Inc., 7.375%, 3/15/21	2,245,000	1,492,925
Prestige Brands, Inc., 8.125%, 2/01/20	2,165,000	2,246,188
Prestige Brands, Inc., 5.375%, 12/15/21 (n)	3,800,000	3,705,000
Spectrum Brands, Inc., 6.375%, 11/15/20	3,940,000	4,156,700
Spectrum Brands, Inc., 6.125%, 12/15/24 (n)	1,065,000	1,107,600
Spectrum Brands, Inc., 5.75%, 7/15/25 (n)	2,185,000	2,239,625

		$15,588,301
Consumer Services - 2.5%
ADT Corp., 6.25%, 10/15/21	$8,050,000	$8,351,875
ADT Corp., 4.125%, 6/15/23	1,360,000	1,251,200
CEB, Inc., 5.625%, 6/15/23 (n)	4,055,000	4,055,000
Garda World Security Corp., 7.25%, 11/15/21 (n)	3,660,000	2,854,800
Garda World Security Corp., 7.25%, 11/15/21 (n)	2,330,000	1,817,400
Interval Acquisition Corp., 5.625%, 4/15/23 (n)	8,300,000	8,258,500
Monitronics International, Inc., 9.125%, 4/01/20	4,800,000	3,852,000
Service Corp. International, 5.375%, 5/15/24	3,235,000	3,421,013

		$33,861,788
Containers - 4.1%
Ardagh Packaging Finance PLC, 7%, 11/15/20 (n)	$317,647	$300,971
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	5,380,000	5,413,625
Ball Corp., 5%, 3/15/22	3,365,000	3,482,775
Berry Plastics Group, Inc., 5.5%, 5/15/22	6,035,000	6,019,913
Berry Plastics Group, Inc., 6%, 10/15/22 (n)	1,545,000	1,575,900
Crown American LLC, 4.5%, 1/15/23	6,918,000	6,848,820
Multi-Color Corp., 6.125%, 12/01/22 (n)	4,950,000	4,912,875
Plastipak Holdings, Inc., 6.5%, 10/01/21 (n)	4,302,000	4,119,165
Reynolds Group, 9.875%, 8/15/19	598,000	584,545
Reynolds Group, 5.75%, 10/15/20	2,550,000	2,553,188
Reynolds Group, 8.25%, 2/15/21	7,985,000	7,446,013
Sealed Air Corp., 4.875%, 12/01/22 (n)	4,940,000	4,973,938
Sealed Air Corp., 5.125%, 12/01/24 (n)	2,215,000	2,215,000
Signode Industrial Group, 6.375%, 5/01/22 (n)	6,615,000	5,490,450

		$55,937,178

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electrical Equipment - 0.0%
Avaya, Inc., 10.5%, 3/01/21 (n)	$2,350,000	$587,500

Electronics - 1.7%
Advanced Micro Devices, Inc., 6.75%, 3/01/19	$3,655,000	$2,494,538
Advanced Micro Devices, Inc., 7%, 7/01/24	2,250,000	1,395,000
Micron Technology, Inc., 5.875%, 2/15/22	3,730,000	3,319,700
Micron Technology, Inc., 5.5%, 2/01/25	3,515,000	2,776,850
NXP B.V., 5.75%, 2/15/21 (n)	1,645,000	1,702,575
NXP B.V., 5.75%, 3/15/23 (n)	5,390,000	5,501,142
Sensata Technologies B.V., 5.625%, 11/01/24 (n)	3,185,000	3,248,700
Sensata Technologies B.V., 5%, 10/01/25 (n)	2,270,000	2,184,875

		$22,623,380
Energy - Independent - 3.4%
Baytex Energy Corp., 5.625%, 6/01/24 (n)	$2,275,000	$1,319,500
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	4,265,000	1,674,013
Bonanza Creek Energy, Inc., 5.75%, 2/01/23	1,305,000	469,800
Chaparral Energy, Inc., 7.625%, 11/15/22	6,970,000	1,324,300
Chesapeake Energy Corp., 5.75%, 3/15/23	6,545,000	1,799,875
Concho Resources, Inc., 6.5%, 1/15/22	3,440,000	3,216,400
Concho Resources, Inc., 5.5%, 4/01/23	6,430,000	5,831,946
EP Energy LLC, 9.375%, 5/01/20	5,725,000	2,433,125
EP Energy LLC, 7.75%, 9/01/22	5,050,000	1,767,500
Halcon Resources Corp., 8.875%, 5/15/21	5,475,000	793,875
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	2,670,000	400,500
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21	5,394,000	647,280
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	2,320,000	261,046
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)	3,857,000	2,757,755
Oasis Petroleum, Inc., 6.875%, 3/15/22	5,005,000	2,902,900
QEP Resources, Inc., 5.25%, 5/01/23	8,165,000	5,552,200
RSP Permian, Inc., 6.625%, 10/01/22	4,410,000	3,924,900
Sanchez Energy Corp., 6.125%, 1/15/23	7,155,000	2,862,000
SM Energy Co., 6.5%, 11/15/21	4,550,000	2,649,010
SM Energy Co., 6.125%, 11/15/22	3,620,000	2,081,500
WPX Energy, Inc., 6%, 1/15/22	2,925,000	1,696,500

		$46,365,925
Entertainment - 1.8%
Carmike Cinemas, Inc., 6%, 6/15/23 (n)	$2,180,000	$2,259,025
Cedar Fair LP, 5.25%, 3/15/21	5,965,000	6,114,125
Cedar Fair LP, 5.375%, 6/01/24	1,420,000	1,427,100
Cinemark USA, Inc., 5.125%, 12/15/22	2,445,000	2,457,225
Cinemark USA, Inc., 4.875%, 6/01/23	3,010,000	2,957,325
NCL Corp. Ltd., 5.25%, 11/15/19 (n)	4,105,000	4,125,525

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Entertainment - continued
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	$4,915,000	$5,004,945

		$24,345,270
Financial Institutions - 5.1%
Aircastle Ltd., 4.625%, 12/15/18	$3,340,000	$3,369,225
Aircastle Ltd., 5.125%, 3/15/21	2,295,000	2,266,313
Aircastle Ltd., 5.5%, 2/15/22	2,620,000	2,606,900
CIT Group, Inc., 5.25%, 3/15/18	5,335,000	5,511,695
CIT Group, Inc., 6.625%, 4/01/18 (n)	4,776,000	5,048,232
CIT Group, Inc., 5.5%, 2/15/19 (n)	5,607,000	5,789,228
CIT Group, Inc., 5%, 8/15/22	1,885,000	1,906,253
Credit Acceptance Co., 7.375%, 3/15/23 (n)	2,930,000	2,834,775
Icahn Enterprises LP, 6%, 8/01/20	3,910,000	3,670,122
Icahn Enterprises LP, 5.875%, 2/01/22	6,850,000	6,122,188
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18	4,045,000	3,903,425
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20	7,005,000	6,672,263
Navient Corp., 8%, 3/25/20	7,300,000	7,190,500
Navient Corp., 5.875%, 3/25/21	1,975,000	1,708,375
Navient Corp., 7.25%, 1/25/22	5,685,000	5,059,650
Navient Corp., 6.125%, 3/25/24	2,795,000	2,295,394
PHH Corp., 6.375%, 8/15/21	3,470,000	3,010,225

		$68,964,763
Food & Beverages - 0.9%
Darling Ingredients, Inc., 5.375%, 1/15/22	$4,230,000	$4,145,400
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/24 (n)	1,240,000	1,283,400
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)	6,335,000	6,430,025

		$11,858,825
Forest & Paper Products - 0.2%
Appvion, Inc., 9%, 6/01/20 (n)	$4,245,000	$1,379,625
Tembec Industries, Inc., 9%, 12/15/19 (n)	2,760,000	1,745,700

		$3,125,325
Gaming & Lodging - 3.5%
CCM Merger, Inc., 9.125%, 5/01/19 (n)	$4,878,000	$5,024,340
Eldorado Resorts, Inc., 7%, 8/01/23 (n)	1,515,000	1,492,275
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	4,770,000	4,567,275
Greektown Holdings LLC, 8.875%, 3/15/19 (n)	5,100,000	5,023,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	6,575,000	6,772,250
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	1,110,000	1,171,050
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	5,520,000	5,644,200

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
MGM Resorts International, 6.625%, 12/15/21	$4,865,000	$4,998,788
MGM Resorts International, 6%, 3/15/23	5,340,000	5,323,313
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21	6,105,000	6,181,313
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/23	1,395,000	1,389,769

		$47,588,073
Industrial - 1.3%
Anixter, Inc., 5.125%, 10/01/21	$3,975,000	$3,875,625
Dematic S.A., 7.75%, 12/15/20 (n)	7,305,000	7,213,688
Howard Hughes Corp., 6.875%, 10/01/21 (n)	5,885,000	5,885,000

		$16,974,313
Insurance - Health - 0.3%
Centene Escrow Corp., 5.625%, 2/15/21 (n)	$2,105,000	$2,141,838
Centene Escrow Corp., 6.125%, 2/15/24 (n)	2,105,000	2,162,888

		$4,304,726
Machinery & Tools - 1.5%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)	$4,700,000	$4,523,750
CNH Industrial Capital LLC, 4.375%, 11/06/20	5,390,000	5,120,500
H&E Equipment Services Co., 7%, 9/01/22	5,800,000	5,307,000
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)	5,015,000	3,009,000
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)	3,930,000	1,739,025

		$19,699,275
Major Banks - 2.0%
Bank of America Corp., FRN, 6.1%, 12/31/49	$13,320,000	$13,542,444
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/31/49	7,240,000	7,226,425
Royal Bank of Scotland Group PLC, 7.5% to 8/10/20, FRN to 12/31/49	6,020,000	6,125,350

		$26,894,219
Medical & Health Technology & Services - 5.9%
CHS/Community Health Systems, Inc., 6.875%, 2/01/22	$9,445,000	$8,547,725
Davita Healthcare Partners, Inc., 5%, 5/01/25	5,210,000	5,125,338
Davita, Inc., 5.125%, 7/15/24	3,100,000	3,117,438
HCA, Inc., 4.25%, 10/15/19	5,320,000	5,453,000
HCA, Inc., 7.5%, 2/15/22	7,040,000	7,814,400
HCA, Inc., 5.875%, 3/15/22	5,160,000	5,534,100
HCA, Inc., 5%, 3/15/24	2,340,000	2,369,250
HCA, Inc., 5.375%, 2/01/25	3,500,000	3,539,375
HCA, Inc., 5.875%, 2/15/26	3,270,000	3,335,400
HealthSouth Corp., 5.125%, 3/15/23	5,730,000	5,558,100
HealthSouth Corp., 5.75%, 11/01/24 (n)	3,470,000	3,425,202

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
LifePoint Hospitals, Inc., 5.5%, 12/01/21	$2,850,000	$2,892,750
TeamHealth, Inc., 7.25%, 12/15/23 (n)	895,000	935,275
Tenet Healthcare Corp., 8%, 8/01/20	9,080,000	9,102,700
Tenet Healthcare Corp., 4.5%, 4/01/21	2,610,000	2,557,800
Tenet Healthcare Corp., 8.125%, 4/01/22	3,015,000	3,022,538
Tenet Healthcare Corp., 6.75%, 6/15/23	3,275,000	3,029,375
Universal Health Services, Inc., 7.625%, 8/15/20	4,290,000	3,775,200

		$79,134,966
Medical Equipment - 1.3%
Alere, Inc., 6.375%, 7/01/23 (n)	$4,410,000	$4,167,450
DJO Finco, Inc., 8.125%, 6/15/21 (n)	4,115,000	3,456,600
Hologic, Inc., 5.25%, 7/15/22 (n)	5,190,000	5,371,650
Teleflex, Inc., 5.25%, 6/15/24	4,750,000	4,750,000

		$17,745,700
Metals & Mining - 2.7%
Century Aluminum Co., 7.5%, 6/01/21 (n)	$4,715,000	$3,076,538
Commercial Metals Co., 4.875%, 5/15/23	4,263,000	3,543,619
Consol Energy, Inc., 5.875%, 4/15/22	4,225,000	2,730,406
Consol Energy, Inc., 8%, 4/01/23	4,265,000	2,857,550
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)	6,352,000	2,953,680
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)	2,005,000	902,250
GrafTech International Co., 6.375%, 11/15/20	5,185,000	2,955,450
Hudbay Minerals, Inc., 9.5%, 10/01/20	5,195,000	3,194,925
Lundin Mining Corp., 7.5%, 11/01/20 (n)	2,750,000	2,337,500
Lundin Mining Corp., 7.875%, 11/01/22 (n)	1,735,000	1,401,013
Steel Dynamics, Inc., 5.125%, 10/01/21	1,725,000	1,608,563
Steel Dynamics, Inc., 5.25%, 4/15/23	970,000	880,275
Steel Dynamics, Inc., 5.5%, 10/01/24	2,725,000	2,459,313
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	3,605,000	2,045,838
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	1,650,000	936,375
Suncoke Energy, Inc., 7.625%, 8/01/19	472,000	449,580
TMS International Corp., 7.625%, 10/15/21 (n)	3,595,000	2,777,138

		$37,110,013
Midstream - 5.1%
AmeriGas Finance LLC, 6.75%, 5/20/20	$7,080,000	$7,009,200
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)	3,845,000	2,874,138
Crestwood Midstream Partners LP, 6%, 12/15/20	2,690,000	1,704,788
Crestwood Midstream Partners LP, 6.125%, 3/01/22	2,930,000	1,765,325

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Energy Transfer Equity LP, 7.5%, 10/15/20	$8,350,000	$7,348,000
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21	2,080,000	1,640,600
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	6,820,000	5,370,750
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/32	10,697,000	10,042,857
MPLX LP, 5.5%, 2/15/23 (n)	3,370,000	2,800,537
MPLX LP, 4.5%, 7/15/23 (n)	4,924,000	3,855,837
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	5,880,000	5,380,200
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	7,800,000	6,844,500
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,705,000	1,496,138
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25	3,104,000	2,669,440
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21	2,135,000	1,558,550
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22	2,140,000	1,348,200
Targa Resources Partners LP/Targa Resources Finance Corp., 5%, 1/15/18	1,680,000	1,568,700
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19	2,555,000	2,146,200
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/23	1,305,000	1,011,375

		$68,435,335
Network & Telecom - 1.7%
Centurylink, Inc., 6.45%, 6/15/21	$4,305,000	$4,194,706
Centurylink, Inc., 7.65%, 3/15/42	4,835,000	3,626,250
Frontier Communications Corp., 8.125%, 10/01/18	1,270,000	1,296,988
Frontier Communications Corp., 6.25%, 9/15/21	1,590,000	1,339,575
Frontier Communications Corp., 7.125%, 1/15/23	2,740,000	2,281,050
Frontier Communications Corp., 11%, 9/15/25 (n)	2,105,000	2,028,694
Frontier Communications Corp., 9%, 8/15/31	2,815,000	2,237,925
Telecom Italia Capital, 6%, 9/30/34	2,180,000	1,951,100
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)	3,865,000	3,768,375

		$22,724,663
Oil Services - 0.5%
Bristow Group, Inc., 6.25%, 10/15/22	$5,768,000	$3,965,500
Pacific Drilling S.A., 5.375%, 6/01/20 (n)	4,250,000	1,020,000
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)	2,425,000	1,515,625

		$6,501,125
Oils - 0.6%
CITGO Holding, Inc., 10.75%, 2/15/20 (n)	$2,615,000	$2,484,250
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)	5,445,000	5,213,588

		$7,697,838

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.4%
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 12/31/49 (n)	$3,873,000	$4,912,242

Pharmaceuticals - 2.9%
Capsugel S.A., 7%, 5/15/19 (n)(p)	$1,955,000	$1,911,013
Endo Finance LLC/Endo Finco, Inc., 6%, 7/15/23 (n)	3,235,000	3,251,175
Endo Finance LLC/Endo Finco, Inc., 7.75%, 1/15/22 (n)	5,835,000	6,090,281
Endo Finance LLC/Endo Finco, Inc., 6%, 2/01/25 (n)	1,280,000	1,264,154
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)	3,400,000	3,247,000
Mallinckrodt International Finance S.A., 5.5%, 4/15/25 (n)	1,370,000	1,219,300
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)	7,040,000	6,934,400
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)	4,075,000	3,973,125
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/23 (n)	2,720,000	2,400,400
Vantage Point Imaging, 7.5%, 7/15/21 (n)	3,230,000	3,203,756
VRX Escrow Corp., 5.875%, 5/15/23 (n)	6,560,000	5,871,200

		$39,365,804
Precious Metals & Minerals - 0.6%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)	$3,585,000	$2,984,513
Eldorado Gold Corp., 6.125%, 12/15/20 (n)	5,515,000	4,618,813

		$7,603,326
Printing & Publishing - 1.4%
American Media, Inc., 13.5%, 6/15/18 (z)	$338,724	$334,067
Nielsen Finance LLC, 5%, 4/15/22 (n)	8,015,000	8,085,131
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24	2,590,000	2,648,275
TEGNA, Inc., 5.125%, 7/15/20	1,415,000	1,464,525
TEGNA, Inc., 4.875%, 9/15/21 (n)	1,900,000	1,909,500
TEGNA, Inc., 6.375%, 10/15/23	3,900,000	4,114,500

		$18,555,998
Real Estate - Healthcare - 0.6%
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21	$3,275,000	$3,389,625
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22	4,390,000	4,455,850

		$7,845,475
Real Estate - Other - 0.9%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21	$7,260,000	$7,477,800
Felcor Lodging LP, REIT, 5.625%, 3/01/23	5,115,000	5,108,606

		$12,586,406
Retailers - 2.1%
Best Buy Co., Inc., 5.5%, 3/15/21	$4,815,000	$4,863,150
Bon Ton Stores, Inc., 8%, 6/15/21	835,000	321,475

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (n)	$3,763,000	$3,358,478
Family Tree Escrow LLC, 5.75%, 3/01/23 (n)	6,865,000	7,233,994
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)	5,870,000	4,402,500
Rite Aid Corp., 9.25%, 3/15/20	1,400,000	1,475,250
Rite Aid Corp., 6.75%, 6/15/21	1,380,000	1,459,350
Rite Aid Corp., 6.125%, 4/01/23 (n)	4,245,000	4,478,475
Sally Beauty Holdings, Inc., 5.625%, 12/01/25	1,395,000	1,440,338

		$29,033,010
Specialty Chemicals - 0.9%
Chemtura Corp., 5.75%, 7/15/21	$6,615,000	$6,565,388
Univar USA, Inc., 6.75%, 7/15/23 (n)	5,705,000	5,048,925

		$11,614,313
Specialty Stores - 1.3%
Argos Merger Sub, Inc., 7.125%, 3/15/23 (n)	$5,385,000	$5,425,388
Group 1 Automotive, Inc., 5%, 6/01/22	7,030,000	6,687,288
Michaels Stores, Inc., 5.875%, 12/15/20 (n)	4,705,000	4,846,150

		$16,958,826
Telecommunications - Wireless - 4.7%
Altice S.A., 7.75%, 5/15/22 (n)	$1,120,000	$1,044,400
Crown Castle International Corp., 5.25%, 1/15/23	4,465,000	4,755,225
Digicel Group Ltd., 8.25%, 9/30/20 (n)	2,600,000	2,103,075
Digicel Group Ltd., 7.125%, 4/01/22 (n)	2,231,000	1,663,211
Digicel Group Ltd., 6.75%, 3/01/23 (n)	6,053,000	5,205,580
Sprint Capital Corp., 6.875%, 11/15/28	3,690,000	2,430,788
Sprint Corp., 7.875%, 9/15/23	6,605,000	4,706,063
Sprint Corp., 7.125%, 6/15/24	10,250,000	6,918,750
Sprint Corp., 7%, 8/15/20	925,000	679,875
Sprint Nextel Corp., 9%, 11/15/18 (n)	1,745,000	1,779,900
Sprint Nextel Corp., 6%, 11/15/22	4,585,000	3,083,413
T-Mobile USA, Inc., 6.125%, 1/15/22	475,000	483,313
T-Mobile USA, Inc., 6.5%, 1/15/24	3,035,000	3,065,350
T-Mobile USA, Inc., 6.464%, 4/28/19	1,465,000	1,510,781
T-Mobile USA, Inc., 6.25%, 4/01/21	9,000,000	9,157,500
T-Mobile USA, Inc., 6.633%, 4/28/21	1,890,000	1,953,788
T-Mobile USA, Inc., 6.5%, 1/15/26	3,600,000	3,600,000
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)	2,505,000	2,461,163
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)	7,745,000	7,362,552

		$63,964,727

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/24 (n)	$1,900,000	$1,919,000
Level 3 Financing, Inc., 5.375%, 5/01/25	6,000,000	6,037,500

		$7,956,500
Transportation - Services - 1.4%
Jack Cooper Holdings Corp., 10.25%, 6/01/20 (n)	$5,010,000	$3,957,900
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)	3,487,000	2,772,165
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	4,175,000	1,503,000
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)	3,600,000	3,276,000
Stena AB, 7%, 2/01/24 (n)	7,225,000	5,491,000
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)	3,185,000	2,468,375
Ultrapetrol Bahamas Ltd., 8.875%, 6/15/21 (a)(d)	786,000	133,620

		$19,602,060
Utilities - Electric Power - 1.9%
Calpine Corp., 5.5%, 2/01/24	$4,885,000	$4,274,375
Covanta Holding Corp., 7.25%, 12/01/20	4,290,000	4,340,944
Covanta Holding Corp., 6.375%, 10/01/22	2,185,000	2,059,363
Covanta Holding Corp., 5.875%, 3/01/24	2,475,000	2,159,438
NRG Energy, Inc., 8.25%, 9/01/20	5,025,000	4,560,188
NRG Energy, Inc., 6.25%, 7/15/22	430,000	354,750
NRG Energy, Inc., 6.625%, 3/15/23	4,945,000	4,091,988
TerraForm Power Operating Co., 5.875%, 2/01/23 (n)	4,267,000	3,402,933

		$25,243,979
Total Bonds (Identified Cost, $1,393,093,900)		$1,233,243,810

Floating Rate Loans (g)(r) - 3.2%
Aerospace - 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20	$3,669,832	$3,579,616

Building - 0.2%
ABC Supply Co., Inc., Term Loan B, 3.5%, 4/16/20	$3,365,087	$3,326,389

Cable TV - 0.2%
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/19	$2,740,232	$2,683,958

Conglomerates - 0.2%
Entegris, Inc., Term Loan B, 3.5%, 4/30/21	$2,775,185	$2,750,902

Consumer Services - 0.1%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$2,139,458	$2,121,630

Containers - 0.2%
Berry Plastics, Term Loan E, 3.75%, 1/06/21	$2,874,742	$2,837,609

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Electronics - 0.3%
Avago Technologies Ltd., Term Loan B, 3.75%, 5/06/21	$3,788,376	$3,767,854

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 3/31/20	$1,400,533	$1,086,113

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$1,055,676	$1,057,655

Gaming & Lodging - 0.2%
Hilton Worldwide, Term Loan B, 3.5%, 10/25/20	$2,836,642	$2,829,905

Medical & Health Technology & Services - 0.3%
Davita Healthcare, Term Loan B, 3.5%, 6/24/21	$3,923,118	$3,908,407

Printing & Publishing - 0.2%
CBS Outdoor, Term Loan, 3%, 1/31/21	$2,917,085	$2,876,975

Retailers - 0.1%
Rite Aid Corp., Term Loan, 4.87%, 6/21/21	$937,940	$935,888

Transportation - Services - 0.4%
Commercial Barge Line Co., Term Loan B, 9.75%, 11/12/20	$7,087,325	$6,201,409

Utilities - Electric Power - 0.3%
Calpine Construction Finance Co., Term Loan B, 3%, 5/03/20	$3,948,525	$3,703,389
Total Floating Rate Loans (Identified Cost, $44,960,941)		$43,667,699

Common Stocks - 0.7%
Automotive - 0.0%
Accuride Corp. (a)	48,891	$41,117

Special Products & Services - 0.7%
iShares iBoxx $ High Yield Corporate Bond ETF	120,500	$9,553,240
Total Common Stocks (Identified Cost, $10,968,981)		$9,594,357

Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 0.28%, at Cost and Net Asset Value (v)	34,778,255	$34,778,255
Total Investments (Identified Cost, $1,483,802,077)		$1,321,284,121

Other Assets, Less Liabilities - 2.2%		29,382,137
Net Assets - 100.0%		$1,350,666,258

21

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $500,809,451, representing 37.1% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Schaeffler Finance B.V., 6.875%, 8/15/18	$177,566	$—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	165,265	—
Total	$342,831	$—

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 6/15/18	12/22/10-12/28/10	$341,025	$334,067
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

22

Portfolio of Investments – continued

Derivative Contracts at 1/31/16

Forward Foreign Currency Exchange Contracts at 1/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Goldman Sachs International	2,033,642	4/15/16	$2,208,812	$2,207,485	$1,327

Futures Contracts at 1/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	91	$11,791,609	March - 2016	($287,993)

At January 31, 2016, the fund had cash collateral of $122,850 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,449,023,822)	$1,286,505,866
Underlying affiliated funds, at cost and value	34,778,255
Total investments, at value (identified cost, $1,483,802,077)	$1,321,284,121
Cash	268,705
Deposits with brokers	122,850
Receivables for
Forward foreign currency exchange contracts	1,327
Investments sold	10,879,225
Fund shares sold	38,684
Interest and dividends	25,916,432
Other assets	7,769
Total assets	$1,358,519,113
Liabilities
Payables for
Distributions	$410
Daily variation margin on open futures contracts	49,766
Investments purchased	5,773,663
Fund shares reacquired	1,901,689
Payable to affiliates
Administrator	192
Shareholder servicing costs	11
Accrued expenses and other liabilities	127,124
Total liabilities	$7,852,855
Net assets	$1,350,666,258
Net assets consist of
Paid-in capital	$1,536,334,937
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(162,804,646)
Accumulated net realized gain (loss) on investments and foreign currency	(22,160,646)
Accumulated distributions in excess of net investment income	(703,387)
Net assets	$1,350,666,258
Shares of beneficial interest outstanding	160,582,837
Net asset value per share (net assets of $1,350,666,258 / 160,582,837 shares of beneficial interest outstanding)	$8.41

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$86,296,899
Dividends	541,655
Dividends from underlying affiliated funds	63,242
Total investment income	$86,901,796
Expenses
Shareholder servicing costs	46
Administrative services fee	17,500
Custodian fee	155,206
Shareholder communications	7,593
Audit and tax fees	41,410
Legal fees	12,372
Pricing service fees	17,654
Registration fees	18,742
Miscellaneous	26,849
Total expenses	$297,372
Fees paid indirectly	(218)
Net expenses	$297,154
Net investment income	$86,604,642
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(13,793,810)
Written options	53,759
Futures contracts	(245,935)
Foreign currency	252,608
Net realized gain (loss) on investments and foreign currency	$(13,733,378)
Change in unrealized appreciation (depreciation)
Investments	$(147,729,711)
Futures contracts	144,576
Translation of assets and liabilities in foreign currencies	(147,626)
Net unrealized gain (loss) on investments and foreign currency translation	$(147,732,761)
Net realized and unrealized gain (loss) on investments and foreign currency	$(161,466,139)
Change in net assets from operations	$(74,861,497)

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2016	2015
Change in net assets
From operations
Net investment income	$86,604,642	$70,322,027
Net realized gain (loss) on investments and foreign currency	(13,733,378)	11,928,307
Net unrealized gain (loss) on investments and foreign currency translation	(147,732,761)	(45,449,886)
Change in net assets from operations	$(74,861,497)	$36,800,448
Distributions declared to shareholders
From net investment income	$(89,680,774)	$(72,674,007)
From net realized gain on investments	(996,862)	(9,130,455)
Total distributions declared to shareholders	$(90,677,636)	$(81,804,462)
Change in net assets from fund share transactions	$178,673,761	$268,826,805
Total change in net assets	$13,134,628	$223,822,791
Net assets
At beginning of period	1,337,531,630	1,113,708,839
At end of period (including accumulated distributions in excess of net investment income of $703,387 and $572,054, respectively)	$1,350,666,258	$1,337,531,630

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 1/31		Period ended 1/31/14 (c)
	2016	2015
Net asset value, beginning of period	$9.47	$9.85	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.61	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(1.03)	(0.29)	(0.04)
Total from investment operations	$(0.46)	$0.32	$0.51
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.63)	$(0.59)
From net realized gain on investments	(0.01)	(0.07)	(0.07)
Total distributions declared to shareholders	$(0.60)	$(0.70)	$(0.66)
Net asset value, end of period (x)	$8.41	$9.47	$9.85
Total return (%) (r)(s)(x)	(5.23)	3.28	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.03	0.02	(a)
Expenses after expense reductions (f)	0.02	0.03	0.02	(a)
Net investment income	6.19	6.18	6.54	(a)
Portfolio turnover	33	43	42	(n)
Net assets at end of period (000 omitted)	$1,350,666	$1,337,532	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between

28

Notes to Financial Statements – continued

the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if

29

Notes to Financial Statements – continued

the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$9,594,357	$—	$—	$9,594,357
U.S. Corporate Bonds	—	1,046,463,596	—	1,046,463,596
Foreign Bonds	—	186,780,214	—	186,780,214
Floating Rate Loans	—	43,667,699	—	43,667,699
Mutual Funds	34,778,255	—	—	34,778,255
Total Investments	$44,372,612	$1,276,911,509	$—	$1,321,284,121

Other Financial Instruments
Futures Contracts	$(287,993)	$—	$—	$(287,993)
Forward Foreign Currency Exchange Contracts	—	1,327	—	1,327

For further information regarding security characteristics, see the Portfolio of Investments.

30

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(287,993)
Foreign Exchange	Forward Foreign Currency Exchange	1,327	—
Total		$1,327	$(287,993)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Written Options	Foreign Currency
Interest Rate	$(245,935)	$—	$—
Foreign Exchange	—	—	257,916
Equity	—	53,759	—
Total	$(245,935)	$53,759	$257,916

31

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$144,576	$—
Foreign Exchange	—	(151,958)
Total	$144,576	$(151,958)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

32

Notes to Financial Statements – continued

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended January 31, 2016:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	840	53,759
Options expired	(840)	(53,759)
Outstanding, end of period	—	$—

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the

33

Notes to Financial Statements – continued

exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

34

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

35

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/16	1/31/15
Ordinary income (including any short-term capital gains)	$90,677,636	$74,460,101
Long-term capital gains	—	7,344,361
Total distributions	$90,677,636	$81,804,462

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/16
Cost of investments	$1,490,637,891
Gross appreciation	5,840,449
Gross depreciation	(175,194,219)
Net unrealized appreciation (depreciation)	$(169,353,770)
Undistributed ordinary income	7,257,274
Capital loss carryforwards	(15,612,825)
Other temporary differences	(7,959,358)

As of January 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(9,428,846)
Long-Term	(6,183,979)
Total	$(15,612,825)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2016, these costs amounted to $46. The fund may also pay shareholder servicing related costs to non-related parties.

36

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.0013% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2016, the fee paid by the fund under this agreement was $4,337 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $614,618,686 and $434,717,396, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/16		Year ended 1/31/15
	Shares	Amount	Shares	Amount
Shares sold	33,576,052	$307,119,857	35,605,372	$343,405,971
Shares issued to shareholders in reinvestment of distributions	9,908,700	90,676,904	8,373,274	81,804,462
Shares reacquired	(24,098,828)	(219,123,000)	(15,868,117)	(156,383,628)
Net change	19,385,924	$178,673,761	28,110,529	$268,826,805

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, the MFS Strategic Income Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 71%, 21%, 7%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2016, the fund’s commitment fee and interest expense were $4,702 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	42,212,532	427,452,249	(434,886,526)	34,778,255

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$63,242	$34,778,255

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Pooled Portfolio (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Pooled Portfolio as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2016

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

44

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

46

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2016

MFS® HIGH INCOME FUND

MFH-ANN

MFS® HIGH INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Market volatility remains elevated amid signs of slowing global growth and continued weakness in the price of oil and other commodities. Chinese markets remain skittish following a series of policy missteps and currency depreciations, which have contributed to large capital outflows.

A lower-for-longer interest rate environment is likely for the foreseeable future given accommodative global central bank policies. The Bank of Japan has adopted a negative interest rate policy while the European Central Bank has signaled plans for additional monetary stimulus later this year. Meanwhile, expectations for further monetary policy tightening from the U.S. Federal Reserve have been reduced in the face of more challenging financial conditions.

The U.S. manufacturing sector is suffering the effects of a strong U.S. dollar and falling global demand. There is some reason for optimism, however, as U.S. labor markets continue to improve while auto and home sales remain upbeat.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	6.5%
Medical & Health Technology & Services	6.1%
Midstream	5.1%
Telecommunications-Wireless	4.7%
Containers	4.3%

Composition including fixed income credit quality (a)(i)
BBB	2.8%
BB	38.2%
B	42.1%
CCC	12.4%
C (o)	0.0%
D	0.1%
Not Rated	(1.1)%
Non-Fixed Income	0.8%
Cash & Cash Equivalents	3.6%
Other	1.1%

Portfolio facts (i)
Average Duration (d)	4.1
Average Effective Maturity (m)	5.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 1/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2016, Class A shares of the MFS High Income Fund (“fund”) provided a total return of –5.87%, at net asset value. This compares with a return of –6.58% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle toward the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy, bolster sentiment and stabilize its currency.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Strong bond selection and a lesser exposure to “CCC” rated (r) securities contributed to performance relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index as this credit quality sector underperformed higher-credit quality issues.

The fund’s yield curve positioning in the United States, particularly a lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the respective yield curve also benefited relative results.

Among individual securities, the fund’s holding of financial services company Bank of America was among the top relative contributors for the reporting period.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the fund’s benchmark, detracted from relative results.

4

Management Review – continued

The fund’s greater exposure to “B” rated securities was another area of relative weakness.

A greater exposure to the Utility – other sector also held back relative performance as this market segment underperformed over the reporting period.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	(5.87)%	3.66%	5.11%	N/A
B	9/27/93	(6.57)%	2.83%	4.32%	N/A
C	1/03/94	(6.55)%	2.89%	4.32%	N/A
I	1/02/97	(5.66)%	3.85%	5.35%	N/A
R1	4/01/05	(6.58)%	2.89%	4.29%	N/A
R2	10/31/03	(6.11)%	3.40%	4.81%	N/A
R3	4/01/05	(5.87)%	3.66%	5.10%	N/A
R4	4/01/05	(5.63)%	3.92%	5.37%	N/A
R5	6/01/12	(5.55)%	N/A	N/A	3.64%
529A	7/31/02	(6.20)%	3.55%	4.95%	N/A
529B	7/31/02	(6.63)%	2.83%	4.23%	N/A
529C	7/31/02	(6.62)%	2.83%	4.20%	N/A
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		(6.58)%	4.24%	6.65%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(9.87)%	2.76%	4.65%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(10.14)%	2.51%	4.32%	N/A
C With CDSC (1% for 12 months) (v)		(7.44)%	2.89%	4.32%	N/A
529A With Initial Sales Charge (4.25%)		(10.19)%	2.65%	4.50%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(10.19)%	2.51%	4.23%	N/A
529C With CDSC (1% for 12 months) (v)		(7.51)%	2.83%	4.20%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.

7

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2015 through January 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2015 through January 31, 2016.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/15	Ending Account Value 1/31/16	Expenses Paid During Period (p) 8/01/15-1/31/16
A	Actual	0.96%	$1,000.00	$929.67	$4.67
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
B	Actual	1.71%	$1,000.00	$923.49	$8.29
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
C	Actual	1.71%	$1,000.00	$926.43	$8.30
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
I	Actual	0.72%	$1,000.00	$927.88	$3.50
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
R1	Actual	1.72%	$1,000.00	$926.15	$8.35
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74
R2	Actual	1.22%	$1,000.00	$928.50	$5.93
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
R3	Actual	0.97%	$1,000.00	$929.68	$4.72
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R4	Actual	0.72%	$1,000.00	$930.85	$3.50
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
R5	Actual	0.62%	$1,000.00	$931.33	$3.02
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
529A	Actual	1.00%	$1,000.00	$926.56	$4.86
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
529B	Actual	1.77%	$1,000.00	$925.91	$8.59
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
529C	Actual	1.76%	$1,000.00	$923.26	$8.53
	Hypothetical (h)	1.76%	$1,000.00	$1,016.33	$8.94

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

1/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 90.4%
Issuer	Shares/Par	Value ($)
Aerospace - 1.6%
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/21	$6,465,000	$6,561,943
Bombardier, Inc., 6.125%, 1/15/23 (n)	3,760,000	2,575,600
Bombardier, Inc., 7.5%, 3/15/25 (n)	2,680,000	1,842,500
CPI International, Inc., 8.75%, 2/15/18	5,857,000	5,710,575
TransDigm, Inc., 6%, 7/15/22	1,095,000	1,073,100
TransDigm, Inc., 6.5%, 7/15/24	3,365,000	3,289,288

		$21,053,006
Apparel Manufacturers - 0.5%
Hanesbrands, Inc., 6.375%, 12/15/20	$2,990,000	$3,102,484
PVH Corp., 4.5%, 12/15/22	3,485,000	3,380,450

		$6,482,934
Asset-Backed & Securitized - 0.0%
Citigroup Commercial Mortgage Trust, FRN, 5.898%, 12/10/49	$2,948,120	$294,629
CW Capital Cobalt Commercial Mortgage Trust, “F”, CDO, FRN, 0%, 4/26/50 (a)(p)(z)	675,577	7
CW Capital Cobalt Commercial Mortgage Trust, “G”, CDO, FRN, 0%, 4/26/50 (a)(p)(z)	2,119,783	21
Falcon Franchise Loan LLC, FRN, 44.017%, 1/05/25 (i)(z)	238,609	57,658
LB Commercial Conduit Mortgage Trust, FRN, 1.191%, 2/18/30 (i)	980,093	9,492
Morgan Stanley Capital I, Inc., FRN, 1.405%, 4/28/39 (i)(z)	4,495,266	21,757

		$383,564
Automotive - 2.6%
Accuride Corp., 9.5%, 8/01/18	$6,635,000	$5,175,300
Goodyear Tire & Rubber Co., 6.5%, 3/01/21	6,665,000	6,998,250
Goodyear Tire & Rubber Co., 7%, 5/15/22	1,340,000	1,433,130
Lear Corp., 4.75%, 1/15/23	4,000,000	4,040,000
Lear Corp., 5.25%, 1/15/25	3,160,000	3,282,450
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)	3,050,000	3,133,875
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)	2,295,000	2,295,000
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)	2,345,000	2,444,663
ZF North America Capital, Inc., 4.5%, 4/29/22 (n)	3,945,000	3,801,994
ZF North America Capital, Inc., 4.75%, 4/29/25 (n)	1,690,000	1,584,375

		$34,189,037
Broadcasting - 2.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)	$4,525,000	$4,841,750
AMC Networks, Inc., 7.75%, 7/15/21	4,811,000	5,099,660

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22	$830,000	$738,700
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22	3,250,000	3,010,313
iHeartMedia, Inc., 9%, 3/01/21	5,717,000	3,716,050
Liberty Media Corp., 8.5%, 7/15/29	4,285,000	4,274,288
Liberty Media Corp., 8.25%, 2/01/30	40,000	39,600
Netflix, Inc., 5.375%, 2/01/21	3,625,000	3,896,875
Netflix, Inc., 5.875%, 2/15/25 (n)	1,580,000	1,629,375
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	4,675,000	4,686,688
Tribune Media Co., 5.875%, 7/15/22 (n)	3,410,000	3,401,475

		$35,334,774
Building - 3.1%
Allegion PLC, 5.875%, 9/15/23	$1,155,000	$1,192,538
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	7,161,000	7,447,440
Beacon Roofing Supply, Inc., 6.375%, 10/01/23 (n)	3,590,000	3,702,188
Building Materials Corp. of America, 5.375%, 11/15/24 (n)	3,160,000	3,112,600
Building Materials Corp. of America, 6%, 10/15/25 (n)	2,805,000	2,861,100
Cimpor Financial Operations B.V., 5.75%, 7/17/24	1,088,000	669,120
Gibraltar Industries, Inc., 6.25%, 2/01/21	4,755,000	4,766,888
HD Supply, Inc., 7.5%, 7/15/20	5,575,000	5,798,000
Headwaters, Inc., 7.25%, 1/15/19	3,150,000	3,213,000
PriSo Acquisition Corp., 9%, 5/15/23 (n)	3,530,000	3,282,900
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/23	4,315,000	4,163,975

		$40,209,749
Business Services - 1.6%
Equinix, Inc., 4.875%, 4/01/20	$3,670,000	$3,807,625
Equinix, Inc., 5.375%, 1/01/22	1,620,000	1,684,800
Equinix, Inc., 5.375%, 4/01/23	2,935,000	3,037,725
Iron Mountain, Inc., REIT, 6%, 10/01/20 (n)	2,085,000	2,220,525
Iron Mountain, Inc., REIT, 6%, 8/15/23	5,205,000	5,413,200
NeuStar, Inc., 4.5%, 1/15/23	5,870,000	4,813,400

		$20,977,275
Cable TV - 6.3%
Altice Financing S.A., 6.625%, 2/15/23 (n)	$6,665,000	$6,548,363
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20	1,305,000	1,357,200
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	6,610,000	6,895,023
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/23 (n)	3,550,000	3,550,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	5,645,000	5,807,294
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/25 (n)	1,395,000	1,381,050

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
Cequel Communications Holdings, 6.375%, 9/15/20 (n)	$5,430,000	$5,246,738
DISH DBS Corp., 6.75%, 6/01/21	3,410,000	3,478,200
DISH DBS Corp., 5%, 3/15/23	2,975,000	2,588,250
DISH DBS Corp., 5.875%, 11/15/24	1,495,000	1,332,419
Intelsat Jackson Holdings S.A., 7.25%, 4/01/19	2,880,000	2,613,600
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22	4,575,000	2,962,313
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23	5,075,000	4,047,313
Intelsat Luxembourg S.A., 8.125%, 6/01/23	5,705,000	2,353,313
LGE Holdco VI B.V., 7.125%, 5/15/24 (n)	2,225,000	2,591,359
Lynx I Corp., 5.375%, 4/15/21 (n)	1,417,500	1,449,394
Lynx II Corp., 6.375%, 4/15/23 (n)	2,635,000	2,700,875
Neptune Finco Corp., 10.875%, 10/15/25 (n)	2,700,000	2,855,250
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	1,020,000	1,035,300
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	460,000	479,550
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)	2,750,000	2,695,000
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)	2,340,000	2,451,150
SIRIUS XM Radio, Inc., 5.375%, 4/15/25 (n)	2,285,000	2,296,425
Unitymedia Hessen, 5.5%, 1/15/23 (n)	4,235,000	4,428,031
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)	3,000,000	3,045,600
Virgin Media Finance PLC, 5.75%, 1/15/25 (n)	1,125,000	1,113,750
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (n)	3,185,000	3,153,150
Ziggo Bond Finance B.V., 5.875%, 1/15/25 (n)	2,000,000	1,835,000

		$82,290,910
Chemicals - 2.2%
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)	$3,930,000	$4,124,024
GCP Applied Technologies Co., 9.5%, 2/01/23 (n)	2,125,000	2,247,188
Hexion U.S. Finance Corp., 6.625%, 4/15/20	2,495,000	1,933,625
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18	2,975,000	2,023,000
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)	3,665,000	3,660,419
Momentive Performance Materials, Inc., 3.88%, 10/24/21	2,220,000	1,492,950
The Chemours Co., 6.625%, 5/15/23 (n)	2,860,000	1,751,750
Tronox Finance LLC, 6.375%, 8/15/20	6,715,000	4,146,513
Tronox Finance LLC, 7.5%, 3/15/22 (n)	3,830,000	2,307,575
W.R. Grace & Co., 5.125%, 10/01/21 (n)	5,585,000	5,612,925

		$29,299,969
Computer Software - 0.4%
Syniverse Holdings, Inc., 9.125%, 1/15/19	$1,453,000	$552,140
VeriSign, Inc., 4.625%, 5/01/23	5,390,000	5,282,200

		$5,834,340

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - 0.8%
CDW LLC/CDW Finance Corp., 6%, 8/15/22	$2,200,000	$2,312,750
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24	2,115,000	2,200,911
Sabre GLBL, Inc., 5.375%, 4/15/23 (n)	5,925,000	5,954,625

		$10,468,286
Conglomerates - 2.6%
Accudyne Industries Borrower S.C.A., 7.75%, 12/15/20 (n)	$3,030,000	$2,075,550
Amsted Industries Co., 5%, 3/15/22 (n)	6,495,000	6,430,050
BC Mountain LLC, 7%, 2/01/21 (n)	5,585,000	4,049,125
EnerSys, 5%, 4/30/23 (n)	6,750,000	6,648,750
Enpro Industries, Inc., 5.875%, 9/15/22	5,660,000	5,504,350
Entegris, Inc., 6%, 4/01/22 (n)	5,005,000	5,080,075
Renaissance Acquisition, 6.875%, 8/15/21 (n)	5,585,000	4,104,975

		$33,892,875
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21	$2,555,000	$472,675
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (a)(d)(n)	1,546,000	286,010

		$758,685
Consumer Products - 1.2%
Alphabet Holding Co., Inc., 7.75%, 11/01/17	$635,000	$620,713
Elizabeth Arden, Inc., 7.375%, 3/15/21	2,245,000	1,492,925
Prestige Brands, Inc., 8.125%, 2/01/20	1,531,000	1,588,413
Prestige Brands, Inc., 5.375%, 12/15/21 (n)	4,125,000	4,021,875
Spectrum Brands, Inc., 6.375%, 11/15/20	4,360,000	4,599,800
Spectrum Brands, Inc., 6.125%, 12/15/24 (n)	710,000	738,400
Spectrum Brands, Inc., 5.75%, 7/15/25 (n)	2,210,000	2,265,250

		$15,327,376
Consumer Services - 2.4%
ADT Corp., 6.25%, 10/15/21	$6,995,000	$7,257,313
ADT Corp., 4.125%, 6/15/23	1,585,000	1,458,200
CEB, Inc., 5.625%, 6/15/23 (n)	4,125,000	4,125,000
Garda World Security Corp., 7.25%, 11/15/21 (n)	2,905,000	2,265,900
Garda World Security Corp., 7.25%, 11/15/21 (n)	2,325,000	1,813,500
Interval Acquisition Corp., 5.625%, 4/15/23 (n)	7,375,000	7,338,125
Monitronics International, Inc., 9.125%, 4/01/20	4,750,000	3,811,875
Service Corp. International, 5.375%, 5/15/24	3,295,000	3,484,463

		$31,554,376
Containers - 4.1%
Ardagh Packaging Finance PLC, 7%, 11/15/20 (n)	$748,235	$708,953
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	4,510,000	4,538,188

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - continued
Ball Corp., 5%, 3/15/22	$3,515,000	$3,638,025
Berry Plastics Group, Inc., 5.5%, 5/15/22	5,470,000	5,456,325
Berry Plastics Group, Inc., 6%, 10/15/22 (n)	1,550,000	1,581,000
Crown American LLC, 4.5%, 1/15/23	6,220,000	6,157,800
Multi-Color Corp., 6.125%, 12/01/22 (n)	5,020,000	4,982,350
Plastipak Holdings, Inc., 6.5%, 10/01/21 (n)	4,207,000	4,028,203
Reynolds Group, 9.875%, 8/15/19	512,000	500,480
Reynolds Group, 5.75%, 10/15/20	2,760,000	2,763,450
Reynolds Group, 8.25%, 2/15/21	7,070,000	6,592,775
Sealed Air Corp., 4.875%, 12/01/22 (n)	5,815,000	5,854,949
Sealed Air Corp., 5.125%, 12/01/24 (n)	1,355,000	1,355,000
Signode Industrial Group, 6.375%, 5/01/22 (n)	6,230,000	5,170,900

		$53,328,398
Electrical Equipment - 0.0%
Avaya, Inc., 10.5%, 3/01/21 (n)	$2,175,000	$543,750

Electronics - 1.7%
Advanced Micro Devices, Inc., 6.75%, 3/01/19	$3,600,000	$2,457,000
Advanced Micro Devices, Inc., 7%, 7/01/24	2,325,000	1,441,500
Micron Technology, Inc., 5.875%, 2/15/22	3,305,000	2,941,450
Micron Technology, Inc., 5.5%, 2/01/25	3,530,000	2,788,700
NXP B.V., 5.75%, 2/15/21 (n)	2,100,000	2,173,500
NXP B.V., 5.75%, 3/15/23 (n)	4,875,000	4,975,523
Sensata Technologies B.V., 5.625%, 11/01/24 (n)	3,145,000	3,207,900
Sensata Technologies B.V., 5%, 10/01/25 (n)	2,100,000	2,021,250

		$22,006,823
Energy - Independent - 3.4%
Baytex Energy Corp., 5.625%, 6/01/24 (n)	$2,210,000	$1,281,800
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	4,375,000	1,717,188
Bonanza Creek Energy, Inc., 5.75%, 2/01/23	1,320,000	475,200
Chaparral Energy, Inc., 7.625%, 11/15/22	5,800,000	1,102,000
Chesapeake Energy Corp., 5.75%, 3/15/23	6,550,000	1,801,250
Concho Resources, Inc., 6.5%, 1/15/22	3,465,000	3,239,775
Concho Resources, Inc., 5.5%, 4/01/23	5,495,000	4,983,910
EP Energy LLC, 9.375%, 5/01/20	3,795,000	1,612,875
EP Energy LLC, 7.75%, 9/01/22	6,260,000	2,191,000
Halcon Resources Corp., 8.875%, 5/15/21	5,245,000	760,525
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	2,655,000	398,250
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21	5,201,000	624,120
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	2,765,000	311,118
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)	3,885,000	2,777,775

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Oasis Petroleum, Inc., 6.875%, 3/15/22	$5,030,000	$2,917,400
QEP Resources, Inc., 5.25%, 5/01/23	8,230,000	5,596,400
RSP Permian, Inc., 6.625%, 10/01/22	4,330,000	3,853,700
Sanchez Energy Corp., 6.125%, 1/15/23	6,185,000	2,474,000
SM Energy Co., 6.5%, 11/15/21	5,450,000	3,172,990
SM Energy Co., 6.125%, 11/15/22	2,440,000	1,403,000
WPX Energy, Inc., 6%, 1/15/22	2,840,000	1,647,200

		$44,341,476
Entertainment - 1.8%
Carmike Cinemas, Inc., 6%, 6/15/23 (n)	$2,220,000	$2,300,475
Cedar Fair LP, 5.25%, 3/15/21	5,270,000	5,401,750
Cedar Fair LP, 5.375%, 6/01/24	1,790,000	1,798,950
Cinemark USA, Inc., 5.125%, 12/15/22	2,805,000	2,819,025
Cinemark USA, Inc., 4.875%, 6/01/23	2,495,000	2,451,338
NCL Corp. Ltd., 5.25%, 11/15/19 (n)	3,755,000	3,773,775
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	4,755,000	4,842,017

		$23,387,330
Financial Institutions - 5.0%
Aircastle Ltd., 4.625%, 12/15/18	$3,385,000	$3,414,619
Aircastle Ltd., 5.125%, 3/15/21	2,710,000	2,676,125
Aircastle Ltd., 5.5%, 2/15/22	2,135,000	2,124,325
CIT Group, Inc., 5.25%, 3/15/18	3,330,000	3,440,290
CIT Group, Inc., 6.625%, 4/01/18 (n)	5,369,000	5,675,033
CIT Group, Inc., 5.5%, 2/15/19 (n)	5,562,000	5,742,765
CIT Group, Inc., 5%, 8/15/22	1,690,000	1,709,055
Credit Acceptance Co., 7.375%, 3/15/23 (n)	2,875,000	2,781,563
Icahn Enterprises LP, 6%, 8/01/20	4,240,000	3,979,876
Icahn Enterprises LP, 5.875%, 2/01/22	6,210,000	5,550,188
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18	3,450,000	3,329,250
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20	6,635,000	6,319,838
Navient Corp., 8%, 3/25/20	6,735,000	6,633,975
Navient Corp., 5.875%, 3/25/21	2,040,000	1,764,600
Navient Corp., 7.25%, 1/25/22	5,845,000	5,202,050
Navient Corp., 6.125%, 3/25/24	2,140,000	1,757,475
PHH Corp., 6.375%, 8/15/21	3,525,000	3,057,938

		$65,158,965
Food & Beverages - 0.8%
Darling Ingredients, Inc., 5.375%, 1/15/22	$4,325,000	$4,238,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/24 (n)	1,195,000	1,236,825

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)	$5,605,000	$5,689,075

		$11,164,400
Forest & Paper Products - 0.2%
Appvion, Inc., 9%, 6/01/20 (n)	$4,005,000	$1,301,625
Tembec Industries, Inc., 9%, 12/15/19 (n)	2,725,000	1,723,563

		$3,025,188
Gaming & Lodging - 3.5%
CCM Merger, Inc., 9.125%, 5/01/19 (n)	$5,077,000	$5,229,310
Eldorado Resorts, Inc., 7%, 8/01/23 (n)	1,525,000	1,502,125
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	4,340,000	4,155,550
Greektown Holdings LLC, 8.875%, 3/15/19 (n)	4,640,000	4,570,400
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	6,095,000	6,277,850
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	1,385,000	1,461,175
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	5,285,000	5,403,913
MGM Resorts International, 6.625%, 12/15/21	4,660,000	4,788,150
MGM Resorts International, 6%, 3/15/23	4,885,000	4,869,734
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21	6,215,000	6,292,688
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/23	1,470,000	1,464,488

		$46,015,383
Industrial - 1.3%
Anixter, Inc., 5.125%, 10/01/21	$4,025,000	$3,924,375
Dematic S.A., 7.75%, 12/15/20 (n)	7,015,000	6,927,313
Howard Hughes Corp., 6.875%, 10/01/21 (n)	5,615,000	5,615,000

		$16,466,688
Insurance - Health - 0.3%
Centene Escrow Corp., 5.625%, 2/15/21 (n)	$2,025,000	$2,060,438
Centene Escrow Corp., 6.125%, 2/15/24 (n)	2,025,000	2,080,688

		$4,141,126
Machinery & Tools - 1.5%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)	$4,560,000	$4,389,000
CNH Industrial Capital LLC, 4.375%, 11/06/20	4,860,000	4,617,000
H&E Equipment Services Co., 7%, 9/01/22	5,815,000	5,320,725
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)	5,040,000	3,024,000
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)	4,015,000	1,776,638

		$19,127,363
Major Banks - 1.9%
Bank of America Corp., FRN, 6.1%, 12/29/49	$12,450,000	$12,657,915
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/29/49	6,865,000	6,852,128

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Royal Bank of Scotland Group PLC, 7.5% to 8/10/20, FRN to 12/29/49	$5,085,000	$5,173,988

		$24,684,031
Medical & Health Technology & Services - 5.7%
CHS/Community Health Systems, Inc., 6.875%, 2/01/22	$8,520,000	$7,710,600
Davita Healthcare Partners, Inc., 5%, 5/01/25	5,385,000	5,297,494
Davita, Inc., 5.125%, 7/15/24	2,205,000	2,217,403
HCA, Inc., 4.25%, 10/15/19	5,110,000	5,237,750
HCA, Inc., 7.5%, 2/15/22	6,995,000	7,764,450
HCA, Inc., 5.875%, 3/15/22	4,855,000	5,206,988
HCA, Inc., 5%, 3/15/24	2,930,000	2,966,625
HCA, Inc., 5.375%, 2/01/25	3,110,000	3,144,988
HCA, Inc., 5.875%, 2/15/26	2,275,000	2,320,500
HealthSouth Corp., 5.125%, 3/15/23	5,075,000	4,922,750
HealthSouth Corp., 5.75%, 11/01/24 (n)	3,520,000	3,474,557
LifePoint Hospitals, Inc., 5.5%, 12/01/21	2,900,000	2,943,500
TeamHealth, Inc., 7.25%, 12/15/23 (n)	900,000	940,500
Tenet Healthcare Corp., 8%, 8/01/20	8,360,000	8,380,900
Tenet Healthcare Corp., 4.5%, 4/01/21	3,365,000	3,297,700
Tenet Healthcare Corp., 8.125%, 4/01/22	2,235,000	2,240,588
Tenet Healthcare Corp., 6.75%, 6/15/23	3,330,000	3,080,250
Universal Health Services, Inc., 7.625%, 8/15/20	3,770,000	3,317,600

		$74,465,143
Medical Equipment - 1.3%
Alere, Inc., 6.375%, 7/01/23 (n)	$4,437,000	$4,192,965
DJO Finco, Inc., 8.125%, 6/15/21 (n)	4,185,000	3,515,400
Hologic, Inc., 5.25%, 7/15/22 (n)	5,230,000	5,413,050
Teleflex, Inc., 5.25%, 6/15/24	4,155,000	4,155,000

		$17,276,415
Metals & Mining - 2.8%
Century Aluminum Co., 7.5%, 6/01/21 (n)	$4,270,000	$2,786,175
Commercial Metals Co., 4.875%, 5/15/23	4,343,000	3,610,119
Consol Energy, Inc., 5.875%, 4/15/22	4,540,000	2,933,975
Consol Energy, Inc., 8%, 4/01/23	3,560,000	2,385,200
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)	6,523,000	3,033,195
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)	1,583,000	712,350
GrafTech International Co., 6.375%, 11/15/20	5,255,000	2,995,350
Hudbay Minerals, Inc., 9.5%, 10/01/20	4,955,000	3,047,325
Lundin Mining Corp., 7.5%, 11/01/20 (n)	2,300,000	1,955,000
Lundin Mining Corp., 7.875%, 11/01/22 (n)	2,210,000	1,784,575
Steel Dynamics, Inc., 5.125%, 10/01/21	1,670,000	1,557,275

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Steel Dynamics, Inc., 5.25%, 4/15/23	$1,610,000	$1,461,075
Steel Dynamics, Inc., 5.5%, 10/01/24	2,170,000	1,958,425
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	1,440,000	817,200
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	3,555,000	2,017,463
Suncoke Energy, Inc., 7.625%, 8/01/19	600,000	571,500
TMS International Corp., 7.625%, 10/15/21 (n)	3,655,000	2,823,488

		$36,449,690
Midstream - 5.0%
AmeriGas Finance LLC, 6.75%, 5/20/20	$6,730,000	$6,662,700
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)	4,055,000	3,031,113
Crestwood Midstream Partners LP, 6%, 12/15/20	3,215,000	2,037,506
Crestwood Midstream Partners LP, 6.125%, 3/01/22	2,420,000	1,458,050
Energy Transfer Equity LP, 7.5%, 10/15/20	8,205,000	7,220,400
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21	2,035,000	1,605,106
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	6,540,000	5,150,250
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/32	9,840,000	9,238,264
MPLX LP, 5.5%, 2/15/23 (n)	3,605,000	2,995,827
MPLX LP, 4.5%, 7/15/23 (n)	4,669,000	3,656,154
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	4,840,000	4,428,600
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	7,070,000	6,203,925
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	2,130,000	1,869,075
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25	3,370,000	2,898,200
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21	2,490,000	1,817,700
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22	1,365,000	859,950
Targa Resources Partners LP/Targa Resources Finance Corp., 5%, 1/15/18	1,390,000	1,297,913
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19	2,670,000	2,242,800
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/23	1,385,000	1,073,375

		$65,746,908
Network & Telecom - 1.6%
Centurylink, Inc., 6.45%, 6/15/21	$4,215,000	$4,107,012
Centurylink, Inc., 7.65%, 3/15/42	4,390,000	3,292,500
Frontier Communications Corp., 8.125%, 10/01/18	1,030,000	1,051,888
Frontier Communications Corp., 6.25%, 9/15/21	1,995,000	1,680,788

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
Frontier Communications Corp., 7.125%, 1/15/23	$2,325,000	$1,935,563
Frontier Communications Corp., 11%, 9/15/25 (n)	2,000,000	1,927,500
Frontier Communications Corp., 9%, 8/15/31	2,535,000	2,015,325
Telecom Italia Capital, 6%, 9/30/34	1,515,000	1,355,925
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)	4,255,000	4,148,625

		$21,515,126
Oil Services - 0.5%
Bristow Group, Inc., 6.25%, 10/15/22	$5,520,000	$3,795,000
Pacific Drilling S.A., 5.375%, 6/01/20 (n)	4,320,000	1,036,800
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)	2,655,000	1,659,375

		$6,491,175
Oils - 0.6%
CITGO Holding, Inc., 10.75%, 2/15/20 (n)	$2,330,000	$2,213,500
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)	5,470,000	5,237,525

		$7,451,025
Other Banks & Diversified Financials - 0.4%
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	$3,895,000	$4,940,145

Pharmaceuticals - 2.8%
Capsugel S.A., 7%, 5/15/19 (n)(p)	$1,910,000	$1,867,025
Endo Finance LLC/Endo Finco, Inc., 6%, 7/15/23 (n)	2,265,000	2,276,325
Endo Finance LLC/Endo Finco, Inc., 7.75%, 1/15/22 (n)	5,945,000	6,205,094
Endo Finance LLC/Endo Finco, Inc., 6%, 2/01/25 (n)	1,170,000	1,155,515
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)	3,440,000	3,285,200
Mallinckrodt International Finance S.A., 5.5%, 4/15/25 (n)	1,410,000	1,254,900
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)	7,435,000	7,323,475
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)	3,850,000	3,753,750
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/23 (n)	2,070,000	1,826,775
Vantage Point Imaging, 7.5%, 7/15/21 (n)	2,850,000	2,826,844
VRX Escrow Corp., 5.875%, 5/15/23 (n)	5,800,000	5,191,000

		$36,965,903
Precious Metals & Minerals - 0.6%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)	$3,865,000	$3,217,613
Eldorado Gold Corp., 6.125%, 12/15/20 (n)	5,635,000	4,719,313

		$7,936,926
Printing & Publishing - 1.4%
American Media, Inc., 13.5%, 6/15/18 (z)	$297,449	$293,359
Nielsen Finance LLC, 5%, 4/15/22 (n)	7,230,000	7,293,263

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Printing & Publishing - continued
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24	$2,685,000	$2,745,413
TEGNA, Inc., 5.125%, 7/15/20	1,645,000	1,702,575
TEGNA, Inc., 4.875%, 9/15/21 (n)	2,120,000	2,130,600
TEGNA, Inc., 6.375%, 10/15/23	3,430,000	3,618,650

		$17,783,860
Real Estate - Healthcare - 0.6%
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21	$3,435,000	$3,555,225
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22	3,810,000	3,867,150

		$7,422,375
Real Estate - Other - 0.9%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21	$6,825,000	$7,029,750
Felcor Lodging LP, REIT, 5.625%, 3/01/23	5,205,000	5,198,494

		$12,228,244
Retailers - 2.2%
Best Buy Co., Inc., 5.5%, 3/15/21	$5,055,000	$5,105,550
Bon Ton Stores, Inc., 8%, 6/15/21	867,000	333,795
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (n)	3,543,000	3,162,128
Family Tree Escrow LLC, 5.75%, 3/01/23 (n)	6,665,000	7,023,244
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)	5,460,000	4,095,000
Rite Aid Corp., 9.25%, 3/15/20	1,660,000	1,749,225
Rite Aid Corp., 6.75%, 6/15/21	1,490,000	1,575,675
Rite Aid Corp., 6.125%, 4/01/23 (n)	3,675,000	3,877,125
Sally Beauty Holdings, Inc., 5.625%, 12/01/25	1,400,000	1,445,500

		$28,367,242
Specialty Chemicals - 0.8%
Chemtura Corp., 5.75%, 7/15/21	$6,565,000	$6,515,763
Univar USA, Inc., 6.75%, 7/15/23 (n)	5,250,000	4,646,250

		$11,162,013
Specialty Stores - 1.2%
Argos Merger Sub, Inc., 7.125%, 3/15/23 (n)	$5,310,000	$5,349,825
Group 1 Automotive, Inc., 5%, 6/01/22	6,620,000	6,297,275
Michaels Stores, Inc., 5.875%, 12/15/20 (n)	4,530,000	4,665,900

		$16,313,000
Telecommunications - Wireless - 4.7%
Altice S.A., 7.75%, 5/15/22 (n)	$1,085,000	$1,011,763
Crown Castle International Corp., 5.25%, 1/15/23	4,270,000	4,547,550
Digicel Group Ltd., 8.25%, 9/30/20 (n)	2,860,000	2,313,383

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Digicel Group Ltd., 7.125%, 4/01/22 (n)	$2,189,000	$1,631,900
Digicel Group Ltd., 6.75%, 3/01/23 (n)	5,257,000	4,521,020
Sprint Capital Corp., 6.875%, 11/15/28	4,745,000	3,125,769
Sprint Corp., 7.875%, 9/15/23	6,310,000	4,495,875
Sprint Corp., 7.125%, 6/15/24	8,525,000	5,754,375
Sprint Corp., 7%, 8/15/20	950,000	698,250
Sprint Nextel Corp., 9%, 11/15/18 (n)	2,120,000	2,162,400
Sprint Nextel Corp., 6%, 11/15/22	3,950,000	2,656,375
T-Mobile USA, Inc., 6.125%, 1/15/22	565,000	574,888
T-Mobile USA, Inc., 6.5%, 1/15/24	2,280,000	2,302,800
T-Mobile USA, Inc., 6.464%, 4/28/19	1,760,000	1,815,000
T-Mobile USA, Inc., 6.25%, 4/01/21	7,105,000	7,229,338
T-Mobile USA, Inc., 6.633%, 4/28/21	3,350,000	3,463,063
T-Mobile USA, Inc., 6.5%, 1/15/26	3,610,000	3,610,000
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)	2,995,000	2,942,588
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)	6,555,000	6,231,314

		$61,087,651
Telephone Services - 0.5%
Level 3 Financing, Inc., 5.375%, 1/15/24 (n)	$1,890,000	$1,908,900
Level 3 Financing, Inc., 5.375%, 5/01/25	5,265,000	5,297,906

		$7,206,806
Transportation - Services - 1.4%
Jack Cooper Holdings Corp., 10.25%, 6/01/20 (n)	$4,585,000	$3,622,150
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)	3,479,000	2,765,805
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	3,945,000	1,420,200
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)	3,320,000	3,021,200
Stena AB, 7%, 2/01/24 (n)	6,510,000	4,947,600
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)	3,300,000	2,557,500
Ultrapetrol Bahamas Ltd., 8.875%, 6/15/21 (a)(d)	953,000	162,010

		$18,496,465
Utilities - Electric Power - 1.8%
Calpine Corp., 5.5%, 2/01/24	$4,015,000	$3,513,125
Covanta Holding Corp., 7.25%, 12/01/20	4,425,000	4,477,547
Covanta Holding Corp., 6.375%, 10/01/22	1,975,000	1,861,438
Covanta Holding Corp., 5.875%, 3/01/24	1,840,000	1,605,400
NRG Energy, Inc., 8.25%, 9/01/20	4,950,000	4,492,125
NRG Energy, Inc., 6.25%, 7/15/22	145,000	119,625
NRG Energy, Inc., 6.625%, 3/15/23	4,715,000	3,901,663
TerraForm Power Operating Co., 5.875%, 2/01/23 (n)	4,297,000	3,426,858

		$23,397,781
Total Bonds (Identified Cost, $1,354,592,896)		$1,184,151,970

22

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 3.4%
Issuer	Shares/Par	Value ($)
Aerospace - 0.2%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20	$3,496,214	$3,410,266

Building - 0.3%
ABC Supply Co., Inc., Term Loan B, 3.5%, 4/16/20	$3,705,464	$3,662,851

Cable TV - 0.2%
Cequel Communications LLC, Term Loan B, 3.81%, 2/14/19	$2,236,616	$2,190,685

Conglomerates - 0.2%
Entegris, Inc., Term Loan B, 3.5%, 4/30/21	$2,557,974	$2,535,592

Consumer Services - 0.2%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$2,733,894	$2,711,112

Containers - 0.2%
Berry Plastics, Term Loan E, 3.75%, 1/06/21	$2,402,817	$2,371,780

Electronics - 0.3%
Avago Technologies Ltd., Term Loan B, 3.75%, 5/06/21	$4,126,798	$4,104,443

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 3/31/20	$1,587,495	$1,231,102

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$1,478,784	$1,481,557

Gaming & Lodging - 0.2%
Hilton Worldwide, Term Loan B, 3.5%, 10/26/20	$3,000,168	$2,993,043

Medical & Health Technology & Services - 0.3%
Davita Healthcare, Term Loan B, 3.5%, 6/24/21	$3,688,222	$3,674,391

Printing & Publishing - 0.2%
CBS Outdoor, Term Loan, 3%, 1/31/21	$2,529,595	$2,494,813

Retailers - 0.1%
Rite Aid Corp., Term Loan, 4.87%, 6/21/21	$1,149,016	$1,146,503

Transportation - Services - 0.5%
Commercial Barge Line Co., Term Loan B, 9.75%, 11/12/20	$7,221,869	$6,319,135

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Utilities - Electric Power - 0.3%
Calpine Construction Finance Co., Term Loan B, 3%, 5/03/20	$4,641,983	$4,353,795
Total Floating Rate Loans (Identified Cost, $46,140,287)		$44,681,068

Common Stocks - 0.7%
Automotive - 0.0%
Accuride Corp. (a)	65,068	$54,722

Special Products & Services - 0.7%
iShares iBoxx $ High Yield Corporate Bond ETF	122,010	$9,672,953
Total Common Stocks (Identified Cost, $11,674,789)		$9,727,675

	Strike Price	First Exercise
Warrants - 0.0%
Medical & Health Technology & Services - 0.0%
HealthSouth Corp. (1 share for 1 warrant) (Identified Cost, $0) (a)	$41.40	1/04/16	3,594	$7,440

Money Market Funds - 3.4%
MFS Institutional Money Market Portfolio, 0.28%, at Cost and Net Asset Value (v)			43,971,779	$43,971,779
Total Investments (Identified Cost, $1,456,379,751)				$1,282,539,932

Other Assets, Less Liabilities - 2.1%				27,466,087
Net Assets - 100.0%				$1,310,006,019

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $481,872,892 representing 36.8% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Schaeffler Finance B.V., 6.875%, 8/15/18	$209,688	$—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	153,483	—
Total	$363,171	$—

24

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 6/15/18	12/28/10	$299,470	$293,359
CW Capital Cobalt Commercial Mortgage Trust, “F”, CDO, FRN, 0%, 4/26/50	4/12/06-1/28/16	657,150	7
CW Capital Cobalt Commercial Mortgage Trust, “G”, CDO, FRN, 0%, 4/26/50	4/12/06-1/28/16	2,054,697	21
Falcon Franchise Loan LLC, FRN, 44.017%, 1/05/25	1/29/03	18,850	57,658
Morgan Stanley Capital I, Inc., FRN, 1.405%, 4/28/39	7/20/04	262,549	21,757
Total Restricted Securities			$372,802
% of Net assets			0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/16

Forward Foreign Currency Exchange Contracts at 1/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Goldman Sachs International	2,488,013	4/15/16	$2,702,143	$2,700,697	$1,446

25

Portfolio of Investments – continued

Futures Contracts Outstanding at 1/31/2016

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	114	$14,771,906	March - 2016	$(360,783)

At January 31, 2016, the fund had cash collateral of $153,900 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with broker” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,412,407,972)	$1,238,568,153
Underlying affiliated funds, at cost and value	43,971,779
Total investments, at value (identified cost, $1,456,379,751)	$1,282,539,932
Cash	231,422
Deposits with broker	153,900
Receivables for
Forward foreign currency exchange contracts	1,446
Investments sold	11,471,683
Fund shares sold	986,253
Interest	24,837,859
Other assets	7,550
Total assets	$1,320,230,045
Liabilities
Payables for
Distributions	$262,054
Daily variation margin on open futures contracts	62,344
Investments purchased	5,568,664
Fund shares reacquired	3,636,606
Payable to affiliates
Investment adviser	66,789
Shareholder servicing costs	374,897
Distribution and service fees	17,356
Program manager fees	24
Payable for independent Trustees’ compensation	38,276
Accrued expenses and other liabilities	197,016
Total liabilities	$10,224,026
Net assets	$1,310,006,019
Net assets consist of
Paid-in capital	$1,639,877,216
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(174,199,184)
Accumulated net realized gain (loss) on investments and foreign currency	(155,188,197)
Accumulated distributions in excess of net investment income	(483,816)
Net assets	$1,310,006,019
Shares of beneficial interest outstanding	421,733,059

27

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$398,206,396	128,173,960	$3.11
Class B	20,419,910	6,564,077	3.11
Class C	57,442,249	18,435,166	3.12
Class I	49,917,161	16,093,476	3.10
Class R1	1,006,967	323,845	3.11
Class R2	2,618,410	842,471	3.11
Class R3	6,359,270	2,047,958	3.11
Class R4	299,858	96,535	3.11
Class R5	769,245,795	247,709,896	3.11
Class 529A	2,924,648	942,335	3.10
Class 529B	308,218	99,230	3.11
Class 529C	1,257,137	404,110	3.11

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.25 [100 / 95.75 x $3.11] and $3.24 [100 / 95.75 x $3.10], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$87,004,905
Dividends	489,450
Dividends from underlying affiliated funds	64,811
Total investment income	$87,559,166
Expenses
Management fee	$6,551,913
Distribution and service fees	2,083,233
Shareholder servicing costs	1,873,040
Program manager fees	5,059
Administrative services fee	232,163
Independent Trustees’ compensation	28,673
Custodian fee	187,097
Shareholder communications	94,654
Audit and tax fees	78,568
Legal fees	58,228
Miscellaneous	215,900
Total expenses	$11,408,528
Fees paid indirectly	(242)
Reduction of expenses by investment adviser and distributor	(139,567)
Net expenses	$11,268,719
Net investment income	$76,290,447
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(13,463,453)
Written options	55,039
Futures contracts	(308,094)
Foreign currency	438,789
Net realized gain (loss) on investments and foreign currency	$(13,277,719)
Change in unrealized appreciation (depreciation)
Investments	$(143,946,953)
Futures contracts	181,116
Translation of assets and liabilities in foreign currencies	(266,463)
Net unrealized gain (loss) on investments and foreign currency translation	$(144,032,300)
Net realized and unrealized gain (loss) on investments and foreign currency	$(157,310,019)
Change in net assets from operations	$(81,019,572)

See Notes to Financial Statements

29

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2016	2015
Change in net assets
From operations
Net investment income	$76,290,447	$75,929,994
Net realized gain (loss) on investments and foreign currency	(13,277,719)	14,945,943
Net unrealized gain (loss) on investments and foreign currency translation	(144,032,300)	(56,528,916)
Change in net assets from operations	$(81,019,572)	$34,347,021
Distributions declared to shareholders
From net investment income	$(80,164,041)	$(80,078,822)
Change in net assets from fund share transactions	$24,814,827	$142,655,611
Total change in net assets	$(136,368,786)	$96,923,810
Net assets
At beginning of period	1,446,374,805	1,349,450,995
At end of period (including accumulated distributions in excess of net investment income of $483,816 and $380,735, respectively)	$1,310,006,019	$1,446,374,805

See Notes to Financial Statements

30

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.44	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.20		$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.18	(0.07)
Total from investment operations	$(0.19)	$0.09	$0.20		$0.40	$0.16
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.20)	$(0.21)		$(0.23)	$(0.24)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61	$3.44
Total return (%) (r)(s)(t)(x)	(5.87)	2.45	5.71		12.05	4.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.95	0.93		0.93	0.93
Expenses after expense reductions (f)	0.94	0.93	0.92		0.93	0.92
Net investment income	5.20	5.25	5.64		6.39	6.76
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$398,206	$452,587	$457,198		$504,600	$462,232

See Notes to Financial Statements

31

Financial Highlights – continued

Class B	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.44	$3.53
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.16	$0.17		$0.20	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.18	(0.09)
Total from investment operations	$(0.22)	$0.06	$0.17		$0.38	$0.12
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.18)		$(0.21)	$(0.21)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61	$3.44
Total return (%) (r)(s)(t)(x)	(6.57)	1.68	4.93		11.22	3.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.70	1.68		1.67	1.67
Expenses after expense reductions (f)	1.69	1.69	1.68		1.67	1.67
Net investment income	4.44	4.49	4.86		5.59	5.99
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$20,420	$27,034	$31,175		$31,656	$25,983

Class C	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.50	$3.61	$3.62		$3.45	$3.53
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.16	$0.17		$0.20	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.18	(0.08)
Total from investment operations	$(0.22)	$0.06	$0.17		$0.38	$0.13
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.18)		$(0.21)	$(0.21)
Net asset value, end of period (x)	$3.12	$3.50	$3.61		$3.62	$3.45
Total return (%) (r)(s)(t)(x)	(6.55)	1.69	4.93		11.21	4.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.69	1.68		1.67	1.67
Expenses after expense reductions (f)	1.69	1.69	1.68		1.67	1.67
Net investment income	4.42	4.48	4.86		5.61	5.99
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$57,442	$69,162	$76,490		$81,710	$75,309

See Notes to Financial Statements

32

Financial Highlights – continued

Class I	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.48	$3.59	$3.60		$3.44	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.19	$0.21		$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)	(0.09)	(0.00	)(w)	0.16	(0.07)
Total from investment operations	$(0.19)	$0.10	$0.21		$0.40	$0.17
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.21)	$(0.22)		$(0.24)	$(0.25)
Net asset value, end of period (x)	$3.10	$3.48	$3.59		$3.60	$3.44
Total return (%) (r)(s)(x)	(5.66)	2.70	5.98		12.02	5.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.69	0.68		0.67	0.68
Expenses after expense reductions (f)	0.69	0.69	0.68		0.67	0.68
Net investment income	5.43	5.44	5.88		6.86	7.02
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$49,917	$95,887	$67,027		$70,506	$448,607

Class R1	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.44	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.16	$0.17		$0.20	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.18	(0.08)
Total from investment operations	$(0.22)	$0.06	$0.17		$0.38	$0.13
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.18)		$(0.21)	$(0.21)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61	$3.44
Total return (%) (r)(s)(x)	(6.58)	1.68	4.93		11.22	4.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.70	1.68		1.68	1.67
Expenses after expense reductions (f)	1.70	1.69	1.68		1.68	1.67
Net investment income	4.44	4.47	4.87		5.65	6.01
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$1,007	$1,317	$1,199		$1,137	$1,201

See Notes to Financial Statements

33

Financial Highlights – continued

Class R2	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.44	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.18	$0.19		$0.22	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.17	(0.07)
Total from investment operations	$(0.20)	$0.08	$0.19		$0.39	$0.15
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.20)		$(0.22)	$(0.23)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61	$3.44
Total return (%) (r)(s)(x)	(6.11)	2.19	5.45		11.77	4.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.20	1.18		1.18	1.18
Expenses after expense reductions (f)	1.20	1.19	1.18		1.18	1.17
Net investment income	4.94	5.00	5.38		6.18	6.52
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$2,618	$3,036	$3,469		$4,103	$5,639

Class R3	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.44	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.20		$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.18	(0.07)
Total from investment operations	$(0.19)	$0.09	$0.20		$0.40	$0.16
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.20)	$(0.21)		$(0.23)	$(0.24)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61	$3.44
Total return (%) (r)(s)(x)	(5.87)	2.45	5.71		12.05	4.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.95	0.93		0.93	0.93
Expenses after expense reductions (f)	0.95	0.94	0.93		0.93	0.93
Net investment income	5.20	5.26	5.63		6.39	6.78
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$6,359	$6,755	$8,046		$8,183	$7,376
See Notes to Financial Statements

34

Financial Highlights – continued

Class R4	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.44	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20	$0.21		$0.23	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)	(0.10)	(0.00	)(w)	0.18	(0.07)
Total from investment operations	$(0.19)	$0.10	$0.21		$0.41	$0.17
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.21)	$(0.22)		$(0.24)	$(0.25)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61	$3.44
Total return (%) (r)(s)(x)	(5.63)	2.71	5.98		12.33	5.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.70	0.68		0.68	0.68
Expenses after expense reductions (f)	0.70	0.69	0.68		0.68	0.67
Net investment income	5.44	5.47	5.86		6.65	7.02
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$300	$571	$464		$302	$331

Class R5	Years ended 1/31				Period ended 2013 (i)
	2016	2015	2014
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.41
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20	$0.21		$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.21
Total from investment operations	$(0.18)	$0.10	$0.21		$0.36
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.22)		$(0.16)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(x)	(5.55)	2.79	6.06		10.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.62	0.61		0.63	(a)
Expenses after expense reductions (f)	0.61	0.61	0.61		0.63	(a)
Net investment income	5.54	5.57	5.93		6.37	(a)
Portfolio turnover	36	43	46		38
Net assets at end of period (000 omitted)	$769,246	$784,830	$699,123		$516,399

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529A	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.43	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.20		$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)	(0.10)	(0.00	)(w)	0.19	(0.08)
Total from investment operations	$(0.21)	$0.09	$0.20		$0.41	$0.15
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.21)		$(0.23)	$(0.24)
Net asset value, end of period (x)	$3.10	$3.49	$3.60		$3.61	$3.43
Total return (%) (r)(s)(t)(x)	(6.20)	2.41	5.69		12.33	4.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.03		1.03	1.03
Expenses after expense reductions (f)	0.98	0.98	0.96		0.98	1.00
Net investment income	5.16	5.21	5.60		6.31	6.71
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$2,925	$3,270	$3,164		$2,748	$1,719

Class 529B	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.44	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.16	$0.17		$0.20	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.17	(0.07)
Total from investment operations	$(0.22)	$0.06	$0.17		$0.37	$0.13
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.18)		$(0.20)	$(0.21)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61	$3.44
Total return (%) (r)(s)(t)(x)	(6.63)	1.63	4.87		11.17	3.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.80	1.78		1.78	1.78
Expenses after expense reductions (f)	1.75	1.74	1.73		1.73	1.75
Net investment income	4.40	4.45	4.83		5.60	5.95
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$308	$334	$337		$375	$362

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529C	Years ended 1/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$3.49	$3.60	$3.61		$3.44	$3.52
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.16	$0.17		$0.20	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	(0.10)	(0.00	)(w)	0.17	(0.07)
Total from investment operations	$(0.22)	$0.06	$0.17		$0.37	$0.13
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.18)		$(0.20)	$(0.21)
Net asset value, end of period (x)	$3.11	$3.49	$3.60		$3.61	$3.44
Total return (%) (r)(s)(t)(x)	(6.62)	1.63	4.88		11.17	3.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.79	1.78		1.77	1.77
Expenses after expense reductions (f)	1.75	1.74	1.73		1.72	1.74
Net investment income	4.38	4.43	4.81		5.56	5.94
Portfolio turnover	36	43	46		38	60
Net assets at end of period (000 omitted)	$1,257	$1,593	$1,758		$1,311	$1,060

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to

38

Notes to Financial Statements – continued

which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is

39

Notes to Financial Statements – continued

principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$9,735,115	$—	$—	$9,735,115
U.S. Corporate Bonds	—	1,006,292,894	—	1,006,292,894
Commercial Mortgage-Backed Securities	—	383,536	—	383,536
Asset-Backed Securities (including CDOs)	—	28	—	28
Foreign Bonds	—	177,475,512	—	177,475,512
Floating Rate Loans	—	44,681,068	—	44,681,068
Mutual Funds	43,971,779	—	—	43,971,779
Total Investments	$53,706,894	$1,228,833,038	$—	$1,282,539,932

Other Financial Instruments
Futures Contracts	$(360,783)	$—	$—	$(360,783)
Forward Foreign Currency Exchange Contracts	—	1,446	—	1,446

For further information regarding security characteristics, see the Portfolio of Investments.

40

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(360,783)
Foreign Exchange	Forward Foreign Currency Exchange	1,446	—
Total		$1,446	$(360,783)

(a)	The value of futures contracts includes cumulative depreciation as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Written Options	Foreign Currency
Interest Rate	$(308,094)	$—	$—
Foreign Exchange	—	—	445,226
Equity	—	55,039	—
Total	$(308,094)	$55,039	$445,226

41

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$181,116	$—
Foreign Exchange	—	(271,748)
Total	$181,116	$(271,748)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

42

Notes to Financial Statements – continued

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended January 31, 2016:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	860	55,039
Options expired	(860)	(55,039)
Outstanding, end of period	—	$—

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

43

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

44

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

45

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal year is as follows:

	1/31/16	1/31/15
Ordinary income (including any short-term capital gains)	$80,164,041	$80,078,822

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/16
Cost of investments	$1,463,787,988
Gross appreciation	6,176,901
Gross depreciation	(187,424,957)
Net unrealized appreciation (depreciation)	$(181,248,056)
Undistributed ordinary income	6,296,552
Capital loss carryforwards	(148,140,743)
Other temporary differences	(6,778,950)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/17	$(82,988,636)
1/31/18	(46,635,154)
Total	$(129,623,790)

Post-enactment losses which are characterized as follows:
Short-Term	$(6,841,825)
Long-Term	(11,675,128)
Total	$(18,516,953)

46

Notes to Financial Statements – continued

The availability of $24,285,300 of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Floating Rate High Income Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/16	Year ended 1/31/15
Class A	$24,166,073	$25,663,339
Class B	1,152,591	1,436,375
Class C	3,125,471	3,557,473
Class I	4,572,774	4,239,647
Class R1	53,732	62,227
Class R2	146,288	172,561
Class R3	372,178	401,921
Class R4	30,800	31,095
Class R5	46,283,882	44,229,586
Class 529A	173,599	185,256
Class 529B	15,392	16,328
Class 529C	71,261	83,014
Total	$80,164,041	$80,078,822

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

The investment adviser has agreed in writing to reduce its management fee to 0.42% of average daily net assets in excess of $3 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2017. For the year ended January 31, 2016, the fund’s average daily net assets did not exceed $3 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed

47

Notes to Financial Statements – continued

thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2016, this management fee reduction amounted to $100,577, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $78,055 and $546 for the year ended January 31, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,106,268
Class B	0.75%	0.25%	1.00%	1.00%	244,423
Class C	0.75%	0.25%	1.00%	1.00%	663,495
Class R1	0.75%	0.25%	1.00%	1.00%	11,408
Class R2	0.25%	0.25%	0.50%	0.50%	14,024
Class R3	—	0.25%	0.25%	0.25%	17,020
Class 529A	—	0.25%	0.25%	0.23%	7,996
Class 529B	0.75%	0.25%	1.00%	1.00%	3,302
Class 529C	0.75%	0.25%	1.00%	1.00%	15,297
Total Distribution and Service Fees					$2,083,233

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2016, this rebate amounted to $35,415, $260, $300, $485, and $1 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in

48

Notes to Financial Statements – continued

the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2016, were as follows:

Amount
Class A	$7,530
Class B	55,763
Class C	5,795
Class 529B	43
Class 529C	59

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on May 31, 2017, unless MFD elects to extend the waiver. For the year ended January 31, 2016, this waiver amounted to $2,529 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended January 31, 2016, were as follows:

	Fee	Waiver
Class 529A	$3,199	$1,599
Class 529B	330	165
Class 529C	1,530	765
Total Program Manager Fees and Waivers	$5,059	$2,529

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2016, the fee was $221,074, which equated to 0.0155% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended January 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $669,484.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the

49

Notes to Financial Statements – continued

benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended January 31, 2016, these costs for the fund amounted to $982,482 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,637 and the Retirement Deferral plan resulted in a net decrease in expense of $1,167. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $38,262 at January 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2016, the fee paid by the fund under this agreement was $4,444 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

50

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2016, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $520,035,337 and $479,635,502, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/16		Year ended 1/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	30,364,004	$103,414,541	29,604,469	$105,999,664
Class B	816,890	2,780,574	1,036,181	3,737,113
Class C	3,133,817	10,702,426	3,233,066	11,652,249
Class I	23,023,278	78,615,770	33,132,981	117,478,895
Class R1	84,022	286,914	119,524	431,220
Class R2	171,821	575,098	136,262	490,440
Class R3	193,429	658,875	274,689	988,039
Class R4	33,277	115,223	42,331	153,729
Class R5	15,089,767	50,094,036	24,849,471	89,048,046
Class 529A	243,216	811,992	170,588	612,258
Class 529B	8,041	27,365	9,672	34,797
Class 529C	68,857	240,846	69,887	251,517
	73,230,419	$248,323,660	92,679,121	$330,877,967

Shares issued to shareholders in reinvestment of distributions
Class A	6,471,379	$21,876,784	6,293,561	$22,620,581
Class B	310,853	1,053,240	357,121	1,286,189
Class C	808,335	2,742,183	827,628	2,985,357
Class I	1,262,575	4,290,921	1,069,676	3,837,979
Class R1	15,816	53,608	17,279	62,169
Class R2	41,688	141,111	46,648	167,866
Class R3	110,264	372,176	111,776	401,908
Class R4	9,040	30,799	8,661	31,095
Class R5	13,656,269	46,086,682	12,314,456	44,229,586
Class 529A	50,964	172,202	51,353	184,486
Class 529B	4,556	15,387	4,532	16,292
Class 529C	20,795	70,496	22,903	82,479
	22,762,534	$76,905,589	21,125,594	$75,905,987

51

Notes to Financial Statements – continued

	Year ended 1/31/16		Year ended 1/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(38,427,371)	$(130,209,088)	(33,233,097)	$(118,695,288)
Class B	(2,302,852)	(7,804,017)	(2,306,375)	(8,275,956)
Class C	(5,273,538)	(17,771,984)	(5,485,311)	(19,748,105)
Class I	(35,746,162)	(120,581,473)	(25,315,559)	(89,505,098)
Class R1	(153,128)	(529,105)	(92,444)	(332,626)
Class R2	(241,018)	(827,014)	(276,708)	(998,308)
Class R3	(193,225)	(644,305)	(686,457)	(2,476,665)
Class R4	(109,423)	(364,116)	(16,262)	(58,597)
Class R5	(6,132,328)	(20,200,136)	(6,470,093)	(22,969,466)
Class 529A	(289,986)	(973,735)	(163,857)	(582,800)
Class 529B	(9,229)	(31,138)	(12,134)	(43,725)
Class 529C	(141,619)	(478,311)	(124,646)	(441,709)
	(89,019,879)	$(300,414,422)	(74,182,943)	$(264,128,343)

Net change
Class A	(1,591,988)	$(4,917,763)	2,664,933	$9,924,957
Class B	(1,175,109)	(3,970,203)	(913,073)	(3,252,654)
Class C	(1,331,386)	(4,327,375)	(1,424,617)	(5,110,499)
Class I	(11,460,309)	(37,674,782)	8,887,098	31,811,776
Class R1	(53,290)	(188,583)	44,359	160,763
Class R2	(27,509)	(110,805)	(93,798)	(340,002)
Class R3	110,468	386,746	(299,992)	(1,086,718)
Class R4	(67,106)	(218,094)	34,730	126,227
Class R5	22,613,708	75,980,582	30,693,834	110,308,166
Class 529A	4,194	10,459	58,084	213,944
Class 529B	3,368	11,614	2,070	7,364
Class 529C	(51,967)	(166,969)	(31,856)	(107,713)
	6,973,074	$24,814,827	39,621,772	$142,655,611

The fund is one of several mutual funds in which certain of the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime Income Fund were the owners of record of approximately 23%, 19%, 11%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the

52

Notes to Financial Statements – continued

average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2016, the fund’s commitment fee and interest expense were $4,862 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	32,644,694	385,148,828	(373,821,743)	43,971,779

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$64,811	$43,971,779

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $6,084,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2016

54

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

58

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

59

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

60

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

61

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

62

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2016

MFS® HIGH YIELD POOLED PORTFOLIO

HYP-ANN

MFS® HIGH YIELD POOLED PORTFOLIO

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Market volatility remains elevated amid signs of slowing global growth and continued weakness in the price of oil and other commodities. Chinese markets remain skittish following a series of policy missteps and currency depreciations, which have contributed to large capital outflows.

A lower-for-longer interest rate environment is likely for the foreseeable future given accommodative global central bank policies. The Bank of Japan has adopted a negative interest rate policy while the European Central Bank has signaled plans for additional monetary stimulus later this year. Meanwhile, expectations for further monetary policy tightening from the U.S. Federal Reserve have been reduced in the face of more challenging financial conditions.

The U.S. manufacturing sector is suffering the effects of a strong U.S. dollar and falling global demand. There is some reason for optimism, however, as U.S. labor markets continue to improve while auto and home sales remain upbeat.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	6.7%
Medical & Health Technology & Services	6.2%
Midstream	5.1%
Telecommunications-Wireless	4.8%
Containers	4.4%

Composition including fixed income credit quality (a)(i)
BBB	2.8%
BB	38.2%
B	42.8%
CCC	12.5%
D	0.1%
Not Rated	(0.9)%
Non-Fixed Income	0.7%
Cash & Cash Equivalents	2.9%
Other	0.9%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	5.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 1/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2016, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of –5.23%, at net asset value. This compares with a return of –6.58% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle toward the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy, bolster sentiment and stabilize its currency.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Credit quality in US Bonds, particularly in high-yield bonds (“CCC” rated (r)), was a primary contributor to performance relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Bond selection within the industrials sector also benefited relative results. In particular, the fund’s long credit position in issues from casinos owner and operator CCM Merger and pharmaceutical firm Endo Finance strengthened relative results.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, was a primary factor that detracted from relative results.

4

Management Review – continued

Credit quality in US bonds, particularly a greater exposure to “B” rated securities, was another area of relative weakness.

The fund’s greater exposure to the utility sector also held back relative performance as this market segment performed poorly over the reporting period.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/16

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 1/31/16

Average annual without sales charge

Fund inception date	1-yr	Life (t)
3/25/13	(5.23)%	1.04%
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	(6.58)%	0.26%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2015 through January 31, 2016

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2015 through January 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/15	Ending Account Value 1/31/16	Expenses Paid During Period (p) 8/01/15-1/31/16
Actual	0.02%	$1,000.00	$931.70	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 91.3%
Issuer	Shares/Par	Value ($)
Aerospace - 1.7%
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/21	$7,220,000	$7,328,261
Bombardier, Inc., 6.125%, 1/15/23 (n)	4,160,000	2,849,600
Bombardier, Inc., 7.5%, 3/15/25 (n)	2,655,000	1,825,313
CPI International, Inc., 8.75%, 2/15/18	5,895,000	5,747,625
TransDigm, Inc., 6%, 7/15/22	875,000	857,500
TransDigm, Inc., 6.5%, 7/15/24	4,315,000	4,217,913

		$22,826,212
Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 6.375%, 12/15/20	$2,250,000	$2,334,645
PVH Corp., 4.5%, 12/15/22	3,740,000	3,627,800

		$5,962,445
Automotive - 2.5%
Accuride Corp., 9.5%, 8/01/18	$6,190,000	$4,828,200
Goodyear Tire & Rubber Co., 6.5%, 3/01/21	6,790,000	7,129,500
Goodyear Tire & Rubber Co., 7%, 5/15/22	1,110,000	1,187,145
Lear Corp., 4.75%, 1/15/23	4,230,000	4,272,300
Lear Corp., 5.25%, 1/15/25	3,145,000	3,266,869
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)	2,905,000	2,984,888
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)	2,175,000	2,175,000
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)	2,525,000	2,632,313
ZF North America Capital, Inc., 4.5%, 4/29/22 (n)	3,825,000	3,686,344
ZF North America Capital, Inc., 4.75%, 4/29/25 (n)	2,215,000	2,076,563

		$34,239,122
Broadcasting - 2.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)	$4,465,000	$4,777,550
AMC Networks, Inc., 7.75%, 7/15/21	4,715,000	4,997,900
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22	745,000	663,050
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22	3,490,000	3,232,613
iHeartMedia, Inc., 9%, 3/01/21	6,128,000	3,983,200
Liberty Media Corp., 8.5%, 7/15/29	2,790,000	2,783,025
Liberty Media Corp., 8.25%, 2/01/30	1,215,000	1,202,850
Netflix, Inc., 5.375%, 2/01/21	3,335,000	3,585,125
Netflix, Inc., 5.875%, 2/15/25 (n)	2,335,000	2,407,969
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	5,005,000	5,017,513
Tribune Media Co., 5.875%, 7/15/22 (n)	3,355,000	3,346,613

		$35,997,408

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - 3.1%
Allegion PLC, 5.875%, 9/15/23	$1,145,000	$1,182,213
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	7,640,000	7,945,600
Beacon Roofing Supply, Inc., 6.375%, 10/01/23 (n)	3,580,000	3,691,875
Building Materials Corp. of America, 5.375%, 11/15/24 (n)	2,895,000	2,851,575
Building Materials Corp. of America, 6%, 10/15/25 (n)	3,770,000	3,845,400
Cimpor Financial Operations B.V., 5.75%, 7/17/24	1,071,000	658,665
Gibraltar Industries, Inc., 6.25%, 2/01/21	4,675,000	4,686,688
HD Supply, Inc., 7.5%, 7/15/20	5,785,000	6,016,400
Headwaters, Inc., 7.25%, 1/15/19	3,040,000	3,100,800
PriSo Acquisition Corp., 9%, 5/15/23 (n)	3,455,000	3,213,150
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/23	4,275,000	4,125,375

		$41,317,741
Business Services - 1.5%
Equinix, Inc., 4.875%, 4/01/20	$3,450,000	$3,579,375
Equinix, Inc., 5.375%, 1/01/22	2,265,000	2,355,600
Equinix, Inc., 5.375%, 4/01/23	2,605,000	2,696,175
Iron Mountain, Inc., REIT, 6%, 10/01/20 (n)	2,080,000	2,215,200
Iron Mountain, Inc., REIT, 6%, 8/15/23	5,400,000	5,616,000
NeuStar, Inc., 4.5%, 1/15/23	5,390,000	4,419,800

		$20,882,150
Cable TV - 6.4%
Altice Financing S.A., 6.625%, 2/15/23 (n)	$6,955,000	$6,833,288
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20	705,000	733,200
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	7,010,000	7,312,271
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/23 (n)	4,385,000	4,385,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	5,925,000	6,095,344
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/25 (n)	1,325,000	1,311,750
Cequel Communications Holdings, 6.375%, 9/15/20 (n)	5,575,000	5,386,844
DISH DBS Corp., 6.75%, 6/01/21	3,960,000	4,039,200
DISH DBS Corp., 5%, 3/15/23	2,750,000	2,392,500
DISH DBS Corp., 5.875%, 11/15/24	1,190,000	1,060,588
Intelsat Jackson Holdings S.A., 7.25%, 4/01/19	2,850,000	2,586,375
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22	5,565,000	3,603,338
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23	5,045,000	4,023,388
Intelsat Luxembourg S.A., 8.125%, 6/01/23	5,835,000	2,406,938
LGE Holdco VI B.V., 7.125%, 5/15/24 (n)	1,895,000	2,207,023
Lynx I Corp., 5.375%, 4/15/21 (n)	1,251,000	1,279,148
Lynx II Corp., 6.375%, 4/15/23 (n)	2,530,000	2,593,250
Neptune Finco Corp., 10.875%, 10/15/25 (n)	3,165,000	3,346,988

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	$860,000	$872,900
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	395,000	411,788
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)	2,495,000	2,445,100
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)	2,740,000	2,870,150
SIRIUS XM Radio, Inc., 5.375%, 4/15/25 (n)	2,570,000	2,582,850
Unitymedia Hessen, 5.5%, 1/15/23 (n)	4,480,000	4,684,198
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)	2,960,000	3,004,992
Virgin Media Finance PLC, 5.75%, 1/15/25 (n)	1,230,000	1,217,700
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (n)	3,860,000	3,821,400
Ziggo Bond Finance B.V., 5.875%, 1/15/25 (n)	2,750,000	2,523,125

		$86,030,636
Chemicals - 2.2%
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)	$4,210,000	$4,417,848
GCP Applied Technologies Co., 9.5%, 2/01/23 (n)	2,195,000	2,321,213
Hexion U.S. Finance Corp., 6.625%, 4/15/20	2,280,000	1,767,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18	2,915,000	1,982,200
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)	3,590,000	3,585,513
Momentive Performance Materials, Inc., 3.88%, 10/24/21	2,220,000	1,492,950
The Chemours Co., 6.625%, 5/15/23 (n)	3,790,000	2,321,375
Tronox Finance LLC, 6.375%, 8/15/20	6,240,000	3,853,200
Tronox Finance LLC, 7.5%, 3/15/22 (n)	5,010,000	3,018,525
W.R. Grace & Co., 5.125%, 10/01/21 (n)	5,590,000	5,617,950

		$30,377,774
Computer Software - 0.4%
Syniverse Holdings, Inc., 9.125%, 1/15/19	$1,150,000	$437,000
VeriSign, Inc., 4.625%, 5/01/23	5,340,000	5,233,200

		$5,670,200
Computer Software - Systems - 0.8%
CDW LLC/CDW Finance Corp., 6%, 8/15/22	$1,710,000	$1,797,638
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24	2,640,000	2,747,237
Sabre GLBL, Inc., 5.375%, 4/15/23 (n)	6,230,000	6,261,150

		$10,806,025
Conglomerates - 2.6%
Accudyne Industries Borrower S.C.A., 7.75%, 12/15/20 (n)	$2,995,000	$2,051,575
Amsted Industries Co., 5%, 3/15/22 (n)	6,730,000	6,662,700
BC Mountain LLC, 7%, 2/01/21 (n)	6,390,000	4,632,750
EnerSys, 5%, 4/30/23 (n)	7,470,000	7,357,950
Enpro Industries, Inc., 5.875%, 9/15/22	5,560,000	5,407,100
Entegris, Inc., 6%, 4/01/22 (n)	4,685,000	4,755,275

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - continued
Renaissance Acquisition, 6.875%, 8/15/21 (n)	$5,775,000	$4,244,625

		$35,111,975
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21	$2,120,000	$392,200
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (a)(d)(n)	1,723,000	318,755

		$710,955
Consumer Products - 1.1%
Alphabet Holding Co., Inc., 7.75%, 11/01/17	$655,000	$640,263
Elizabeth Arden, Inc., 7.375%, 3/15/21	2,245,000	1,492,925
Prestige Brands, Inc., 8.125%, 2/01/20	2,165,000	2,246,188
Prestige Brands, Inc., 5.375%, 12/15/21 (n)	3,800,000	3,705,000
Spectrum Brands, Inc., 6.375%, 11/15/20	3,940,000	4,156,700
Spectrum Brands, Inc., 6.125%, 12/15/24 (n)	1,065,000	1,107,600
Spectrum Brands, Inc., 5.75%, 7/15/25 (n)	2,185,000	2,239,625

		$15,588,301
Consumer Services - 2.5%
ADT Corp., 6.25%, 10/15/21	$8,050,000	$8,351,875
ADT Corp., 4.125%, 6/15/23	1,360,000	1,251,200
CEB, Inc., 5.625%, 6/15/23 (n)	4,055,000	4,055,000
Garda World Security Corp., 7.25%, 11/15/21 (n)	3,660,000	2,854,800
Garda World Security Corp., 7.25%, 11/15/21 (n)	2,330,000	1,817,400
Interval Acquisition Corp., 5.625%, 4/15/23 (n)	8,300,000	8,258,500
Monitronics International, Inc., 9.125%, 4/01/20	4,800,000	3,852,000
Service Corp. International, 5.375%, 5/15/24	3,235,000	3,421,013

		$33,861,788
Containers - 4.1%
Ardagh Packaging Finance PLC, 7%, 11/15/20 (n)	$317,647	$300,971
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	5,380,000	5,413,625
Ball Corp., 5%, 3/15/22	3,365,000	3,482,775
Berry Plastics Group, Inc., 5.5%, 5/15/22	6,035,000	6,019,913
Berry Plastics Group, Inc., 6%, 10/15/22 (n)	1,545,000	1,575,900
Crown American LLC, 4.5%, 1/15/23	6,918,000	6,848,820
Multi-Color Corp., 6.125%, 12/01/22 (n)	4,950,000	4,912,875
Plastipak Holdings, Inc., 6.5%, 10/01/21 (n)	4,302,000	4,119,165
Reynolds Group, 9.875%, 8/15/19	598,000	584,545
Reynolds Group, 5.75%, 10/15/20	2,550,000	2,553,188
Reynolds Group, 8.25%, 2/15/21	7,985,000	7,446,013
Sealed Air Corp., 4.875%, 12/01/22 (n)	4,940,000	4,973,938
Sealed Air Corp., 5.125%, 12/01/24 (n)	2,215,000	2,215,000
Signode Industrial Group, 6.375%, 5/01/22 (n)	6,615,000	5,490,450

		$55,937,178

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electrical Equipment - 0.0%
Avaya, Inc., 10.5%, 3/01/21 (n)	$2,350,000	$587,500

Electronics - 1.7%
Advanced Micro Devices, Inc., 6.75%, 3/01/19	$3,655,000	$2,494,538
Advanced Micro Devices, Inc., 7%, 7/01/24	2,250,000	1,395,000
Micron Technology, Inc., 5.875%, 2/15/22	3,730,000	3,319,700
Micron Technology, Inc., 5.5%, 2/01/25	3,515,000	2,776,850
NXP B.V., 5.75%, 2/15/21 (n)	1,645,000	1,702,575
NXP B.V., 5.75%, 3/15/23 (n)	5,390,000	5,501,142
Sensata Technologies B.V., 5.625%, 11/01/24 (n)	3,185,000	3,248,700
Sensata Technologies B.V., 5%, 10/01/25 (n)	2,270,000	2,184,875

		$22,623,380
Energy - Independent - 3.4%
Baytex Energy Corp., 5.625%, 6/01/24 (n)	$2,275,000	$1,319,500
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	4,265,000	1,674,013
Bonanza Creek Energy, Inc., 5.75%, 2/01/23	1,305,000	469,800
Chaparral Energy, Inc., 7.625%, 11/15/22	6,970,000	1,324,300
Chesapeake Energy Corp., 5.75%, 3/15/23	6,545,000	1,799,875
Concho Resources, Inc., 6.5%, 1/15/22	3,440,000	3,216,400
Concho Resources, Inc., 5.5%, 4/01/23	6,430,000	5,831,946
EP Energy LLC, 9.375%, 5/01/20	5,725,000	2,433,125
EP Energy LLC, 7.75%, 9/01/22	5,050,000	1,767,500
Halcon Resources Corp., 8.875%, 5/15/21	5,475,000	793,875
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	2,670,000	400,500
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21	5,394,000	647,280
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	2,320,000	261,046
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)	3,857,000	2,757,755
Oasis Petroleum, Inc., 6.875%, 3/15/22	5,005,000	2,902,900
QEP Resources, Inc., 5.25%, 5/01/23	8,165,000	5,552,200
RSP Permian, Inc., 6.625%, 10/01/22	4,410,000	3,924,900
Sanchez Energy Corp., 6.125%, 1/15/23	7,155,000	2,862,000
SM Energy Co., 6.5%, 11/15/21	4,550,000	2,649,010
SM Energy Co., 6.125%, 11/15/22	3,620,000	2,081,500
WPX Energy, Inc., 6%, 1/15/22	2,925,000	1,696,500

		$46,365,925
Entertainment - 1.8%
Carmike Cinemas, Inc., 6%, 6/15/23 (n)	$2,180,000	$2,259,025
Cedar Fair LP, 5.25%, 3/15/21	5,965,000	6,114,125
Cedar Fair LP, 5.375%, 6/01/24	1,420,000	1,427,100
Cinemark USA, Inc., 5.125%, 12/15/22	2,445,000	2,457,225
Cinemark USA, Inc., 4.875%, 6/01/23	3,010,000	2,957,325
NCL Corp. Ltd., 5.25%, 11/15/19 (n)	4,105,000	4,125,525

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Entertainment - continued
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	$4,915,000	$5,004,945

		$24,345,270
Financial Institutions - 5.1%
Aircastle Ltd., 4.625%, 12/15/18	$3,340,000	$3,369,225
Aircastle Ltd., 5.125%, 3/15/21	2,295,000	2,266,313
Aircastle Ltd., 5.5%, 2/15/22	2,620,000	2,606,900
CIT Group, Inc., 5.25%, 3/15/18	5,335,000	5,511,695
CIT Group, Inc., 6.625%, 4/01/18 (n)	4,776,000	5,048,232
CIT Group, Inc., 5.5%, 2/15/19 (n)	5,607,000	5,789,228
CIT Group, Inc., 5%, 8/15/22	1,885,000	1,906,253
Credit Acceptance Co., 7.375%, 3/15/23 (n)	2,930,000	2,834,775
Icahn Enterprises LP, 6%, 8/01/20	3,910,000	3,670,122
Icahn Enterprises LP, 5.875%, 2/01/22	6,850,000	6,122,188
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18	4,045,000	3,903,425
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20	7,005,000	6,672,263
Navient Corp., 8%, 3/25/20	7,300,000	7,190,500
Navient Corp., 5.875%, 3/25/21	1,975,000	1,708,375
Navient Corp., 7.25%, 1/25/22	5,685,000	5,059,650
Navient Corp., 6.125%, 3/25/24	2,795,000	2,295,394
PHH Corp., 6.375%, 8/15/21	3,470,000	3,010,225

		$68,964,763
Food & Beverages - 0.9%
Darling Ingredients, Inc., 5.375%, 1/15/22	$4,230,000	$4,145,400
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/24 (n)	1,240,000	1,283,400
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)	6,335,000	6,430,025

		$11,858,825
Forest & Paper Products - 0.2%
Appvion, Inc., 9%, 6/01/20 (n)	$4,245,000	$1,379,625
Tembec Industries, Inc., 9%, 12/15/19 (n)	2,760,000	1,745,700

		$3,125,325
Gaming & Lodging - 3.5%
CCM Merger, Inc., 9.125%, 5/01/19 (n)	$4,878,000	$5,024,340
Eldorado Resorts, Inc., 7%, 8/01/23 (n)	1,515,000	1,492,275
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	4,770,000	4,567,275
Greektown Holdings LLC, 8.875%, 3/15/19 (n)	5,100,000	5,023,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	6,575,000	6,772,250
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	1,110,000	1,171,050
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	5,520,000	5,644,200

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
MGM Resorts International, 6.625%, 12/15/21	$4,865,000	$4,998,788
MGM Resorts International, 6%, 3/15/23	5,340,000	5,323,313
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21	6,105,000	6,181,313
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/23	1,395,000	1,389,769

		$47,588,073
Industrial - 1.3%
Anixter, Inc., 5.125%, 10/01/21	$3,975,000	$3,875,625
Dematic S.A., 7.75%, 12/15/20 (n)	7,305,000	7,213,688
Howard Hughes Corp., 6.875%, 10/01/21 (n)	5,885,000	5,885,000

		$16,974,313
Insurance - Health - 0.3%
Centene Escrow Corp., 5.625%, 2/15/21 (n)	$2,105,000	$2,141,838
Centene Escrow Corp., 6.125%, 2/15/24 (n)	2,105,000	2,162,888

		$4,304,726
Machinery & Tools - 1.5%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)	$4,700,000	$4,523,750
CNH Industrial Capital LLC, 4.375%, 11/06/20	5,390,000	5,120,500
H&E Equipment Services Co., 7%, 9/01/22	5,800,000	5,307,000
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)	5,015,000	3,009,000
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)	3,930,000	1,739,025

		$19,699,275
Major Banks - 2.0%
Bank of America Corp., FRN, 6.1%, 12/31/49	$13,320,000	$13,542,444
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/31/49	7,240,000	7,226,425
Royal Bank of Scotland Group PLC, 7.5% to 8/10/20, FRN to 12/31/49	6,020,000	6,125,350

		$26,894,219
Medical & Health Technology & Services - 5.9%
CHS/Community Health Systems, Inc., 6.875%, 2/01/22	$9,445,000	$8,547,725
Davita Healthcare Partners, Inc., 5%, 5/01/25	5,210,000	5,125,338
Davita, Inc., 5.125%, 7/15/24	3,100,000	3,117,438
HCA, Inc., 4.25%, 10/15/19	5,320,000	5,453,000
HCA, Inc., 7.5%, 2/15/22	7,040,000	7,814,400
HCA, Inc., 5.875%, 3/15/22	5,160,000	5,534,100
HCA, Inc., 5%, 3/15/24	2,340,000	2,369,250
HCA, Inc., 5.375%, 2/01/25	3,500,000	3,539,375
HCA, Inc., 5.875%, 2/15/26	3,270,000	3,335,400
HealthSouth Corp., 5.125%, 3/15/23	5,730,000	5,558,100
HealthSouth Corp., 5.75%, 11/01/24 (n)	3,470,000	3,425,202

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
LifePoint Hospitals, Inc., 5.5%, 12/01/21	$2,850,000	$2,892,750
TeamHealth, Inc., 7.25%, 12/15/23 (n)	895,000	935,275
Tenet Healthcare Corp., 8%, 8/01/20	9,080,000	9,102,700
Tenet Healthcare Corp., 4.5%, 4/01/21	2,610,000	2,557,800
Tenet Healthcare Corp., 8.125%, 4/01/22	3,015,000	3,022,538
Tenet Healthcare Corp., 6.75%, 6/15/23	3,275,000	3,029,375
Universal Health Services, Inc., 7.625%, 8/15/20	4,290,000	3,775,200

		$79,134,966
Medical Equipment - 1.3%
Alere, Inc., 6.375%, 7/01/23 (n)	$4,410,000	$4,167,450
DJO Finco, Inc., 8.125%, 6/15/21 (n)	4,115,000	3,456,600
Hologic, Inc., 5.25%, 7/15/22 (n)	5,190,000	5,371,650
Teleflex, Inc., 5.25%, 6/15/24	4,750,000	4,750,000

		$17,745,700
Metals & Mining - 2.7%
Century Aluminum Co., 7.5%, 6/01/21 (n)	$4,715,000	$3,076,538
Commercial Metals Co., 4.875%, 5/15/23	4,263,000	3,543,619
Consol Energy, Inc., 5.875%, 4/15/22	4,225,000	2,730,406
Consol Energy, Inc., 8%, 4/01/23	4,265,000	2,857,550
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)	6,352,000	2,953,680
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)	2,005,000	902,250
GrafTech International Co., 6.375%, 11/15/20	5,185,000	2,955,450
Hudbay Minerals, Inc., 9.5%, 10/01/20	5,195,000	3,194,925
Lundin Mining Corp., 7.5%, 11/01/20 (n)	2,750,000	2,337,500
Lundin Mining Corp., 7.875%, 11/01/22 (n)	1,735,000	1,401,013
Steel Dynamics, Inc., 5.125%, 10/01/21	1,725,000	1,608,563
Steel Dynamics, Inc., 5.25%, 4/15/23	970,000	880,275
Steel Dynamics, Inc., 5.5%, 10/01/24	2,725,000	2,459,313
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	3,605,000	2,045,838
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	1,650,000	936,375
Suncoke Energy, Inc., 7.625%, 8/01/19	472,000	449,580
TMS International Corp., 7.625%, 10/15/21 (n)	3,595,000	2,777,138

		$37,110,013
Midstream - 5.1%
AmeriGas Finance LLC, 6.75%, 5/20/20	$7,080,000	$7,009,200
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)	3,845,000	2,874,138
Crestwood Midstream Partners LP, 6%, 12/15/20	2,690,000	1,704,788
Crestwood Midstream Partners LP, 6.125%, 3/01/22	2,930,000	1,765,325

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Energy Transfer Equity LP, 7.5%, 10/15/20	$8,350,000	$7,348,000
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21	2,080,000	1,640,600
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	6,820,000	5,370,750
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/32	10,697,000	10,042,857
MPLX LP, 5.5%, 2/15/23 (n)	3,370,000	2,800,537
MPLX LP, 4.5%, 7/15/23 (n)	4,924,000	3,855,837
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	5,880,000	5,380,200
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	7,800,000	6,844,500
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,705,000	1,496,138
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25	3,104,000	2,669,440
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21	2,135,000	1,558,550
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22	2,140,000	1,348,200
Targa Resources Partners LP/Targa Resources Finance Corp., 5%, 1/15/18	1,680,000	1,568,700
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19	2,555,000	2,146,200
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/23	1,305,000	1,011,375

		$68,435,335
Network & Telecom - 1.7%
Centurylink, Inc., 6.45%, 6/15/21	$4,305,000	$4,194,706
Centurylink, Inc., 7.65%, 3/15/42	4,835,000	3,626,250
Frontier Communications Corp., 8.125%, 10/01/18	1,270,000	1,296,988
Frontier Communications Corp., 6.25%, 9/15/21	1,590,000	1,339,575
Frontier Communications Corp., 7.125%, 1/15/23	2,740,000	2,281,050
Frontier Communications Corp., 11%, 9/15/25 (n)	2,105,000	2,028,694
Frontier Communications Corp., 9%, 8/15/31	2,815,000	2,237,925
Telecom Italia Capital, 6%, 9/30/34	2,180,000	1,951,100
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)	3,865,000	3,768,375

		$22,724,663
Oil Services - 0.5%
Bristow Group, Inc., 6.25%, 10/15/22	$5,768,000	$3,965,500
Pacific Drilling S.A., 5.375%, 6/01/20 (n)	4,250,000	1,020,000
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)	2,425,000	1,515,625

		$6,501,125
Oils - 0.6%
CITGO Holding, Inc., 10.75%, 2/15/20 (n)	$2,615,000	$2,484,250
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)	5,445,000	5,213,588

		$7,697,838

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.4%
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 12/31/49 (n)	$3,873,000	$4,912,242

Pharmaceuticals - 2.9%
Capsugel S.A., 7%, 5/15/19 (n)(p)	$1,955,000	$1,911,013
Endo Finance LLC/Endo Finco, Inc., 6%, 7/15/23 (n)	3,235,000	3,251,175
Endo Finance LLC/Endo Finco, Inc., 7.75%, 1/15/22 (n)	5,835,000	6,090,281
Endo Finance LLC/Endo Finco, Inc., 6%, 2/01/25 (n)	1,280,000	1,264,154
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)	3,400,000	3,247,000
Mallinckrodt International Finance S.A., 5.5%, 4/15/25 (n)	1,370,000	1,219,300
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)	7,040,000	6,934,400
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)	4,075,000	3,973,125
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/23 (n)	2,720,000	2,400,400
Vantage Point Imaging, 7.5%, 7/15/21 (n)	3,230,000	3,203,756
VRX Escrow Corp., 5.875%, 5/15/23 (n)	6,560,000	5,871,200

		$39,365,804
Precious Metals & Minerals - 0.6%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)	$3,585,000	$2,984,513
Eldorado Gold Corp., 6.125%, 12/15/20 (n)	5,515,000	4,618,813

		$7,603,326
Printing & Publishing - 1.4%
American Media, Inc., 13.5%, 6/15/18 (z)	$338,724	$334,067
Nielsen Finance LLC, 5%, 4/15/22 (n)	8,015,000	8,085,131
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24	2,590,000	2,648,275
TEGNA, Inc., 5.125%, 7/15/20	1,415,000	1,464,525
TEGNA, Inc., 4.875%, 9/15/21 (n)	1,900,000	1,909,500
TEGNA, Inc., 6.375%, 10/15/23	3,900,000	4,114,500

		$18,555,998
Real Estate - Healthcare - 0.6%
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21	$3,275,000	$3,389,625
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22	4,390,000	4,455,850

		$7,845,475
Real Estate - Other - 0.9%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21	$7,260,000	$7,477,800
Felcor Lodging LP, REIT, 5.625%, 3/01/23	5,115,000	5,108,606

		$12,586,406
Retailers - 2.1%
Best Buy Co., Inc., 5.5%, 3/15/21	$4,815,000	$4,863,150
Bon Ton Stores, Inc., 8%, 6/15/21	835,000	321,475

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (n)	$3,763,000	$3,358,478
Family Tree Escrow LLC, 5.75%, 3/01/23 (n)	6,865,000	7,233,994
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)	5,870,000	4,402,500
Rite Aid Corp., 9.25%, 3/15/20	1,400,000	1,475,250
Rite Aid Corp., 6.75%, 6/15/21	1,380,000	1,459,350
Rite Aid Corp., 6.125%, 4/01/23 (n)	4,245,000	4,478,475
Sally Beauty Holdings, Inc., 5.625%, 12/01/25	1,395,000	1,440,338

		$29,033,010
Specialty Chemicals - 0.9%
Chemtura Corp., 5.75%, 7/15/21	$6,615,000	$6,565,388
Univar USA, Inc., 6.75%, 7/15/23 (n)	5,705,000	5,048,925

		$11,614,313
Specialty Stores - 1.3%
Argos Merger Sub, Inc., 7.125%, 3/15/23 (n)	$5,385,000	$5,425,388
Group 1 Automotive, Inc., 5%, 6/01/22	7,030,000	6,687,288
Michaels Stores, Inc., 5.875%, 12/15/20 (n)	4,705,000	4,846,150

		$16,958,826
Telecommunications - Wireless - 4.7%
Altice S.A., 7.75%, 5/15/22 (n)	$1,120,000	$1,044,400
Crown Castle International Corp., 5.25%, 1/15/23	4,465,000	4,755,225
Digicel Group Ltd., 8.25%, 9/30/20 (n)	2,600,000	2,103,075
Digicel Group Ltd., 7.125%, 4/01/22 (n)	2,231,000	1,663,211
Digicel Group Ltd., 6.75%, 3/01/23 (n)	6,053,000	5,205,580
Sprint Capital Corp., 6.875%, 11/15/28	3,690,000	2,430,788
Sprint Corp., 7.875%, 9/15/23	6,605,000	4,706,063
Sprint Corp., 7.125%, 6/15/24	10,250,000	6,918,750
Sprint Corp., 7%, 8/15/20	925,000	679,875
Sprint Nextel Corp., 9%, 11/15/18 (n)	1,745,000	1,779,900
Sprint Nextel Corp., 6%, 11/15/22	4,585,000	3,083,413
T-Mobile USA, Inc., 6.125%, 1/15/22	475,000	483,313
T-Mobile USA, Inc., 6.5%, 1/15/24	3,035,000	3,065,350
T-Mobile USA, Inc., 6.464%, 4/28/19	1,465,000	1,510,781
T-Mobile USA, Inc., 6.25%, 4/01/21	9,000,000	9,157,500
T-Mobile USA, Inc., 6.633%, 4/28/21	1,890,000	1,953,788
T-Mobile USA, Inc., 6.5%, 1/15/26	3,600,000	3,600,000
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)	2,505,000	2,461,163
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)	7,745,000	7,362,552

		$63,964,727

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/24 (n)	$1,900,000	$1,919,000
Level 3 Financing, Inc., 5.375%, 5/01/25	6,000,000	6,037,500

		$7,956,500
Transportation - Services - 1.4%
Jack Cooper Holdings Corp., 10.25%, 6/01/20 (n)	$5,010,000	$3,957,900
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)	3,487,000	2,772,165
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	4,175,000	1,503,000
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)	3,600,000	3,276,000
Stena AB, 7%, 2/01/24 (n)	7,225,000	5,491,000
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)	3,185,000	2,468,375
Ultrapetrol Bahamas Ltd., 8.875%, 6/15/21 (a)(d)	786,000	133,620

		$19,602,060
Utilities - Electric Power - 1.9%
Calpine Corp., 5.5%, 2/01/24	$4,885,000	$4,274,375
Covanta Holding Corp., 7.25%, 12/01/20	4,290,000	4,340,944
Covanta Holding Corp., 6.375%, 10/01/22	2,185,000	2,059,363
Covanta Holding Corp., 5.875%, 3/01/24	2,475,000	2,159,438
NRG Energy, Inc., 8.25%, 9/01/20	5,025,000	4,560,188
NRG Energy, Inc., 6.25%, 7/15/22	430,000	354,750
NRG Energy, Inc., 6.625%, 3/15/23	4,945,000	4,091,988
TerraForm Power Operating Co., 5.875%, 2/01/23 (n)	4,267,000	3,402,933

		$25,243,979
Total Bonds (Identified Cost, $1,393,093,900)		$1,233,243,810

Floating Rate Loans (g)(r) - 3.2%
Aerospace - 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20	$3,669,832	$3,579,616

Building - 0.2%
ABC Supply Co., Inc., Term Loan B, 3.5%, 4/16/20	$3,365,087	$3,326,389

Cable TV - 0.2%
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/19	$2,740,232	$2,683,958

Conglomerates - 0.2%
Entegris, Inc., Term Loan B, 3.5%, 4/30/21	$2,775,185	$2,750,902

Consumer Services - 0.1%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$2,139,458	$2,121,630

Containers - 0.2%
Berry Plastics, Term Loan E, 3.75%, 1/06/21	$2,874,742	$2,837,609

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Electronics - 0.3%
Avago Technologies Ltd., Term Loan B, 3.75%, 5/06/21	$3,788,376	$3,767,854

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 3/31/20	$1,400,533	$1,086,113

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$1,055,676	$1,057,655

Gaming & Lodging - 0.2%
Hilton Worldwide, Term Loan B, 3.5%, 10/25/20	$2,836,642	$2,829,905

Medical & Health Technology & Services - 0.3%
Davita Healthcare, Term Loan B, 3.5%, 6/24/21	$3,923,118	$3,908,407

Printing & Publishing - 0.2%
CBS Outdoor, Term Loan, 3%, 1/31/21	$2,917,085	$2,876,975

Retailers - 0.1%
Rite Aid Corp., Term Loan, 4.87%, 6/21/21	$937,940	$935,888

Transportation - Services - 0.4%
Commercial Barge Line Co., Term Loan B, 9.75%, 11/12/20	$7,087,325	$6,201,409

Utilities - Electric Power - 0.3%
Calpine Construction Finance Co., Term Loan B, 3%, 5/03/20	$3,948,525	$3,703,389
Total Floating Rate Loans (Identified Cost, $44,960,941)		$43,667,699

Common Stocks - 0.7%
Automotive - 0.0%
Accuride Corp. (a)	48,891	$41,117

Special Products & Services - 0.7%
iShares iBoxx $ High Yield Corporate Bond ETF	120,500	$9,553,240
Total Common Stocks (Identified Cost, $10,968,981)		$9,594,357

Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 0.28%, at Cost and Net Asset Value (v)	34,778,255	$34,778,255
Total Investments (Identified Cost, $1,483,802,077)		$1,321,284,121

Other Assets, Less Liabilities - 2.2%		29,382,137
Net Assets - 100.0%		$1,350,666,258

21

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $500,809,451, representing 37.1% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Schaeffler Finance B.V., 6.875%, 8/15/18	$177,566	$—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	165,265	—
Total	$342,831	$—

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 6/15/18	12/22/10-12/28/10	$341,025	$334,067
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

22

Portfolio of Investments – continued

Derivative Contracts at 1/31/16

Forward Foreign Currency Exchange Contracts at 1/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Goldman Sachs International	2,033,642	4/15/16	$2,208,812	$2,207,485	$1,327

Futures Contracts at 1/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	91	$11,791,609	March - 2016	($287,993)

At January 31, 2016, the fund had cash collateral of $122,850 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,449,023,822)	$1,286,505,866
Underlying affiliated funds, at cost and value	34,778,255
Total investments, at value (identified cost, $1,483,802,077)	$1,321,284,121
Cash	268,705
Deposits with brokers	122,850
Receivables for
Forward foreign currency exchange contracts	1,327
Investments sold	10,879,225
Fund shares sold	38,684
Interest and dividends	25,916,432
Other assets	7,769
Total assets	$1,358,519,113
Liabilities
Payables for
Distributions	$410
Daily variation margin on open futures contracts	49,766
Investments purchased	5,773,663
Fund shares reacquired	1,901,689
Payable to affiliates
Administrator	192
Shareholder servicing costs	11
Accrued expenses and other liabilities	127,124
Total liabilities	$7,852,855
Net assets	$1,350,666,258
Net assets consist of
Paid-in capital	$1,536,334,937
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(162,804,646)
Accumulated net realized gain (loss) on investments and foreign currency	(22,160,646)
Accumulated distributions in excess of net investment income	(703,387)
Net assets	$1,350,666,258
Shares of beneficial interest outstanding	160,582,837
Net asset value per share (net assets of $1,350,666,258 / 160,582,837 shares of beneficial interest outstanding)	$8.41

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$86,296,899
Dividends	541,655
Dividends from underlying affiliated funds	63,242
Total investment income	$86,901,796
Expenses
Shareholder servicing costs	46
Administrative services fee	17,500
Custodian fee	155,206
Shareholder communications	7,593
Audit and tax fees	41,410
Legal fees	12,372
Pricing service fees	17,654
Registration fees	18,742
Miscellaneous	26,849
Total expenses	$297,372
Fees paid indirectly	(218)
Net expenses	$297,154
Net investment income	$86,604,642
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(13,793,810)
Written options	53,759
Futures contracts	(245,935)
Foreign currency	252,608
Net realized gain (loss) on investments and foreign currency	$(13,733,378)
Change in unrealized appreciation (depreciation)
Investments	$(147,729,711)
Futures contracts	144,576
Translation of assets and liabilities in foreign currencies	(147,626)
Net unrealized gain (loss) on investments and foreign currency translation	$(147,732,761)
Net realized and unrealized gain (loss) on investments and foreign currency	$(161,466,139)
Change in net assets from operations	$(74,861,497)

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2016	2015
Change in net assets
From operations
Net investment income	$86,604,642	$70,322,027
Net realized gain (loss) on investments and foreign currency	(13,733,378)	11,928,307
Net unrealized gain (loss) on investments and foreign currency translation	(147,732,761)	(45,449,886)
Change in net assets from operations	$(74,861,497)	$36,800,448
Distributions declared to shareholders
From net investment income	$(89,680,774)	$(72,674,007)
From net realized gain on investments	(996,862)	(9,130,455)
Total distributions declared to shareholders	$(90,677,636)	$(81,804,462)
Change in net assets from fund share transactions	$178,673,761	$268,826,805
Total change in net assets	$13,134,628	$223,822,791
Net assets
At beginning of period	1,337,531,630	1,113,708,839
At end of period (including accumulated distributions in excess of net investment income of $703,387 and $572,054, respectively)	$1,350,666,258	$1,337,531,630

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 1/31		Period ended 1/31/14 (c)
	2016	2015
Net asset value, beginning of period	$9.47	$9.85	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.61	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(1.03)	(0.29)	(0.04)
Total from investment operations	$(0.46)	$0.32	$0.51
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.63)	$(0.59)
From net realized gain on investments	(0.01)	(0.07)	(0.07)
Total distributions declared to shareholders	$(0.60)	$(0.70)	$(0.66)
Net asset value, end of period (x)	$8.41	$9.47	$9.85
Total return (%) (r)(s)(x)	(5.23)	3.28	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.03	0.02	(a)
Expenses after expense reductions (f)	0.02	0.03	0.02	(a)
Net investment income	6.19	6.18	6.54	(a)
Portfolio turnover	33	43	42	(n)
Net assets at end of period (000 omitted)	$1,350,666	$1,337,532	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between

28

Notes to Financial Statements – continued

the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if

29

Notes to Financial Statements – continued

the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$9,594,357	$—	$—	$9,594,357
U.S. Corporate Bonds	—	1,046,463,596	—	1,046,463,596
Foreign Bonds	—	186,780,214	—	186,780,214
Floating Rate Loans	—	43,667,699	—	43,667,699
Mutual Funds	34,778,255	—	—	34,778,255
Total Investments	$44,372,612	$1,276,911,509	$—	$1,321,284,121

Other Financial Instruments
Futures Contracts	$(287,993)	$—	$—	$(287,993)
Forward Foreign Currency Exchange Contracts	—	1,327	—	1,327

For further information regarding security characteristics, see the Portfolio of Investments.

30

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(287,993)
Foreign Exchange	Forward Foreign Currency Exchange	1,327	—
Total		$1,327	$(287,993)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Written Options	Foreign Currency
Interest Rate	$(245,935)	$—	$—
Foreign Exchange	—	—	257,916
Equity	—	53,759	—
Total	$(245,935)	$53,759	$257,916

31

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$144,576	$—
Foreign Exchange	—	(151,958)
Total	$144,576	$(151,958)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

32

Notes to Financial Statements – continued

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended January 31, 2016:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	840	53,759
Options expired	(840)	(53,759)
Outstanding, end of period	—	$—

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the

33

Notes to Financial Statements – continued

exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

34

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

35

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/16	1/31/15
Ordinary income (including any short-term capital gains)	$90,677,636	$74,460,101
Long-term capital gains	—	7,344,361
Total distributions	$90,677,636	$81,804,462

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/16
Cost of investments	$1,490,637,891
Gross appreciation	5,840,449
Gross depreciation	(175,194,219)
Net unrealized appreciation (depreciation)	$(169,353,770)
Undistributed ordinary income	7,257,274
Capital loss carryforwards	(15,612,825)
Other temporary differences	(7,959,358)

As of January 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(9,428,846)
Long-Term	(6,183,979)
Total	$(15,612,825)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2016, these costs amounted to $46. The fund may also pay shareholder servicing related costs to non-related parties.

36

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.0013% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2016, the fee paid by the fund under this agreement was $4,337 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $614,618,686 and $434,717,396, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/16		Year ended 1/31/15
	Shares	Amount	Shares	Amount
Shares sold	33,576,052	$307,119,857	35,605,372	$343,405,971
Shares issued to shareholders in reinvestment of distributions	9,908,700	90,676,904	8,373,274	81,804,462
Shares reacquired	(24,098,828)	(219,123,000)	(15,868,117)	(156,383,628)
Net change	19,385,924	$178,673,761	28,110,529	$268,826,805

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, the MFS Strategic Income Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 71%, 21%, 7%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2016, the fund’s commitment fee and interest expense were $4,702 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	42,212,532	427,452,249	(434,886,526)	34,778,255

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$63,242	$34,778,255

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Pooled Portfolio (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Pooled Portfolio as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2016

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

44

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

46

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2016

MFS® MUNICIPAL HIGH INCOME FUND

MMH-ANN

MFS® MUNICIPAL HIGH INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Market volatility remains elevated amid signs of slowing global growth and continued weakness in the price of oil and other commodities. Chinese markets remain skittish following a series of policy missteps and currency depreciations, which have contributed to large capital outflows.

A lower-for-longer interest rate environment is likely for the foreseeable future given accommodative global central bank policies. The Bank of Japan has adopted a negative interest rate policy while the European Central Bank has signaled plans for additional monetary stimulus later this year. Meanwhile, expectations for further monetary policy tightening from the U.S. Federal Reserve have been reduced in the face of more challenging financial conditions.

The U.S. manufacturing sector is suffering the effects of a strong U.S. dollar and falling global demand. There is some reason for optimism, however, as U.S. labor markets continue to improve while auto and home sales remain upbeat.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

March 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Long Term Care	13.6%
Healthcare Revenue – Hospitals	13.2%
Tobacco	8.7%
Universities – Colleges	7.6%
Universities – Secondary Schools	6.6%
Miscellaneous Revenue – Other	5.0%
Industrial Revenue – Airlines	4.6%
General Obligations – General Purpose	3.6%
Tax Assessment	3.4%
Water & Sewer Utility Revenue	2.8%

Composition including fixed income credit quality (a)(i)
AAA	1.7%
AA	8.6%
A	19.5%
BBB	26.0%
BB	10.5%
B	11.6%
C	1.0%
D	0.5%
Not Rated	20.3%
Cash & Cash Equivalents	1.4%
Other	(1.1)%

Portfolio facts (i)
Average Duration (d)	7.8
Average Effective Maturity (m)	18.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Other may be negative due to offsets to derivative positions and/or offsets to the leverage created through the issuance of self-deposited inverse floaters.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters.

Percentages are based on net assets as of 1/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2016, Class A shares of the MFS Municipal High Income Fund (“fund”) provided a total return of 3.86%, at net asset value. This compares with a return of 2.71% for the fund’s benchmark, the Barclays Municipal Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle toward the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank (“ECB”) and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy, bolster sentiment and stabilize its currency.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

According to data from the Fed, the 10-Year US Treasury yield finished the fiscal year ended January 2016 at 1.94%; a 26 basis point increase over the prior fiscal year ended January 2015. However, US Treasuries experienced significant volatility during the reporting period, as yields remained below 2% early in 2015 amid declining oil prices, lower inflation and Quantitative Easing implementation by the ECB. Subsequently, 10-Year US Treasury yields rebounded to as high as 2.49% in June 2015 as oil prices rose, payroll growth remained steady and the market started to anticipate the first Fed step toward normalizing policy. In December, however, the Fed raised the Federal Funds rate for the first time since 2006 and, as a result, concerns about weaker global growth, especially out of China and other emerging markets, and further declines in oil prices, caused 10-Year US Treasury yields to subsequently decline.

Municipal bonds produced positive returns for the 12-months ended January 31, 2016, as measured by the Barclays Municipal Bond Index, and generally outperformed other

Management Review – continued

fixed income asset classes. Municipal bond performance benefited from limited new issuance and continued strong demand for municipal bonds from investors who appeared to have viewed the asset class as a safe haven and somewhat insulated from global macro events such as slower growth in China and the steep decline in commodity prices.

While Puerto Rico made headlines during the summer of 2015 by indicating that it could not service its outstanding debt, the municipal market generally shrugged off the news. However, markets appeared to have remained concerned about underfunded public employee pension systems, and other benefits promised to public employees, and the political difficulties in enacting reform. Nowhere had these challenges appeared more acute than in Illinois and Chicago, where burgeoning budget deficits attracted increased market and rating agency attention. This demonstrated that the market was differentiating between those issuers who had taken steps toward fiscal sustainability and those with ongoing budget and pension challenges.

Generally, fundamentals remained sound for the majority of municipal issuers. Tax-equivalent yields seemed attractive relative to overall credit quality, but should be weighed against the longer duration nature of municipal bonds in an environment of interest rate uncertainty.

Contributors to Performance

Relative to the Barclays Municipal Bond Index, strong security selection in the health care and tobacco sectors benefited relative returns.

The fund’s greater exposure to “BB” and “B” (r) rated securities also contributed to relative performance, as bonds within these credit quality segments outperformed the benchmark during the reporting period.

Additionally, a longer relative duration (d) stance, especially within “AA” and “B” rated securities also supported relative performance. Selection within bonds issued by the states of Ohio, New Jersey and Florida was another source of relative strength.

Detractors from Performance

The portfolio’s shorter relative duration (d) stance, especially within “AAA” rated securities detracted from relative performance.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	3.86%	8.01%	5.15%	N/A
B	9/07/93	3.06%	7.19%	4.34%	N/A
C	9/25/98	2.83%	6.96%	4.10%	N/A
I	6/01/11	3.86%	N/A	N/A	7.65%
Comparative benchmark
Barclays Municipal Bond Index (f)		2.71%	5.75%	4.81%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.56)%	7.07%	4.69%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.92)%	6.88%	4.34%	N/A
C With CDSC (1% for 12 months) (v)		1.83%	6.96%	4.10%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2015 through January 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2015 through January 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/15	Ending Account Value 1/31/16	Expenses Paid During Period (p) 8/01/15-1/31/16
A	Actual	0.66%	$1,000.00	$1,044.20	$3.40
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
B	Actual	1.44%	$1,000.00	$1,041.38	$7.41
	Hypothetical (h)	1.44%	$1,000.00	$1,017.95	$7.32
C	Actual	1.66%	$1,000.00	$1,040.22	$8.54
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
I	Actual	0.66%	$1,000.00	$1,045.48	$3.40
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 98.5%
Issuer	Shares/Par	Value ($)
Alabama - 1.2%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 12/01/36	$1,900,000	$1,918,924
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/30	1,630,000	1,655,575
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/35	1,685,000	1,719,745
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/45	2,445,000	2,479,988
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/50	2,565,000	2,632,331
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.25%, 2/01/23	1,400,000	1,510,040
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/29	4,790,000	5,201,940
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/36	1,000,000	1,089,490
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/28	1,700,000	1,712,682
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/43	1,560,000	1,566,037
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/25	65,000	45,638
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/26	805,000	534,657
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/29	1,130,000	610,279
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/34	1,620,000	609,655
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/35	3,080,000	1,085,146
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/16	860,000	882,480
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/17	1,165,000	1,232,558
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/18	1,210,000	1,311,374
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/21	1,360,000	1,516,998

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/23	$1,995,000	$2,241,981
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/39	1,670,000	1,828,867
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/33	6,750,000	7,810,830
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/35	1,635,000	1,821,112

		$43,018,327
Alaska - 0.2%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/30	$875,000	$981,785
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/31	1,270,000	1,420,660
Koyukuk, AK, Tanana Chiefs Conference, Healthcare Facilities Project, 7.75%, 10/01/41	3,315,000	3,791,631

		$6,194,076
Arizona - 1.8%
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/43	$3,150,000	$3,420,396
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/40	1,790,000	2,100,655
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.), “A”, 5%, 6/01/35	4,700,000	5,286,748
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/35	700,000	738,717
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/35	2,035,000	2,145,948
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/45	3,015,000	3,113,259
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/46	1,735,000	1,791,127
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/35	1,430,000	1,456,855
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/45	1,570,000	1,553,232
Phoenix, AZ, Industrial Development Authority Education Rev. (Choice Academies, Inc. Project), 5.625%, 9/01/42	2,205,000	2,335,977
Phoenix, AZ, Industrial Development Authority Education Rev. (Eagle College Prep Project), 5%, 7/01/33	855,000	882,437

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Rev. (Eagle College Prep Project), 5%, 7/01/43	$1,715,000	$1,743,177
Phoenix, AZ, Industrial Development Authority Education Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/34	6,355,000	6,703,063
Phoenix, AZ, Industrial Development Authority Education Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/44	3,970,000	4,104,940
Phoenix, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/34	1,970,000	2,220,032
Phoenix, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/44	3,155,000	3,566,444
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/34	4,545,000	4,589,541
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/41	4,785,000	4,847,061
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 5.25%, 10/01/40	4,755,000	5,278,193
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/32	2,940,000	3,547,610
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/42	1,675,000	1,827,509
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/46	1,275,000	1,388,883

		$64,641,804
Arkansas - 0.4%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/35	$365,000	$413,611
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/33	540,000	615,530
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/46	6,455,000	1,811,919
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/39	9,510,000	10,818,481
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/42	1,360,000	1,541,424

		$15,200,965
California - 8.9%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/41	$4,000,000	$4,580,200
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/39	7,550,000	2,845,746
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 7/01/18 (n)	1,105,000	1,099,906

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/31	$2,060,000	$1,330,348
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/32	2,095,000	1,311,072
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/33	4,185,000	2,528,159
California Educational Facilities Authority Rev., 5%, 2/01/26 (Prerefunded 2/01/17)	900,000	941,328
California Educational Facilities Authority Rev., 5%, 2/01/26	2,690,000	2,771,588
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 10/01/38	2,320,000	2,561,976
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/36	1,000,000	1,026,500
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/39	2,765,000	3,175,520
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2/01/30	2,560,000	2,601,984
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/23	8,080,000	8,291,130
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.8%, 8/01/36	740,000	740,821
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/33	12,730,000	13,505,894
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/34	1,135,000	1,675,839
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	5,110,000	7,358,042
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/28	1,915,000	2,072,719
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/35	475,000	531,349
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/32	1,585,000	1,668,498
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/40	900,000	1,031,373
California Municipal Finance Authority, Solid Waste Rev. (Republic Services, Inc. Project), 0.45%, 9/01/21 (Put Date 4/01/16)	15,000,000	15,000,000
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/40	3,500,000	3,754,765
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/45	4,080,000	4,456,380
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/45	2,975,000	3,049,256

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/30	$3,380,000	$3,949,091
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/33	10,830,000	12,846,438
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/24	730,000	754,791
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/25	760,000	782,253
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/30	435,000	466,385
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/45	1,150,000	1,196,414
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/24	425,000	451,342
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/34	575,000	616,716
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/44	545,000	586,720
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/49	620,000	670,536
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 4.125%, 7/01/24	450,000	481,883
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/44	430,000	463,329
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/38 (a)(d)	100,980	757
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/44	760,000	784,981
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/49	945,000	973,378
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/39	2,985,000	3,314,305
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/23	540,000	584,059
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 11/01/27	1,385,000	1,441,286
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/33	1,600,000	1,769,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.375%, 11/01/43	$1,335,000	$1,482,931
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/38	2,500,000	2,959,400
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/31	440,000	535,858
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/33	2,910,000	2,992,091
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/42	1,545,000	1,700,659
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/23	615,000	652,490
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/33	780,000	812,994
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/43	1,315,000	1,363,721
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/34	3,400,000	3,785,934
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/44	6,155,000	6,656,079
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/34	1,000,000	1,169,550
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/44	2,400,000	2,767,632
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/21	1,540,000	1,560,451
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/20	1,040,000	1,051,055
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/20	2,650,000	2,670,008
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 11/15/29	1,400,000	1,642,172
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 11/15/41	560,000	653,262
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/40	2,125,000	2,306,475
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 5.625%, 10/01/32	1,000,000	1,074,130

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/42	$1,000,000	$1,084,360
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 5/15/38	3,000,000	3,413,160
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6%, 7/01/30	1,990,000	2,180,344
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.375%, 7/01/45	2,340,000	2,403,320
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/46	7,630,000	8,318,913
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 5/01/29	2,610,000	2,653,848
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/34	1,940,000	2,243,901
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/36	1,305,000	1,577,053
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/37	1,385,000	1,667,235
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/41	3,000,000	3,558,480
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/30	4,785,000	2,963,685
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/31	4,280,000	2,528,282
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/32	3,010,000	1,703,148
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	13,270,000	12,672,983
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/23	1,185,000	1,272,500
Hartnell , CA, Community College District (Monterey and San Benito Counties), Election of 2002 General Obligation, Capital Appreciation, “D”, 0%, 8/01/39 (Prerefunded 8/01/19)	10,355,000	2,310,201
Hollister, CA, (Community Development Project), BAM, 5%, 10/01/29	1,480,000	1,761,733
Hollister, CA, (Community Development Project), BAM, 5%, 10/01/31	1,675,000	1,976,701
Imperial, CA, Irrigation District Electric Rev., “C”, 5%, 11/01/37	2,000,000	2,405,940
Imperial, CA, Irrigation District Electric Rev., “C”, 5%, 11/01/38	1,350,000	1,618,448
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, 5%, 9/01/44	1,745,000	1,954,051
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/39	1,000,000	1,116,960

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/44	$1,500,000	$1,668,360
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/42	1,535,000	1,711,725
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/36	455,000	492,865
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 8/01/45	4,240,000	2,563,292
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/35	450,000	510,782
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/34	330,000	382,364
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/44	555,000	633,732
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-2”, CALHF, 3%, 11/15/20	290,000	290,664
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-3”, CALHF, 2.5%, 11/15/20	460,000	460,851
Los Angeles County, CA, Rio Hondo Community College District, “C”, Convertible Capital Appreciation, 0% to 8/01/2024, 6.85% to 8/01/42	10,000,000	9,746,500
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/29	1,000,000	1,167,170
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/30	1,000,000	1,160,550
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/31	1,660,000	1,919,209
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/34	525,000	592,452
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/40 (Prerefunded 1/01/20)	5,970,000	7,247,759
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/30	645,000	373,610
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, 0% to 8/01/2028, 6.25% to 8/01/43	7,025,000	5,175,458
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 8/01/41	12,965,000	2,842,706
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/24	3,110,000	2,518,634
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/27	2,070,000	1,488,123
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/29	4,025,000	2,649,577
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/30	4,455,000	2,827,054

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/30	$1,360,000	$1,594,981
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/39	4,080,000	4,521,334
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/25	865,000	1,057,774
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/26	905,000	1,097,729
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/27	1,225,000	1,474,471
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/28	635,000	757,834
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/41	6,000,000	7,378,140
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “B”, 1.5%, 4/01/47 (Put Date 4/02/18)	3,095,000	3,122,638
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.875%, 4/01/47 (Put Date 4/01/19)	2,505,000	2,552,294
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/43	8,725,000	1,950,736
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Public Improvements), “A”, 5%, 8/01/43	225,000	250,342
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/34	6,545,000	7,546,974
San Jose, CA, Airport Rev., “C”, 5%, 3/01/30	885,000	1,060,434
State of California, 5%, 5/01/44	3,710,000	4,287,016
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/32	600,000	703,092
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/29	700,000	701,848
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/29	3,665,000	2,371,255
Whittier, CA, Health Facility Rev. (PIH Health), 5%, 6/01/44	4,300,000	4,842,273
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/34	2,270,000	819,266

		$319,780,663
Colorado - 3.3%
Arvada, CO, Cimarron Metropolitan District, Rev., 6%, 12/01/22	$2,000,000	$2,011,640
Central Platte Valley, CO, General Obligation, 5%, 12/01/43	1,250,000	1,313,575

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/29	$305,000	$347,182
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/39	560,000	615,059
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/44	395,000	430,408
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/33	450,000	463,896
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/42	1,120,000	1,133,507
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/37	490,000	532,165
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/30	350,000	398,839
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/34	350,000	396,211
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5%, 11/01/44	885,000	909,576
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5.125%, 11/01/49	765,000	781,838
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 5%, 12/01/31	1,715,000	1,980,945
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/38	895,000	999,876
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/35	2,000,000	2,054,840
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/45	2,675,000	2,681,046
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/43	2,975,000	3,573,124
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 8/01/37	1,310,000	1,325,379
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 1/01/41	1,620,000	1,761,232
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 1/01/37	2,650,000	2,687,630
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/21	105,000	120,207
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/33	4,295,000	4,651,013
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/35	1,710,000	1,884,095

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/43	$825,000	$961,348
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6%, 11/15/30	700,000	800,149
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6.25%, 11/15/40	1,150,000	1,310,724
Colorado Health Facilities Hospital Authority Rev. (Adventist Health System/Sunbelt Obligated Group), “2014-E”, 5%, 11/15/34	6,530,000	7,576,041
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/18	540,000	600,032
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/34	8,490,000	9,598,964
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 10/01/32	13,545,000	14,071,630
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 10/01/32	4,705,000	4,932,534
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/45	795,000	885,582
E-470 Public Highway Authority Rev., CO, Capital Appreciation, “B”, NATL, 0%, 9/01/27	12,305,000	7,195,718
Fruita, CO, Rev. (Family Health West Project), 7%, 1/01/18	375,000	404,336
Fruita, CO, Rev. (Family Health West Project), 8%, 1/01/43	4,440,000	4,985,498
Park Creek Metropolitan District of Columbia Rev. (Senior Limited Property Tax Supported), “A”, 5%, 12/01/45	5,280,000	5,934,192
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/28	6,860,000	8,999,840
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/38	7,145,000	10,137,612
Salida, CO, Hospital District Rev., 5.25%, 10/01/36	5,607,000	5,633,073
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 12/01/31 (a)(d)	2,396,000	527,192
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5%, 12/01/33	404,000	430,373
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5.125%, 11/01/38	824,000	878,953

		$118,917,074
Connecticut - 0.8%
Connecticut Health & Educational Facilities Authority Rev. (Trinity Health Credit Group), 5%, 12/01/41	$10,000,000	$11,573,400
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “C-1”, 3.5%, 11/15/45	3,375,000	3,615,739
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/44	2,660,000	2,824,627

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/45 (n)	$6,325,000	$6,301,598
Mohegan Tribe Indians, CT, Gaming Authority Rev., “C”, 4.75%, 2/01/20 (n)	5,305,000	5,324,363

		$29,639,727
Delaware - 0.1%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/34	$915,000	$956,870
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/44	1,030,000	1,090,389
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/49	1,210,000	1,272,025
Delaware Economic Development Authority Rev. (Newark Charter School, Inc. Project), 5%, 9/01/42	1,170,000	1,240,422

		$4,559,706
District of Columbia - 0.6%
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/33	$420,000	$491,387
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/43	1,095,000	1,271,766
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/25	1,275,000	1,299,378
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.125%, 1/01/35	1,165,000	1,179,761
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.25%, 1/01/39	765,000	776,070
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/30	1,475,000	1,500,001
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/35	5,000,000	5,044,800
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/45	8,820,000	8,698,549
District of Columbia, Tobacco Settlement, 6.25%, 5/15/24	480,000	480,130
District of Columbia, Tobacco Settlement, 6.75%, 5/15/40	885,000	885,212

		$21,627,054
Florida - 7.7%
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6%, 11/15/34	$1,180,000	$1,309,104
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.25%, 11/15/44	2,955,000	3,297,366

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.375%, 11/15/49	$1,970,000	$2,191,093
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/32	1,250,000	1,561,875
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/42	2,000,000	2,486,960
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/46	1,000,000	1,241,360
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-3”, 5.5%, 5/01/36	280,000	279,992
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A-2”, 5.35%, 5/01/36	1,265,000	1,265,405
Arborwood Community Development District, FL, Capital Improvement Rev., Convertible Capital Appreciation, “A-1”, 0% to 5/01/16, 6.9% to 5/01/36	300,000	341,367
Arborwood Community Development District, FL, Capital Improvement Rev., Convertible Capital Appreciation, “A-2”, 0% to 5/01/16, 6.9% to 5/01/36	35,000	39,826
Arborwood Community Development District, FL, Capital Improvement Rev., Convertible Capital Appreciation, “B”, 0% to 5/01/16, 6.9% to 5/01/25	325,000	357,838
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2/01/30	1,560,000	1,304,441
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/30	690,000	739,156
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/33	320,000	342,045
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/34	1,355,000	1,458,983
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 11/01/39	4,720,000	5,159,479
Cape Coral, FL, Health Facilities Authority, Senior Housing Rev. (Gulf Care, Inc. Project), 5.875%, 7/01/40	3,590,000	3,677,165
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/39	2,475,000	2,512,892
Capital Trust Agency, FL, Charter School Rev. (River City Educational Services, Inc. Project) “A”, 5.375%, 2/01/35	1,465,000	1,494,329
Capital Trust Agency, FL, Charter School Rev. (River City Educational Services, Inc. Project) “A”, 5.625%, 2/01/45	2,725,000	2,766,311

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 5/01/37	$915,000	$916,940
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/43	3,200,000	3,559,744
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 5.5%, 5/15/25	300,000	306,786
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.25%, 5/15/35	300,000	306,558
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 8.125%, 5/15/44	4,970,000	5,912,908
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.5%, 5/15/49	805,000	822,396
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/22	2,560,000	2,565,939
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B-1”, 6.875%, 5/15/21	1,180,000	1,181,817
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/38 (a)(d)	1,400,000	560,014
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/20	395,000	447,843
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/21	620,000	716,385
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/22	520,000	610,012
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/23	685,000	811,896
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/24	575,000	684,325
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/25	670,000	799,538
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/35	1,650,000	1,840,064
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/46	2,245,000	2,462,428
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 5.75%, 8/15/29	1,000,000	1,146,190
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	3,050,000	3,490,329

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Board of Education, Lottery Rev., “A”, 5%, 7/01/20	$8,410,000	$9,817,918
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/19	660,000	742,295
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 6/15/42	3,480,000	3,820,240
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/30	2,575,000	2,713,715
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/32	1,950,000	2,011,211
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/40	5,490,000	5,727,772
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 7.625%, 6/15/41	10,125,000	11,968,864
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/43	4,070,000	4,176,390
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/44	5,000,000	5,126,200
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “A”, FHLMC, 3.5%, 7/01/46	1,605,000	1,711,139
Florida Mid-Bay Bridge Authority Rev., “A”, 5%, 10/01/35	5,000,000	5,623,750
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 5/01/38	1,780,000	1,848,067
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/29 (Prerefunded 8/15/18)	4,700,000	5,273,259
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/33	1,905,000	2,153,469
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/34	1,655,000	1,868,164
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/35	2,340,000	2,629,996
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/25	960,000	988,032
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/35	1,400,000	1,435,140
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/45	2,520,000	2,564,554
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 11/15/31	1,600,000	1,887,344
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/38	1,325,000	1,325,663
Main Street Community Development District, FL, “A”, 6.8%, 5/01/38	1,630,000	1,649,462
Marshall Creek, FL, Community Development District Rev. (St. John’s County), “A”, 5%, 5/01/32	1,560,000	1,613,633

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), 6%, 8/01/46	$7,250,000	$8,390,063
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/44	2,895,000	3,029,704
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/24	345,000	384,872
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/43	2,000,000	2,233,720
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/34 (Prerefunded 10/01/21)	300,000	396,327
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/40 (Prerefunded 10/01/21)	8,365,000	11,050,918
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/22	450,000	397,310
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/29	1,215,000	1,301,058
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/37	740,000	785,199
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/37	1,055,000	1,119,439
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 5/01/22	740,000	796,684
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 5/01/32	990,000	1,065,181
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 5/01/16 (d)(q)	1,575,000	866,219
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/38	4,375,000	4,397,838
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/31	1,000,000	1,144,210
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/49	2,030,000	2,478,853
Palm Glades Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/36	815,000	816,883
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 5/01/36 (a)(d)	895,000	353,212
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 5/01/13 (a)(d)	1,000,000	394,040
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/23	1,345,000	1,366,776
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.25%, 11/01/35	500,000	512,860
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 7%, 11/01/45	1,995,000	2,431,506

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/46	$435,000	$446,153
Paseo Community Development District, FL, Capital Improvement Rev., “B”, 4.875%, 5/01/10 (a)(d)	1,415,000	14
Paseo Community Development District, FL, Capital Improvement Rev., Capital Appreciation, “A-2”, 0%, 5/01/36	2,175,000	1,030,102
Paseo Community Development District, FL, Special Assessment, “A-1”, 5.4%, 5/01/36	240,000	242,033
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	5,330,000	6,059,784
Pompano Beach, FL (John Knox Village Project), 5%, 9/01/44	2,215,000	2,391,314
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 7/01/37	3,240,000	3,256,038
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 7/01/45	395,000	396,090
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.), “A”, 7.375%, 11/15/41	2,500,000	2,844,150
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 10/01/22 (n)	4,150,000	4,360,281
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 10/01/24 (n)	2,505,000	2,621,758
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 10/01/27 (n)	1,840,000	1,918,292
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/29	1,155,000	1,311,168
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 4/01/39	1,715,000	1,944,690
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/27	1,590,000	1,505,507
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.25%, 10/01/41	2,800,000	2,516,696
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/45	7,715,000	8,666,337
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/10 (d)	525,000	367,421
Stonebrier Community Development District, FL, Special Assessment, 5.5%, 5/01/37	1,600,000	1,600,992
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/26	155,000	181,237
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/29	145,000	166,412
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/34	315,000	356,659

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/44	$935,000	$1,054,222
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/40	5,935,000	6,608,682
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/44	2,695,000	2,982,853
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/55	6,300,000	6,871,788
Tampa, FL (University of Tampa Project), 5%, 4/01/40	965,000	1,068,902
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/35	2,280,000	2,292,928
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/45	4,180,000	4,196,051
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/16	1,150,000	1,154,577
Two Creeks Community Development District, FL, Capital Improvement Rev., 5.25%, 5/01/37	1,860,000	1,860,502
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/28	4,380,000	5,187,103
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/31	5,420,000	6,328,067
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 5/01/37	1,810,000	1,836,118
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 5/01/39 (a)(d)	790,000	434,571
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 11/01/17	165,000	165,124
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/45	1,000,000	1,018,460
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/35	500,000	509,080

		$275,110,404
Georgia - 1.6%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/33	$1,060,000	$1,175,561
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/43	1,060,000	1,170,208
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 1/01/30	2,450,000	2,459,163
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 1/01/31	1,515,000	1,516,591
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/22 (Prerefunded 11/01/19)	2,895,000	3,438,160

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/29	$4,070,000	$5,054,004
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/30	580,000	652,268
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/33	1,025,000	1,139,185
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/38	1,100,000	1,204,984
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	7,170,000	7,879,400
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/31	175,000	206,560
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.5%, 6/01/45	2,205,000	2,355,557
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/44	1,520,000	1,622,858
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/28	2,245,000	2,844,797
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 7/01/37	4,610,000	4,747,378
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., 5.625%, 8/01/34 (Prerefunded 8/01/18)	1,235,000	1,381,533
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/34	140,000	152,989
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/54	3,465,000	4,132,116
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/30	2,330,000	2,444,263
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/39	4,360,000	4,544,559
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/27	920,000	1,074,404
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/34	4,835,000	4,960,565

		$56,157,103
Guam - 0.1%
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 12/01/40	$3,055,000	$3,361,539
Guam Government, “A”, 7%, 11/15/39 (Prerefunded 11/15/19)	1,115,000	1,366,265
Guam International Airport Authority Rev., “C”, 5%, 10/01/16	255,000	261,594

		$4,989,398

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - 0.5%
Hawaii Department of Budget & Finance Special Purpose Rev. (Chaminade University), 5%, 1/01/30	$2,015,000	$2,123,125
Hawaii Department of Budget & Finance Special Purpose Rev. (Chaminade University), 5%, 1/01/35	1,125,000	1,161,743
Hawaii Department of Budget & Finance Special Purpose Rev. (Chaminade University), 5%, 1/01/45	1,140,000	1,154,695
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/29	970,000	1,203,392
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/44	1,190,000	1,476,481
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/39	10,580,000	11,987,457

		$19,106,893
Idaho - 0.1%
Idaho Health Facilities Authority Rev. (The Terraces of Boise Project), “B2”, 6%, 10/01/21	$2,120,000	$2,122,926
Idaho Health Facilities Authority Rev. (The Terraces of Boise Project), “B3”, 5.25%, 10/01/20	1,750,000	1,754,480

		$3,877,406
Illinois - 6.6%
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6%, 9/01/35	$2,170,000	$2,249,899
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6.25%, 9/01/45	3,565,000	3,702,752
Chicago, IL, AGM, 5%, 1/01/22	785,000	792,834
Chicago, IL, AGM, 5%, 1/01/23	505,000	510,040
Chicago, IL, AGM, 5%, 1/01/25	70,000	70,699
Chicago, IL, AGM, 5%, 1/01/26	25,000	25,177
Chicago, IL (Modern Schools Program), “A”, AMBAC, 5%, 12/01/24	4,580,000	4,690,928
Chicago, IL (Modern Schools Program), “G”, AMBAC, 5%, 12/01/23	945,000	968,285
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/21	1,675,000	1,716,406
Chicago, IL, “A”, AGM, 5%, 1/01/17	70,000	70,267
Chicago, IL, “A”, AGM, 5%, 1/01/17 (Prerefunded 2/20/16)	2,450,000	2,456,664
Chicago, IL, “A”, AGM, 5%, 1/01/22	50,000	50,191
Chicago, IL, “A”, AGM, 5%, 1/01/22 (Prerefunded 2/20/16)	5,970,000	5,986,238
Chicago, IL, “A”, AGM, 5%, 1/01/22 (Prerefunded 2/20/16)	655,000	656,782
Chicago, IL, “A”, AGM, 5%, 1/01/23	20,000	20,200
Chicago, IL, “A”, AGM, 5%, 1/01/23 (Prerefunded 2/20/16)	3,830,000	3,840,418
Chicago, IL, “A”, AGM, 5%, 1/01/24	25,000	25,095

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, “A”, AGM, 5%, 1/01/24 (Prerefunded 2/20/16)	$400,000	$401,088
Chicago, IL, “A”, AGM, 5%, 1/01/25 (Prerefunded 2/20/16)	545,000	546,482
Chicago, IL, “A”, AGM, 5%, 1/01/26 (Prerefunded 2/20/16)	190,000	190,517
Chicago, IL, “A”, AGM, 5%, 1/01/27	295,000	300,537
Chicago, IL, “A”, AGM, 5%, 1/01/28	15,070,000	16,142,532
Chicago, IL, “A”, AGM, 4.75%, 1/01/30	815,000	815,685
Chicago, IL, “A”, AGM, 5%, 1/01/34	2,605,000	2,607,761
Chicago, IL, “A”, AGM, 5%, 1/01/37	4,935,000	5,004,633
Chicago, IL, “A”, AMBAC, 5%, 1/01/24	1,500,000	1,533,945
Chicago, IL, “B”, AGM, 5%, 1/01/23 (Prerefunded 2/20/16)	735,000	736,999
Chicago, IL, “C”, NATL, 5%, 1/01/23	640,000	661,901
Chicago, IL, “D”, AMBAC, 5%, 12/01/22	4,465,000	4,575,018
Chicago, IL, Board of Education, AGM, 5%, 12/01/35	5,655,000	5,694,359
Chicago, IL, Board of Education, “A”, NATL, 5%, 12/01/16	6,695,000	6,774,671
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/20	4,575,000	4,593,803
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/21	6,890,000	6,909,912
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/23	1,630,000	1,632,527
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/32	675,000	793,712
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/33	335,000	392,456
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/43	1,350,000	1,547,708
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/30	4,970,000	5,849,342
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	5,645,000	6,559,321
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/31	540,000	601,857
Chicago, IL, Wastewater Transmission Rev., “C”, 5%, 1/01/35	435,000	482,511
Chicago, IL, Wastewater Transmission Rev., “C”, 5%, 1/01/39	650,000	707,512
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/36	945,000	945,728
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 10/01/41	2,000,000	2,201,360
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/34	700,000	747,145
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/45	1,800,000	1,905,480

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Christian Homes), 6.125%, 5/15/27 (Prerefunded 5/15/20)	$1,470,000	$1,780,890
Illinois Finance Authority Rev. (Christian Homes), 6.125%, 5/15/27	2,680,000	2,912,972
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2/15/45	3,600,000	3,863,232
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/27	1,600,000	1,656,816
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/37	8,015,000	8,244,469
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/33	2,745,000	2,819,746
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/43	3,410,000	3,508,992
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2/15/25	4,270,000	4,271,110
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/28	3,770,000	4,257,536
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.5%, 5/15/27	680,000	735,828
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.625%, 5/15/42	3,505,000	3,720,277
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 5/15/38	1,730,000	1,747,110
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7%, 11/15/29 (Prerefunded 5/15/19)	3,025,000	3,619,080
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7.125%, 11/15/37 (Prerefunded 5/15/19)	2,555,000	3,067,124
Illinois Finance Authority Rev. (Presence Health Obligated Group), 6.125%, 5/15/25 (Prerefunded 5/15/19)	75,000	87,552
Illinois Finance Authority Rev. (Presence Health Obligated Group), Unrefunded, 6.125%, 5/15/25	2,545,000	2,858,442
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/28	4,125,000	4,781,370
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 8/15/34	3,865,000	4,677,887
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/43	1,305,000	1,560,858
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	6,045,000	6,700,822
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/38 (Prerefunded 8/15/19)	1,500,000	1,811,970
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44 (Prerefunded 8/15/19)	2,545,000	3,085,380

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Smith Village), “A”, 6.125%, 11/15/25	$1,195,000	$1,204,799
Illinois Finance Authority Rev. (Smith Village), “A”, 6.25%, 11/15/35	2,195,000	2,206,392
Illinois Finance Authority Rev. (The Clare at Water Tower), “A-6”, 6%, 5/15/28 (a)(d)	1,057,000	11
Illinois Finance Authority Rev. (The Clare at Water Tower), Capital Appreciation, “B”, 0%, 5/15/50 (a)(d)	453,000	5
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/31	1,875,000	2,148,488
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/31	5,785,000	6,665,651
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/23	560,000	662,693
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/24	3,110,000	3,171,143
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	14,375,000	17,300,744
Illinois Toll Highway Authority Rev., “B”, 5.5%, 1/01/33	4,355,000	4,750,782
Illinois Toll Highway Authority Rev., “C”, 5%, 1/01/37	7,500,000	8,660,025
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/34	2,855,000	2,882,237
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/42	1,450,000	1,608,514
State of Illinois, NATL, 5%, 1/01/19	1,575,000	1,579,646
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 11/15/40	1,080,000	1,159,996
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 11/15/45	1,250,000	1,341,200

		$236,801,166
Indiana - 2.6%
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 11/15/42	$3,000,000	$3,387,060
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), 0.58%, 12/01/37 (Put Date 3/01/16)	8,000,000	8,000,000
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/34	3,205,000	3,612,804
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/40	3,005,000	3,310,098
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 3/01/32	4,790,000	5,003,347
Indiana Finance Authority Rev. (Marquette Project), 5%, 3/01/39	1,215,000	1,286,770
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/30	460,000	511,414
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/39	1,155,000	1,245,899

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/35	$2,095,000	$2,300,226
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	5,350,000	5,794,050
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	3,260,000	3,526,179
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/48	4,020,000	4,329,339
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “B”, 5%, 1/01/19	2,540,000	2,633,599
Indiana Health & Educational Facilities Finance Authority Hospital Rev. (Clarian Health), “B”, 5%, 2/15/33	2,470,000	2,476,274
Indiana Municipal Power Agency, Power Supply System Rev., “A”, 5%, 1/01/36	4,985,000	5,881,353
Indiana Municipal Power Agency, Power Supply System Rev., “A”, 5%, 1/01/37	8,700,000	10,221,717
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/42	1,430,000	1,518,703
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 1/01/39 (Prerefunded 1/01/19)	4,760,000	5,526,170
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/39	3,600,000	3,665,844
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/28	1,445,000	1,670,680
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/34	4,370,000	5,351,852
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	10,875,000	13,403,546

		$94,656,924
Iowa - 0.8%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 6/01/43	$3,000,000	$3,222,810
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/30	800,000	932,864
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/31	1,480,000	1,715,364
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/32	715,000	825,360
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5%, 12/01/19	1,455,000	1,522,570
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 7/01/21	1,530,000	1,547,978
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 7/01/25	2,495,000	2,521,721

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - continued
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/19	$2,640,000	$2,762,602
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/20	490,000	512,697
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.5%, 12/01/25	1,190,000	1,283,879
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.6%, 12/01/26	1,205,000	1,300,412
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.7%, 12/01/27	140,000	150,255
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.75%, 12/01/28	2,430,000	2,607,050
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/34	4,295,000	4,297,921
Scott County, IA, Rev. (Christian Retirement Homes, Inc.), 5.25%, 11/15/21	2,410,000	2,451,524

		$27,655,007
Kansas - 0.7%
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 9/01/30	$2,600,000	$2,733,926
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/38	3,600,000	3,872,232
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/42	1,500,000	1,596,105
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 5/15/27	1,185,000	1,205,809
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 5/15/29	1,555,000	1,727,310
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 5/15/39	2,325,000	2,356,388
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 9/01/16	155,000	156,321
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 9/01/28	3,848,000	3,883,863
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/43	4,165,000	4,560,300
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 5%, 5/15/29	500,000	513,550
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-B2”, 3.375%, 11/15/20	635,000	635,241
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 6/01/21	720,000	540,108
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/44	1,740,000	1,967,957

		$25,749,110
Kentucky - 1.0%
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2/01/35	$2,840,000	$3,284,091

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/42	$2,915,000	$2,967,412
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/45	1,325,000	1,356,535
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.25%, 5/15/41	3,000,000	3,520,170
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.375%, 5/15/46	1,495,000	1,762,366
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 8/15/27	815,000	894,943
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 6/01/30	710,000	815,329
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	6,255,000	7,214,892
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	1,955,000	2,260,625
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	5,180,000	5,283,652
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 6/01/39	1,635,000	1,846,716
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/39	1,830,000	2,002,679
University of Kentucky, General Receipts, “A”, 5%, 4/01/36	1,460,000	1,712,916

		$34,922,326
Louisiana - 2.2%
Jefferson Parish, LA, Hospital Service District No. 1 (West Jefferson Medical Center), “A”, 6%, 1/01/39 (Prerefunded 1/01/21)	$1,500,000	$1,838,295
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	3,200,000	3,644,960
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	2,000,000	2,287,940
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/21	1,705,000	2,012,599
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/22	1,365,000	1,642,778
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/45	6,355,000	6,471,106

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 6/01/36 (Prerefunded 6/01/16)	$1,530,000	$1,577,216
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 6/01/36 (Prerefunded 6/01/16)	1,225,000	1,250,590
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/35	1,145,000	1,164,373
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/45	4,435,000	4,518,999
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 11/01/32	5,000,000	5,407,500
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/29	2,990,000	3,537,200
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/35	4,000,000	4,742,600
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 10/01/36	6,995,000	7,211,565
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/34	6,470,000	7,041,430
New Orleans LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/40	2,675,000	2,969,330
New Orleans LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/45	1,150,000	1,270,049
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/30	2,050,000	2,291,101
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/40	655,000	739,901
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/40	875,000	993,554
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/45	2,405,000	2,704,447
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/45	1,095,000	1,233,583
Shreveport, LA, Water and Sewer Rev., AGM, 5%, 12/01/30	3,000,000	3,598,560
Shreveport, LA, Water and Sewer Rev., AGM, 5%, 12/01/34	930,000	1,095,224
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/40 (Put Date 6/01/22)	8,660,000	9,338,338

		$80,583,238

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maine - 0.4%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 6.25%, 1/01/25 (Put Date 2/01/17)	$3,985,000	$4,089,327
State of Maine, “B”, 5%, 6/01/21	9,675,000	11,647,442

		$15,736,769
Maryland - 0.6%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/40	$1,320,000	$1,399,438
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/40	4,700,000	4,983,128
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/38	2,600,000	2,779,270
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/25 (Put Date 6/01/20)	3,155,000	3,190,620
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/25	885,000	978,606
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/41	2,360,000	2,679,591
State of Maryland, “B”, 4%, 8/01/27	3,105,000	3,531,472
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/40	2,600,000	2,749,656

		$22,291,781
Massachusetts - 3.0%
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	$2,535,000	$3,023,520
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/37	4,640,000	4,792,285
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/21	685,000	786,757
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/22	685,000	799,642
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/23	510,000	600,862
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/24	1,250,000	1,484,175
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/29	1,450,000	1,679,187
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/30	3,015,000	3,463,542
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/31	835,000	955,015
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/35	9,160,000	10,242,162

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/31	$869,621	$842,419
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/39	218,601	210,213
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/46	525,000	502,861
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/46	58,153	49,970
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/56	289,249	1,675
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/33	1,350,000	1,473,174
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/43	2,080,000	2,277,766
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/20	105,000	112,910
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/25	170,000	196,586
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/33	430,000	523,422
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/24	1,400,000	1,671,908
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/25	800,000	961,152
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/36	1,685,000	1,932,476
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/46	485,000	549,379
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/28	960,000	1,124,160
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/27	3,585,000	3,620,169
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/42	11,780,000	11,847,617
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/42 (Prerefunded 5/01/19)	685,000	791,586
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/30	2,030,000	2,129,876
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/31	1,375,000	1,433,905
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/30	1,735,000	1,824,613

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/22	$250,000	$284,570
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/26	1,730,000	1,811,846
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/28	1,800,000	1,890,900
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/36 (u)	25,000,000	28,220,250
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/30	6,130,000	7,056,672
Massachusetts Housing Finance Agency, Single Family Housing Rev., “169”, 4%, 12/01/29	1,585,000	1,711,420
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/39	1,325,000	1,425,382
Massachusetts Port Authority Special Facilities Rev. (Conrac Project), “A”, 5.125%, 7/01/41	340,000	375,363
Massachusetts Port Authority Special Facilities Rev. (Delta Air Lines Project, Inc.), “A”, AMBAC, 5%, 1/01/27	2,760,000	2,768,556

		$107,449,943
Michigan - 3.1%
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “A”, 5.25%, 7/01/39	$9,635,000	$10,714,120
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/19	3,270,000	3,671,327
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/20	3,275,000	3,766,676
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/16	1,695,000	1,726,035
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/39	3,190,000	3,505,332
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/23	1,020,000	1,033,127
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/36	375,000	409,129
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5.25%, 7/01/41	2,055,000	2,249,198
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/25	155,000	156,752
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/41	535,000	578,977
Grand Valley, MI, State University Rev., 5.5%, 12/01/27 (Prerefunded 12/01/16)	1,015,000	1,057,752

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 5/15/27	$750,000	$760,230
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 5/15/36	3,050,000	3,084,282
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/23	635,000	682,269
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/24	800,000	861,296
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), 5%, 11/01/44	8,675,000	9,740,811
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/33	1,105,000	1,271,612
Michigan Finance Authority Hospital Rev. (Sparrow Obligated Group), 5%, 11/15/45	7,000,000	7,962,780
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/33	875,000	1,000,694
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/34	885,000	1,008,272
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/34	2,070,000	2,358,330
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/35	1,355,000	1,537,857
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-1”, 5%, 7/01/44	2,375,000	2,572,576
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-2”, 5%, 7/01/44	1,365,000	1,452,729
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-6”, 5%, 7/01/33	2,280,000	2,600,705
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/39	4,405,000	5,029,849
Michigan Housing Development Authority, “A”, 4%, 6/01/46	7,000,000	7,627,900
Michigan Strategic Fund (Waste Management, Inc.), 1.5%, 8/01/27 (Put Date 8/01/17)	4,505,000	4,514,461
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	1,050,000	1,233,162

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/39 (Prerefunded 9/01/18)	$6,945,000	$8,262,050
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	2,215,000	2,462,061
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	750,000	853,808
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	575,000	626,813
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	1,240,000	1,340,130
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, AGM, 5%, 12/01/40	8,165,000	9,374,481
Western Michigan University Rev., “A”, 5%, 11/15/40	1,250,000	1,424,213
Western Michigan University Rev., “A”, 5%, 11/15/45	1,850,000	2,091,980

		$110,603,776
Minnesota - 0.4%
Anoka County, MN, Charter School Lease Rev. (Spectrum Building Co.), “A”, 5%, 6/01/43	$1,000,000	$1,023,930
Brooklyn Park, MN, Charter School Lease Rev. (Athlos Leadership Academic Project), “A”, 5.25%, 7/01/30	410,000	416,995
Brooklyn Park, MN, Charter School Lease Rev. (Athlos Leadership Academic Project), “A”, 5.5%, 7/01/35	540,000	550,309
Brooklyn Park, MN, Charter School Lease Rev. (Athlos Leadership Academic Project), “A”, 5.5%, 7/01/40	610,000	611,751
Brooklyn Park, MN, Charter School Lease Rev. (Athlos Leadership Academic Project), “A”, 5.75%, 7/01/46	1,145,000	1,160,206
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.25%, 7/01/40	500,000	516,490
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.5%, 7/01/50	3,000,000	3,100,110
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/41	1,875,000	2,030,194
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 9/01/31	630,000	717,942
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 9/01/42	1,260,000	1,427,668
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 8/01/28	250,000	264,275
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 8/01/36	1,250,000	1,318,725

		$13,138,595

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - 0.4%
Jackson County, MS, Utility Authority Rev. (Water and Wastewater Treatment System), AGM, 5%, 9/01/40	$2,345,000	$2,666,218
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 4/01/27	1,275,000	1,322,889
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 11/01/37 (d)(q)	3,660,000	2,539,345
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/22	1,845,000	2,151,990
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/23	4,810,000	5,654,588

		$14,335,030
Missouri - 1.0%
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 5/01/26 (d)(q)	$2,495,000	$898,499
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/25	1,070,000	1,152,807
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/34	1,590,000	1,727,010
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/39	465,000	529,319
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/40	1,650,000	1,766,028
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/45	2,300,000	2,449,086
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/35	3,190,000	3,493,592
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/44	795,000	860,317
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/31	1,735,000	2,038,191
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/36	495,000	551,034
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/46	1,155,000	1,266,446
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, GNMA, 3.75%, 5/01/38	1,405,000	1,516,740
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/40	1,350,000	1,456,164

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Osage Beach, MO, Tax Increment Rev. (Prewitts), 4.8%, 5/01/16	$375,000	$375,116
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 5/01/23	1,500,000	1,494,750
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/30	695,000	727,755
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/35	490,000	505,376
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/45	1,320,000	1,348,446
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “B-2”, 3.85%, 8/15/20	270,000	270,572
St. Louis County, MO, Industrial Development Authority Senior Living Facilities Rev. (St. Andrews Resources for Seniors Obligated Group), “B”, 3.125%, 12/01/19	3,195,000	3,203,115
St. Louis, MO, Industrial Development Authority Rev. (St. Andrew’s Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/45	3,620,000	3,694,065
St. Louis, MO, Land Clearance Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 9/01/35	4,320,000	4,503,557

		$35,827,985
Nebraska - 0.1%
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/44	$1,080,000	$1,105,402
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/44	2,230,000	2,399,435

		$3,504,837
Nevada - 0.1%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/35	$1,715,000	$1,747,036
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/45	2,205,000	2,221,868

		$3,968,904
New Hampshire - 0.9%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	$4,935,000	$5,558,044
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	805,000	861,117
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/29 (Put Date 10/01/19)	985,000	997,214

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth College), 5.25%, 6/01/39 (u)	$20,000,000	$22,634,200
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 7/01/41	2,625,000	2,975,490

		$33,026,065
New Jersey - 5.9%
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/35	$2,500,000	$2,509,300
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/29	445,000	495,886
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/30	690,000	765,879
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/31	2,570,000	2,833,965
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/32	1,305,000	1,431,846
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 1/01/37	1,505,000	1,505,000
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 10/01/21	200,000	216,980
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/28	1,500,000	1,857,180
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/31	9,985,000	11,999,574
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), “B”, 6.5%, 4/01/18	1,780,000	1,910,794
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5%, 1/01/34	850,000	878,603
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.25%, 1/01/44	1,695,000	1,757,715
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/21	105,000	118,121
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/22	615,000	698,775
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/23	705,000	808,177
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/30	985,000	1,096,561

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/35	$1,510,000	$1,650,762
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/48	410,000	438,909
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 11/15/36 (Prerefunded 11/15/16)	2,735,000	2,838,082
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/27	325,000	376,197
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/28	325,000	363,233
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/31	975,000	1,095,042
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/39	1,060,000	1,175,158
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/42	530,000	583,345
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/19	8,540,000	9,009,444
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/23	7,870,000	8,729,876
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/29	5,770,000	6,335,345
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/30	1,820,000	2,063,061
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/30	8,595,000	9,741,573
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/32 (Prerefunded 6/01/19)	4,280,000	5,180,983
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17	2,335,000	2,498,940
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 7/01/38	8,000,000	8,837,360
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/46	10,225,000	11,507,931
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 3.5%, 12/01/29	3,415,000	3,421,215
New Jersey Higher Education Assistance Authority Student Loan Rev., “A”, ASSD GTY, 6.125%, 6/01/30	2,545,000	2,750,560
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	17,610,000	17,853,194

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	$31,335,000	$26,163,785
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	62,205,000	51,954,238
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	32,595,000	8,294,776
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	400,000	97,852

		$213,845,217
New Mexico - 0.7%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/40	$11,915,000	$13,159,760
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 8/15/17	100,000	100,469
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 8/15/26	1,580,000	1,553,614
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/39 (Put Date 8/01/19)	8,250,000	9,284,633

		$24,098,476
New York - 6.2%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/30	$2,265,000	$2,598,114
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/20	155,000	176,770
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/22	415,000	489,961
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/24	210,000	251,941
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/25	155,000	186,412
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/45	8,235,000	8,876,259
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/33	3,860,000	3,813,834
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/43	4,025,000	3,940,032
Build NYC Resource Corp. Rev. (South Bronx Charter School for International Cultures and the Arts), “A”, 5%, 4/15/43	2,655,000	2,711,206
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 5%, 1/01/35	3,360,000	3,627,994
Chautauqua County, NY, Capital Resource Corp. Rev. (Women’s Christian Assn.), “A”, 8%, 11/15/30	3,890,000	3,985,149

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/33	$600,000	$608,172
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2/15/47	3,340,000	3,469,325
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/47	3,230,000	3,760,560
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/35	22,535,000	27,815,627
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/34	785,000	890,936
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/40	2,130,000	2,368,241
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/45	990,000	1,092,396
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/35	975,000	1,101,107
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/30	1,570,000	1,792,155
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 5%, 12/01/40	1,000,000	1,065,200
New York Energy Research & Development Authority Pollution Control Rev. (New York Electric & Gas Corp. Project), “C”, 2%, 6/01/29 (Put Date 5/01/20)	3,015,000	3,074,396
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	12,985,000	13,790,589
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/40	5,850,000	6,244,232
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “3”, 7.25%, 11/15/44	3,970,000	4,813,268
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/49	4,760,000	5,375,658
New York, NY, “J-9”, FRN, 0.41%, 8/01/27	3,355,000	3,350,739
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/48	10,911,318	11,743,088
New York, NY, City Industrial Development Agency Rev. (Yankee Stadium Project), “A”, ASSD GTY, 7%, 3/01/49	10,000,000	11,713,800
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 8/01/25	18,935,000	19,731,595
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 8/01/31	8,045,000	8,388,522
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), “B”, 2%, 8/01/28 (Put Date 8/01/16)	6,400,000	6,413,312

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/47	$1,330,000	$1,527,838
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/42	12,055,000	12,167,353
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/25	505,000	575,538
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/31	510,000	583,379
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/42	3,110,000	3,822,221
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (The Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/46	3,000,000	3,033,060
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/36	2,435,000	2,851,336
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/42	2,780,000	3,241,174
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 12/01/23 (n)	6,470,000	6,645,596
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, “A”, 5.25%, 12/01/16 (n)	90,000	91,376
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 1/01/39	1,400,000	1,416,898
Tobacco Settlement Asset Securitization Corporation, NY, “1”, 5%, 6/01/26	10,730,000	10,817,557
Ulster County, NY, Capital Resource Corp Rev. (Health Alliance Senior Living- Woodland Pond at New Paltz), “B”, 7%, 9/15/44	2,010,000	2,080,732
Ulster County, NY, Capital Resource Corp Rev. (Health Alliance Senior Living- Woodland Pond at New Paltz), Convertible Capital Appreciation, “A”, 0% to 9/15/2019, 7.5% to 9/15/44	905,000	681,646
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 9/15/37	5,620,000	5,630,566

		$224,426,860
North Carolina - 0.5%
North Carolina Housing Finance Agency Rev., “30-A”, 5.25%, 7/01/39	$8,530,000	$8,632,275
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/25	1,030,000	1,134,463
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/30	1,310,000	1,393,277
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/35	750,000	793,193
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/45	1,325,000	1,383,035

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/37	$1,260,000	$1,284,003
University of North Carolina at Wilmington (Student Housing Projects), 5%, 6/01/29	1,190,000	1,410,602
University of North Carolina, Greensboro, Rev., 5%, 4/01/39	955,000	1,102,204

		$17,133,052
North Dakota - 0.1%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/34	$905,000	$971,789
North Dakota Housing Finance Agency Rev., (Home Mortgage Finance Program), “B”, 4%, 1/01/36	1,630,000	1,778,982

		$2,750,771
Ohio - 6.9%
American Municipal Power, Inc. (Prairie State Energy Campus Project), “A”, 5%, 2/15/42	$3,440,000	$3,868,280
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 6/01/45	5,990,000	6,477,346
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 6/01/24	10,000,000	9,136,700
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/30	3,310,000	2,971,586
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 6/01/34	4,485,000	3,954,155
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 6/01/42	21,225,000	18,917,843
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 6/01/47	45,445,000	39,992,054
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 6/01/47	69,705,000	66,044,093
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/37	11,535,000	10,672,297
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 11/01/40	5,435,000	6,379,983
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 11/01/40	2,210,000	2,622,740
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/44	1,025,000	1,097,314
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 5/15/25	380,000	381,079
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Flats East Development Project), 7%, 5/15/40	1,140,000	1,304,502

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/34	$1,380,000	$1,539,887
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/44	2,055,000	2,263,603
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/42	8,480,000	9,844,602
Lake County, OH, Hospital Facilities Rev., 6%, 8/15/43 (Prerefunded 8/15/18)	2,410,000	2,725,999
Lake County, OH, Hospital Facilities Rev., 6%, 8/15/43	460,000	507,109
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/30	2,235,000	2,489,634
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/40	3,230,000	3,601,870
Ohio Air Quality Development Authority Rev. (FirstEnergy Corp.), “A”, 5.7%, 8/01/20	4,335,000	4,863,653
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/35	7,865,000	8,939,752
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/27	3,975,000	4,219,582
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2/15/31	1,370,000	1,481,326
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2/15/38	4,100,000	4,421,030
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/29	690,000	758,828
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.75%, 12/01/32	3,725,000	4,047,585
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/35	1,520,000	1,577,076
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/43	1,715,000	1,765,507
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/43	2,100,000	2,269,113
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	425,000	479,179
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 5/15/25	475,000	475,371
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 11/15/25	2,260,000	2,264,497

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/38 (u)	$3,355,000	$3,850,366
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/43 (u)	8,150,000	9,266,469

		$247,472,010
Oklahoma - 0.9%
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise., “A”, 8.5%, 8/25/26 (n)	$2,710,000	$3,190,104
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/27	1,350,000	1,394,321
Norman, OK, Regional Hospital Authority Rev., 5.375%, 9/01/29	795,000	807,259
Oklahoma Development Finance Authority Continuing Care Retirement Community Rev. (Inverness Village), 5.75%, 1/01/37	3,720,000	3,884,722
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/42	1,390,000	1,448,269
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 11/01/45	3,500,000	3,844,505
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/45	660,000	718,575
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/27	4,795,000	5,477,329
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/35 (Put Date 6/01/25)	2,005,000	2,240,527
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/35	3,205,000	3,501,559
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/35	6,615,000	7,227,086

		$33,734,256
Oregon - 0.4%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/29	$655,000	$716,374
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/30	215,000	251,159
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/36	1,100,000	1,258,422
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/40	815,000	885,489
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 3/01/37	2,815,000	2,879,407
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 9/01/30	2,475,000	2,648,423
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 9/01/40	4,100,000	4,427,672

		$13,066,946

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - 5.1%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/28	$1,305,000	$1,412,336
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/38	2,025,000	2,189,916
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/35	1,110,000	1,192,862
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/42	4,605,000	4,888,760
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/27	620,000	627,961
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/37	800,000	807,208
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 12/01/22	500,000	508,945
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/45	1,730,000	1,771,278
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/30	815,000	851,015
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/35	815,000	831,455
Clairton, PA, Municipal Authority, “B”, 5%, 12/01/37	1,735,000	1,898,611
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/34	330,000	351,688
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/28	1,740,000	1,893,503
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/30	1,035,000	1,112,522
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/40	4,300,000	4,594,679
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/41	965,000	1,011,166
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6.125%, 1/01/45	7,220,000	7,735,003
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/21	685,000	773,660
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/22	1,660,000	1,899,870
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/23	855,000	985,379
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/29 (Prerefunded 1/01/19)	815,000	935,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/29	$90,000	$101,829
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/39 (Prerefunded 1/01/19)	6,355,000	7,342,249
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/39	705,000	805,075
Dallas, PA, Area Municipal Authority Rev. (Misericordia University Project), 5%, 5/01/29	1,335,000	1,478,446
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 10/01/25	510,000	579,238
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/34	250,000	284,765
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/17	3,520,000	3,762,246
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/18	1,680,000	1,846,303
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/39	325,000	342,095
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/46	180,000	188,559
East Hempfield, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/30	330,000	358,928
East Hempfield, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/35	420,000	448,946
Erie, PA, Water Authority Rev., AGM, 5%, 12/01/49	2,325,000	2,666,147
Lancaster County, PA, Hospital Authority Health System Rev. (Landis Homes Retirement Community Project), “A”, 5%, 7/01/45	2,500,000	2,606,750
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/27	580,000	698,500
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/35	210,000	240,608
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/43	7,735,000	8,767,777
Luzerne County, PA, “A”, AGM, 5%, 11/15/29	6,760,000	7,785,086
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 4/01/36	4,385,000	4,488,574
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/29 (Put Date 6/01/20)	1,025,000	1,033,815
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/36	8,510,000	9,453,248

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/50	$8,275,000	$8,349,061
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/50	3,915,000	3,985,392
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/40	1,075,000	1,167,321
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 0.6%, 8/01/45 (Put Date 5/02/16)	12,500,000	12,500,000
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/26	590,000	697,528
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/30	1,410,000	1,611,827
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/34	14,350,000	16,055,785
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/32	3,415,000	3,783,342
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 7/01/42	2,525,000	2,603,603
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/30	740,000	797,513
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/41	1,545,000	1,762,057
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/43	5,500,000	6,163,575
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/37	1,065,000	1,046,501
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/42	1,950,000	1,893,606
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/35	470,000	523,350
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/33	2,780,000	2,973,460
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/43	5,820,000	6,239,215
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/33	1,145,000	1,298,487

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/43	$1,975,000	$2,284,364
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/33	850,000	974,338
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/43	1,670,000	1,926,145
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/34	1,060,000	1,205,358
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/44	3,000,000	3,390,030
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/35	730,000	740,410
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/30	395,000	437,182
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/35	690,000	748,781
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 3/01/37	3,000,000	3,066,000

		$181,776,982
Puerto Rico - 3.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/47	$885,000	$888,354
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.5%, 7/01/29	80,000	84,597
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/33	1,060,000	1,096,793
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/34	940,000	968,040
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/18	1,305,000	1,320,777
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/32	7,695,000	7,694,923
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/29	440,000	430,725
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/35	2,645,000	2,569,644
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/38	13,150,000	11,949,800
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/30	520,000	494,671
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/31	2,100,000	1,987,104
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/25	650,000	646,763

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/20	$2,205,000	$2,256,068
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/21	440,000	451,788
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/25	750,000	772,508
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/16	345,000	348,578
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5.125%, 7/01/30	7,405,000	7,415,515
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/35	5,505,000	5,510,780
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/27	465,000	468,534
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/27	3,540,000	3,606,871
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/20	840,000	835,792
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/31	5,655,000	5,202,543
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/23	555,000	522,954
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/24	2,345,000	2,175,292
Puerto Rico Electric Power Authority Rev., “KK”, NATL, 5.5%, 7/01/16	175,000	176,801
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/17	145,000	149,454
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/20	65,000	65,125
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/33	215,000	195,940
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/22	2,165,000	2,188,404
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/24	240,000	238,039
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/19	3,825,000	3,825,536
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/30	280,000	259,980
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/26	65,000	63,451
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/18	155,000	155,383
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/19	740,000	745,520

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/22	$490,000	$492,582
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/27	1,705,000	1,608,872
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/32	425,000	418,098
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5%, 3/01/21	100,000	95,918
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/21	665,000	646,633
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/26	4,530,000	4,362,164
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/33	3,145,000	2,891,639
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/17	505,000	498,985
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/18	320,000	313,040
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/20	165,000	152,508
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/21	570,000	543,951
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/22	645,000	601,043
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/27	1,340,000	1,189,799

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/31	$980,000	$891,085
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	1,330,000	1,152,126
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/36	1,015,000	853,524
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	1,625,000	1,398,134
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	525,000	374,467
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	260,000	185,008
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/18	545,000	553,170
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/23	3,420,000	3,428,516
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/24	6,295,000	6,287,131
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/26	4,475,000	4,430,429
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/27	1,765,000	1,738,472
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/28	1,075,000	1,053,468
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/27	325,000	325,192
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/27	1,470,000	1,497,768
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/28	490,000	497,345
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/35 (Put Date 7/01/17)	6,085,000	6,198,850
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/40	5,570,000	3,517,845
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/47	14,305,000	1,517,188

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/25	$595,000	$585,813

		$118,063,810
South Carolina - 1.0%
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 12/01/37	$1,300,000	$1,301,352
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2/20/48	1,380,000	1,381,256
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/23	4,130,000	4,444,376
South Carolina Housing, Finance & Development Authority Mortgage Rev., “A-1”, 4%, 7/01/41	9,775,000	10,564,038
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), 5.75%, 8/01/39	940,000	1,023,124
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/32	1,499,418	1,542,556
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/47	1,627,958	1,644,010
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/47	562,212	58,234
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/47	516,379	53,487
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/48	805,000	835,091
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/46	1,800,000	2,025,522
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/49	10,000,000	11,058,600
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 1/01/24	130,000	130,368

		$36,062,014
South Dakota - 0.1%
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/34	$1,520,000	$1,751,222
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/44	1,455,000	1,642,870

		$3,394,092
Tennessee - 2.0%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/45	$2,270,000	$2,553,841
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/40	5,000,000	5,432,850

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 8/01/17	$1,520,000	$1,519,954
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/43	3,000,000	3,126,390
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), 6%, 7/01/38	1,700,000	1,934,617
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/40	3,000,000	3,397,050
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “A”, 5%, 10/01/39 (u)	10,000,000	11,211,700
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “B”, 5%, 10/01/39 (u)	10,000,000	11,211,700
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/34	500,000	522,115
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/44	1,000,000	1,036,780
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/49	2,265,000	2,320,379
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	12,055,000	13,547,650
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	2,105,000	2,526,758
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/24	3,625,000	4,394,261
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	250,000	308,108
Tennessee Housing Development Agency Rev., Housing Finance Program, “A”, 3.5%, 7/01/45	5,775,000	6,151,703
Tennessee Housing Development Agency, Residential Financing Program Rev., “2-C”, 4%, 1/01/45	1,945,000	2,099,803

		$73,295,659
Texas - 8.3%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/17	$845,000	$872,792
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/20	830,000	850,377
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/24	4,640,000	4,765,141

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/36 (a)(d)	$4,650,000	$47
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-3”, 5.125%, 5/15/33	4,685,000	4,937,147
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/33	8,455,000	9,278,348
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 5/15/33	1,625,000	1,714,879
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 3/01/27	3,750,000	3,790,575
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/45	1,315,000	1,479,993
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/33	845,000	1,013,113
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 8/15/41	695,000	779,498
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5%, 8/15/42	3,385,000	3,608,444
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/43	1,850,000	2,208,419
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/40	4,940,000	5,654,225
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/45	1,670,000	1,916,743
Clifton, TX, Higher Education Finance Corp., Education Rev. (Uplift Education), “A”, 3.375%, 12/01/24	490,000	497,296
Dallas and Fort Worth, TX, International Airport Rev., “A”, 5%, 11/01/38	4,430,000	4,890,631
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	4,370,000	4,886,490
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	9,175,000	10,153,330
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 3/01/40	3,800,000	4,253,720
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/44	1,860,000	1,988,452
Gregg County, TX, Health Facilities Development Corp. Hospital Rev., (Good Shepherd Obligated Group), “A”, FRN, 4.199%, 10/01/29 (Put Date 3/01/17)	5,125,000	5,179,274
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 5/01/28	3,260,000	3,319,430
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/25	2,345,000	2,472,005
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/36 (a)(d)	746,831	5,601

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Harris County, Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 11/15/34	$4,580,000	$2,114,494
Harris County, Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 11/15/38	40,280,000	14,157,614
Harris County, TX, 5.625%, 5/01/20	860,895	862,849
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/32	4,535,000	4,966,687
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 1/01/43	2,265,000	2,697,275
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/35 (Prerefunded 12/01/18)	2,400,000	2,830,632
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/31	1,425,000	1,646,189
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/32	185,000	211,868
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/33	450,000	513,864
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/41	745,000	242,125
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/46	1,865,000	468,227
Houston, TX, Airport System Rev., “B”, 5%, 7/01/26	1,335,000	1,572,497
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/38	7,680,000	8,896,589
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/20	3,075,000	3,293,602
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/24	9,305,000	10,413,226
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/29	9,905,000	10,776,838
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/30	6,515,000	7,034,571
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/20	7,970,000	8,710,971
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/23	185,000	185,194
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/39 (Prerefunded 8/15/19)	1,670,000	1,973,923
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41 (Prerefunded 8/15/19)	4,385,000	5,364,828
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2/15/37 (Prerefunded 2/15/17)	6,400,000	6,732,416

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 6.25%, 2/15/37 (Prerefunded 2/15/19)	$4,340,000	$5,034,660
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/29	2,680,000	3,060,882
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/24	300,000	331,755
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/30	750,000	810,210
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/36	500,000	525,315
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/42	1,750,000	1,841,193
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), 0.65%, 1/01/26 (Put Date 5/02/16)	7,000,000	7,000,000
New Hope, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev (Wesleyan Homes, Inc. Project), 5.5%, 1/01/35	1,325,000	1,372,157
New Hope, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev (Wesleyan Homes, Inc. Project), 5.5%, 1/01/43	1,420,000	1,459,220
New Hope, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev (Wesleyan Homes, Inc. Project), 5.5%, 1/01/49	1,470,000	1,491,918
New Hope, TX, Cultural Education Facilities Finance Corp. Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/46	1,295,000	1,423,270
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/30	310,000	340,836
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/35	310,000	334,577
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/47	770,000	815,846
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, 5%, 4/01/44	5,000,000	5,235,250
Newark, TX, Higher Education Authority Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/35	1,530,000	1,572,259
Newark, TX, Higher Education Finance Corp Authority Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/45	1,025,000	1,044,557

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/42	$2,355,000	$2,493,804
North Texas Tollway Authority Rev., 6%, 1/01/43	1,280,000	1,514,893
Port of Bay, TX, City Authority (Hoechst Celanese Corp.), 6.5%, 5/01/26	2,500,000	2,508,775
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “A”, 6.45%, 11/01/30	430,000	431,492
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 11/01/30	5,380,000	5,399,798
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.5%, 11/15/34	1,075,000	1,260,061
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.75%, 11/15/44	1,970,000	2,320,739
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 8%, 11/15/49	1,680,000	2,004,509
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/27	4,000,000	5,056,040
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/40	2,955,000	3,436,665
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 6/01/36	1,055,000	1,085,848
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.75%, 11/15/19	615,000	670,842
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.125%, 11/15/29	520,000	575,874
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.125%, 5/15/37	835,000	844,369
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.375%, 11/15/44	8,515,000	9,428,319
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/35	2,470,000	2,584,732
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/40	3,310,000	3,410,591
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Buckingham Senior Living Community, Inc. Project), 3.875%, 11/15/20	2,785,000	2,800,095

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Buckingham Senior Living Community, Inc. Project), 5.625%, 11/15/41	$2,750,000	$2,884,338
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Buckingham Senior Living Community, Inc. Project), “A”, 5.25%, 11/15/35	845,000	876,713
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Buckingham Senior Living Community, Inc. Project), “A”, 5.5%, 11/15/45	3,750,000	3,914,175
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8%, 11/15/28	1,000,000	1,007,900
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 11/15/44	7,500,000	7,576,575
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/44	660,000	714,971
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/49	450,000	485,415
Tarrant Cultural Education Facilities Finance Corp. Retirement Facility (Northwest Senior Housing Corporation Edgemere Project), “A”, 5%, 11/15/30	2,000,000	2,232,780
Tarrant Cultural Education Facilities Finance Corp. Retirement Facility (Northwest Senior Housing Corporation Edgemere Project), “A”, 5%, 11/15/35	2,350,000	2,556,636
Tarrant Cultural Education Facilities Finance Corp. Retirement Facility (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/30	2,055,000	2,276,282
Tarrant Cultural Education Facilities Finance Corp. Retirement Facility (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/36	3,840,000	4,047,552
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	1,375,000	1,729,805
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	1,105,000	1,365,736
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/36	4,605,000	1,990,235
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	3,940,000	4,565,199
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	3,560,000	4,094,676

		$300,022,788

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
U.S. Virgin Islands - 0.2%
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	$4,090,000	$4,611,148
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	1,500,000	1,653,645

		$6,264,793
Utah - 0.6%
Utah Charter School Finance Authority Rev. (Spectrum Academy), 5%, 4/15/30	$745,000	$752,830
Utah Charter School Finance Authority Rev. (Spectrum Academy), 6%, 4/15/45	1,765,000	1,845,431
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Early Light Academy Project), 8.25%, 7/15/35	3,710,000	4,191,076
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Hawthorn Academy Project), 8.25%, 7/15/35 (Prerefunded 7/15/18)	3,995,000	4,676,187
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 7/15/37	2,405,000	2,420,825
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2/15/38	6,070,000	6,213,616

		$20,099,965
Vermont - 0.4%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/22	$3,785,000	$4,291,471
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/24	110,000	130,716
Burlington, VT, Airport Rev., “A”, 4%, 7/01/28	4,645,000	4,839,115
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/30	190,000	219,853
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/36 (Put Date 4/02/18)	3,275,000	3,301,986

		$12,783,141
Virginia - 1.0%
Alexandria, VA, Industrial Development Authority, Residential Care Facilities Mortgage Rev. (Goodwin House, Inc.), 5%, 10/01/35	$1,685,000	$1,921,978
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/43	4,780,000	5,192,275
Giles County, VA, Industrial Development Authority Rev. (Celanese Corp.), 6.45%, 5/01/26	1,000,000	1,003,470
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/48	981,912	44,176

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5%, 1/01/46	$995,000	$985,806
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/46	2,390,000	2,447,288
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/45	1,780,000	1,844,169
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/30	2,810,000	3,058,067
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/35	2,590,000	2,766,457
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	6,065,000	7,009,381
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	9,705,000	10,783,031
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/19 (a)(d)	769,496	8
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 3/01/19 (a)(d)	6,569,571	66
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/44	605,000	681,563

		$37,737,735
Washington - 1.2%
Port Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/30	$4,000,000	$4,224,080
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.5%, 12/01/30	2,750,000	2,758,443
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 12/01/32	2,205,000	2,343,584
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29 (Prerefunded 7/01/19)	1,550,000	1,853,149
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39 (Prerefunded 7/01/19)	3,665,000	4,412,587
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 8/01/36 (Prerefunded 8/01/18)	5,670,000	6,433,466
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 8/15/42	5,075,000	5,423,044
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “B”, ACA, 5.75%, 8/15/37	1,000,000	1,061,780
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/34	2,435,000	2,669,491
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “A”, 7%, 7/01/45	1,570,000	1,640,289

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “A”, 7%, 7/01/50	$1,480,000	$1,535,648
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-1”, 5.5%, 1/01/24	1,095,000	1,104,067
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-2”, 4.875%, 1/01/22	2,100,000	2,113,104
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-3”, 4.375%, 1/01/21	3,020,000	3,068,622
Washington Housing Finance Community Nonprofit Housing Rev. (Rockwood Retirement Communities), 5.125%, 1/01/20	4,095,000	4,097,867

		$44,739,221
West Virginia - 0.3%
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/28	$1,285,000	$1,520,605
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/29	515,000	605,455
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/30	1,005,000	1,175,177
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 6/01/34	865,000	884,134
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/28	1,000,000	1,164,680
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/38	3,450,000	3,651,032
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/44	605,000	675,277
West Virginia Hospital Finance Authority Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/27	2,100,000	2,456,874

		$12,133,234
Wisconsin - 2.2%
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 6/01/28	$3,165,000	$3,380,695
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “B-1”, 1.25%, 8/15/25 (Put Date 8/15/17)	2,115,000	2,123,185
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/35	710,000	794,568
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/39	1,435,000	1,598,174
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 5.5%, 5/01/31 (Prerefunded 5/01/21)	1,855,000	2,268,554
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 6%, 5/01/41 (Prerefunded 5/01/21)	1,405,000	1,753,988

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/43	$4,870,000	$4,947,238
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), “A”, 5.125%, 2/01/38	5,110,000	5,303,209
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	485,000	583,542
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	1,960,000	2,410,682
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/45	435,000	466,629
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/37	290,000	313,206
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 8/15/34	4,155,000	4,236,147
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/30	1,025,000	1,036,931
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/35	1,005,000	1,015,804
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/45	2,770,000	2,787,562
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 4%, 9/01/20	740,000	771,272
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 5%, 9/01/25	520,000	561,059
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 5%, 9/01/30	895,000	925,260
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/38	1,185,000	1,202,301
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/35	2,805,000	2,907,887
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/29	1,905,000	1,988,801
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/34	1,730,000	1,840,166
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/44	1,685,000	1,810,482
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/49	3,465,000	3,770,613
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “B-3”, 3.75%, 11/15/19	150,000	150,176
Wisconsin Public Finance Authority Student Housing Rev., (Western Carolina University Project), 5.25%, 7/01/47	2,480,000	2,615,879
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/22	1,425,000	1,519,834

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/28	$3,815,000	$4,156,977
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/42	17,610,000	18,405,268

		$77,646,089
Total Municipal Bonds (Identified Cost, $3,321,900,016)		$3,543,619,167

Bonds - 0.1%
Metals & Mining - 0.1%
Consol Energy, Inc., 5.875%, 4/15/22	$7,000,000	$4,523,750
Total Bonds (Identified Cost, $4,725,977)		$4,523,750

Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.28%, at Cost and Net Asset Value (v)	88,246,100	$88,246,100
Total Investments (Identified Cost, $3,414,872,093)		$3,636,389,017

Other Assets, Less Liabilities - (1.1)%		(39,829,780)
Net Assets - 100.0%		$3,596,559,237

(a)	Non-income producing security.
(d)	In default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $31,553,274 representing 0.9% of net assets.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit

Portfolio of Investments – continued

Insurers
ACA	ACA Financial Guaranty Corp.
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,326,625,993)	$3,548,142,917
Underlying affiliated funds, at cost and value	88,246,100
Total investments, at value (identified cost, $3,414,872,093)	$3,636,389,017
Receivables for
Investments sold	21,226,033
Fund shares sold	13,778,959
Interest	39,359,677
Receivable from investment adviser	46,209
Other assets	17,634
Total assets	$3,710,817,529
Liabilities
Payable to custodian	$40,917
Payables for
Distributions	1,811,440
Investments purchased	64,144,054
Interest expense and fees	62,591
Fund shares reacquired	8,657,445
Payable to the holders of the floating rate certificates from trust assets	38,360,110
Payable to affiliates
Shareholder servicing costs	837,085
Distribution and service fees	32,899
Payable for independent Trustees’ compensation	9,434
Accrued expenses and other liabilities	302,317
Total liabilities	$114,258,292
Net assets	$3,596,559,237
Net assets consist of
Paid-in capital	$3,491,348,297
Unrealized appreciation (depreciation) on investments	221,516,924
Accumulated net realized gain (loss) on investments	(124,826,931)
Undistributed net investment income	8,520,947
Net assets	$3,596,559,237
Shares of beneficial interest outstanding	435,895,457

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,974,564,059	239,267,306	$8.25
Class B	30,537,224	3,696,719	8.26
Class C	271,642,609	32,883,540	8.26
Class I	1,319,815,345	160,047,892	8.25

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.62 [100 / 95.75 x $8.25]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$166,731,046
Dividends from underlying affiliated funds	133,336
Total investment income	$166,864,382
Expenses
Management fee	$17,626,690
Distribution and service fees	2,889,269
Shareholder servicing costs	3,254,238
Administrative services fee	508,820
Independent Trustees’ compensation	48,729
Custodian fee	229,842
Shareholder communications	158,410
Audit and tax fees	62,398
Legal fees	50,729
Interest expense and fees	308,510
Miscellaneous	363,133
Total expenses	$25,500,768
Fees paid indirectly	(76)
Reduction of expenses by investment adviser	(1,468,305)
Net expenses	$24,032,387
Net investment income	$142,831,995
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(2,951,898)
Futures contracts	(622,299)
Net realized gain (loss) on investments	$(3,574,197)
Change in unrealized appreciation (depreciation) on investments	$(11,495,910)
Net realized and unrealized gain (loss) on investments	$(15,070,107)
Change in net assets from operations	$127,761,888
See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2016	2015
Change in net assets
From operations
Net investment income	$142,831,995	$118,076,918
Net realized gain (loss) on investments	(3,574,197)	(2,864,708)
Net unrealized gain (loss) on investments	(11,495,910)	209,385,873
Change in net assets from operations	$127,761,888	$324,598,083
Distributions declared to shareholders
From net investment income	$(134,145,179)	$(111,076,945)
Change in net assets from fund share transactions	$698,955,690	$602,075,864
Total change in net assets	$692,572,399	$815,597,002
Net assets
At beginning of period	2,903,986,838	2,088,389,836
At end of period (including undistributed net investment income of $8,520,947 and $9,992,298, respectively)	$3,596,559,237	$2,903,986,838

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.29	$7.61	$8.34	$7.89	$7.13
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.39	$0.40	$0.39	$0.41
Net realized and unrealized gain (loss) on investments	(0.06)	0.65	(0.74)	0.44	0.75
Total from investment operations	$0.31	$1.04	$(0.34)	$0.83	$1.16
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.39)	$(0.38)	$(0.40)
Net asset value, end of period (x)	$8.25	$8.29	$7.61	$8.34	$7.89
Total return (%) (r)(s)(t)(x)	3.86	14.01	(4.05)	10.72	16.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.71	0.72	0.72	0.71
Expenses after expense reductions (f)	0.66	0.68	0.69	0.70	0.70
Net investment income	4.54	4.85	5.03	4.83	5.49
Portfolio turnover	17	12	18	18	21
Net assets at end of period (000 omitted)	$1,974,564	$1,583,324	$1,445,607	$2,161,677	$1,858,416
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.65	0.67	0.67	0.67	0.67

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.30	$7.61	$8.35	$7.90	$7.13
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.33	$0.33	$0.33	$0.35
Net realized and unrealized gain (loss) on investments	(0.06)	0.66	(0.74)	0.43	0.76
Total from investment operations	$0.25	$0.99	$(0.41)	$0.76	$1.11
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.33)	$(0.31)	$(0.34)
Net asset value, end of period (x)	$8.26	$8.30	$7.61	$8.35	$7.90
Total return (%) (r)(s)(t)(x)	3.06	13.27	(4.92)	9.82	16.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.71	1.72	1.71	1.71
Expenses after expense reductions (f)	1.44	1.45	1.48	1.51	1.49
Net investment income	3.78	4.08	4.25	4.02	4.74
Portfolio turnover	17	12	18	18	21
Net assets at end of period (000 omitted)	$30,537	$33,622	$34,969	$52,886	$47,927
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.43	1.44	1.46	1.48	1.46

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 1/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.30	$7.61	$8.35	$7.90	$7.13
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.32	$0.31	$0.33
Net realized and unrealized gain (loss) on investments	(0.06)	0.66	(0.75)	0.44	0.77
Total from investment operations	$0.23	$0.97	$(0.43)	$0.75	$1.10
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.31)	$(0.30)	$(0.33)
Net asset value, end of period (x)	$8.26	$8.30	$7.61	$8.35	$7.90
Total return (%) (r)(s)(t)(x)	2.83	13.01	(5.12)	9.61	15.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.71	1.72	1.71	1.71
Expenses after expense reductions (f)	1.66	1.68	1.69	1.70	1.70
Net investment income	3.55	3.84	4.05	3.82	4.51
Portfolio turnover	17	12	18	18	21
Net assets at end of period (000 omitted)	$271,643	$254,973	$221,393	$299,381	$236,487
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.65	1.66	1.67	1.67	1.67

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 1/31
	2016	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$8.29	$7.60	$8.34	$7.89	$7.28
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.38	$0.40	$0.39	$0.26
Net realized and unrealized gain (loss) on investments	(0.06)	0.67	(0.75)	0.44	0.61
Total from investment operations	$0.31	$1.05	$(0.35)	$0.83	$0.87
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.39)	$(0.38)	$(0.26)
Net asset value, end of period (x)	$8.25	$8.29	$7.60	$8.34	$7.89
Total return (%) (r)(s)(x)	3.86	14.14	(4.18)	10.71	12.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.71	0.72	0.72	0.72	(a)
Expenses after expense reductions (f)	0.66	0.68	0.69	0.70	0.69	(a)
Net investment income	4.55	4.78	5.04	4.82	5.03	(a)
Portfolio turnover	17	12	18	18	21
Net assets at end of period (000 omitted)	$1,319,815	$1,032,069	$386,421	$445,195	$145,622
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.65	0.66	0.67	0.67	0.67	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I, the period is from inception, June 1, 2011, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the

Notes to Financial Statements – continued

industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$3,543,619,167	$—	$3,543,619,167
U.S. Corporate Bonds	—	4,523,750	—	4,523,750
Mutual Funds	88,246,100	—	—	88,246,100
Total Investments	$88,246,100	$3,548,142,917	$—	$3,636,389,017

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At January 31, 2016, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(622,299)

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements – continued

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2016, the fund’s payable to the holders of the floating rate certificates from trust assets was $38,360,110 and the interest rate on the floating rate certificates issued by the trust was 0.02%. For the year ended January 31, 2016, the average payable to the holders of the floating rate certificates from trust assets was $45,398,825 at a weighted average interest rate of 0.05%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2016, interest expense and fees related to self-deposited inverse floaters amounted to $308,510 and are included in “Interest expense and fees” in the Statement of Operations. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/16	1/31/15
Ordinary income (including any short-term capital gains)	$757,135	$1,434,566
Tax-exempt income	133,388,044	109,642,379
Total distributions	$134,145,179	$111,076,945

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/16
Cost of investments	$3,355,461,627
Gross appreciation	267,553,849
Gross depreciation	(24,986,569)
Net unrealized appreciation (depreciation)	$242,567,280
Undistributed ordinary income	1,294,664
Undistributed tax-exempt income	20,551,220
Capital loss carryforwards	(145,877,287)
Other temporary differences	(13,324,937)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/17	$(18,935,036)
1/31/18	(28,497,487)
1/31/19	(16,085,714)
Total	$(63,518,237)

Notes to Financial Statements – continued

Post-enactment losses which are characterized as follows:
Short-Term	$(20,248,969)
Long-Term	(62,110,081)
Total	$(82,359,050)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/16	Year ended 1/31/15
Class A	$76,506,613	$68,292,682
Class B	1,087,399	1,294,498
Class C	8,455,546	8,380,411
Class I	48,095,621	33,109,354
Total	$134,145,179	$111,076,945

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2017. For the year ended January 31, 2016, this management fee reduction amounted to $352,724, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2016, this management fee reduction amounted to $227,328 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.53% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest expenses and fees associated with investments in inverse

Notes to Financial Statements – continued

floating rate instruments), such that fund operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2017. For the year ended January 31, 2016, this reduction amounted to $818,998, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $152,362 for the year ended January 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.78%	$309,976
Class C	0.75%	0.25%	1.00%	1.00%	2,579,293
Total Distribution and Service Fees					$2,889,269

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2016 based on each class’s average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the service fee. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2016. For the year ended January 31, 2016, this waiver amounted to $68,609 which is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2016, this rebate amounted to $646 for Class C shares which is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2016, were as follows:

Amount
Class A	$12,683
Class B	41,699
Class C	16,934

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2016, the fee was $161,358, which equated to 0.005% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,092,880.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2016 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,890 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $9,420 at January 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can

Notes to Financial Statements – continued

terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2016, the fee paid by the fund under this agreement was $9,838 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $1,186,464,527 and $521,543,866, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/16		Year ended 1/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	76,456,144	$624,038,964	40,473,485	$322,376,840
Class B	416,244	3,387,125	414,499	3,300,718
Class C	5,476,902	44,620,971	5,587,973	44,672,670
Class I	63,029,868	512,262,871	92,690,200	736,618,572
	145,379,158	$1,184,309,931	139,166,157	$1,106,968,800

Shares issued to shareholders in reinvestment of distributions
Class A	8,709,395	$70,835,448	7,675,250	$61,221,837
Class B	110,201	897,084	132,594	1,057,981
Class C	815,313	6,637,686	791,805	6,325,389
Class I	4,439,858	36,091,153	3,039,284	24,362,211
	14,074,767	$114,461,371	11,638,933	$92,967,418

Shares reacquired
Class A	(36,844,265)	$(299,291,613)	(47,280,505)	$(374,787,539)
Class B	(880,349)	(7,157,569)	(1,089,824)	(8,648,821)
Class C	(4,125,717)	(33,547,728)	(4,742,412)	(37,720,457)
Class I	(31,974,993)	(259,818,702)	(22,021,899)	(176,703,537)
	(73,825,324)	$(599,815,612)	(75,134,640)	$(597,860,354)

Notes to Financial Statements – continued

	Year ended 1/31/16		Year ended 1/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	48,321,274	$395,582,799	868,230	$8,811,138
Class B	(353,904)	(2,873,360)	(542,731)	(4,290,122)
Class C	2,166,498	17,710,929	1,637,366	13,277,602
Class I	35,494,733	288,535,322	73,707,585	584,277,246
	85,628,601	$698,955,690	75,670,450	$602,075,864

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2016, the fund’s commitment fee and interest expense were $10,486 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	89,848,064	788,918,809	(790,520,773)	88,246,100

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$133,336	$88,246,100

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the Fund) (one of the series constituting MFS Series Trust III), including the portfolio of investments, as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund (one of the series constituting MFS Series Trust III) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 17, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Gary Lasman Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.44% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2016 and 2015, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS High Income Fund	68,273	68,273
MFS Global High Yield Fund	72,879	72,879
MFS High Yield Pooled Portfolio	31,410	31,410

Total	172,562	172,562

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Municipal High Income Fund	50,763	50,763

For the fiscal years ended January 31, 2016 and 2015, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS High Income Fund	0	0	8,376	8,376	0	1,373
To MFS Global High Yield Fund	0	0	6,474	6,474	0	1,150
To MFS High Yield Pooled Portfolio	0	0	8,136	8,136	0	1,313
Total fees billed by Deloitte To above Funds	0	0	22,986	22,986	0	3,836

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS High Income Fund*	55,409	1,401,341	0	0	5,000	0
To MFS and MFS Related Entities of MFS Global High Yield Fund*	55,409	1,401,341	0	0	5,000	0
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	55,409	1,401,341	0	0	5,000	0

	Aggregate Fees for Non-audit Services
	2016	2015
Fees billed by Deloitte:
To MFS High Income Fund, MFS and MFS Related Entities#	68,785	1,414,428
To MFS Global High Yield Fund, MFS and MFS Related Entities#	66,883	1,412,303
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	68,545	1,414,128

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	9,249	9,249	2,182	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	1,786,175	0	0	0	149,169	0

	Aggregate Fees for Non-audit Services
	2016	2015
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	2,157,775	124,249

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: March 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: March 17, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 17, 2016

*	Print name and title of each signing officer under his or her signature.